Joint Venture Agreement

Energizer Resources Inc.
Energizer

Malagasy Minerals Limited
ACN 121 700 105
Malagasy

Madagascar-ERG Joint Venture (Mauritius) Ltd
Company Number: 106367
JV Company

Jackson McDonald	t:	0+61 8 9426 6611	Contact:	Will Moncrieff
Lawyers	f:	+61 8 9481 8649	Reference:	7141864
140 St Georges Terrace	w:	www.jacmac.com.au
Perth Western Australia 6000

Joint Venture Agreement

Table of contents

1	Interpretation		1
	1.1	Definitions	1
	1.2	Interpretation	11
2	Commencement		13
3	Consideration		13
	3.1	Deposit paid	13
	3.2	Cash and Share Consideration	13
	3.3	Payment and issue	13
4	Provision of Mining Information		14
5	Acknowledgements by Parties		14
6	Establishment of JV Company and its Board		15
	6.1	Establishment	15
	6.2	Initial Shareholding Interests	15
	6.3	Adoption of constituent document	15
	6.4	Board members	15
	6.5	Appointment and removal of Directors	15
	6.6	Role and powers of the Board	16
	6.7	Meetings of the Board	16
	6.8	Notice of Board meetings	17
	6.9	Quorum	17
	6.1	Decisions of the Boards	17
	6.11	Voting	17
	6.12	Experts and advisers	17
	6.13	Minutes of meetings and records	18
7	Establishment of MadagascarCo		18
	7.1	Establishment	18
	7.2	Management of MadagascarCo	18
	7.3	Appointment and removal	18
	7.4	Role of Company Manager	19
	7.5	Adoption of constituent document	19
8	Business of the JV Company and MadagascarCo		19
9	Co-operation of Shareholders		19

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Joint Venture Agreement

10	Right to explore and sublease		20
	10.1	Grant of Subleases	20
	10.2	Covenants of Permit Holders in respect of the Exploration Permits	21
	10.3	Covenants in respect of the Exploration Permits	21
	10.4	Remedies of Energizer	22
	10.5	Exercise of Industrial Mineral Rights	22
	10.6	Notice of activities	23
	10.7	Mutual indemnities	23
11	Surrender of Exploration Permits		24
12	Transfer of Permits		24
13	Bankable Feasibility Study and Decision to Mine		25
	13.1	Bankable Feasibility Study	25
	13.2	Decision to Mine	25
	13.3	Election to participate and formation of mining joint venture	26
	13.4	Establishment of Mining Area	26
	13.5	Holding of Mining Area	26
	13.6	Mining Area ceases to be Joint Venture Property	27
	13.7	Transfer of Mining Area	27
	13.8	Terms of Mining Joint Venture	27
	13.9	Agreement	28
14	Conversion to Exploitation Permits		28
	14.1	Conversion	28
	14.2	Transfer of Exploitation Permits	28
	14.3	Holding of Exploitation Permits	29
	14.4	Approval of Mining Department	29
	14.5	Option of Permit Holders to transfer Exploration Permits prior to conversion	29
15	Environment and Mining Operations		29
16	Other Mineral Rights		30
	16.1	Holder of Permits and Other Mineral Rights	30
	16.2	Priority of exercise of Industrial Mineral Rights by JV Company	30
	16.3	Exercise of Other Mineral Rights by the Permit Holders	30
	16.4	Suspension of Other Mineral Rights for duration of Mining Operations	30
	16.5	Transfer of Other Mineral Rights	31
	16.6	Transfer of Industrial Mineral Rights	31
	16.7	Co-mingling	31

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Joint Venture Agreement

17	Operator		32
	17.1	First Operator	32
	17.2	Functions of the Operator	32
	17.3	Operator to prepare Programs and Budgets	32
	17.4	Liability of Operator	33
	17.5	Indemnity of Operator	33
	17.6	Preserve Permits	33
	17.7	Reporting	33
	17.8	Change of Operator	33
18	Contributions to Joint Venture Costs		33
19	Right to dilute		34
	19.1	Election not to fund	34
	19.2	Contributions where election not to fund	34
	19.3	Dilution	35
20	Disposal of Shares and pre-emption rights		38
21	Drag along		38
22	Tag along		38
23	Interest below 10%		39
24	Representations and warranties		39
	24.1	Representations and warranties by Energizer	39
	24.2	Representations and warranties by Malagasy	40
	24.3	Disclaimer of liability by Malagasy	41
25	Guarantee by Malagasy		42
26	Guarantee by Energizer		42
27	Assignment		42
28	Termination		42
	28.1	Termination events	42
	28.2	Event of Default	43
	28.3	Effect of termination	43
	28.4	Continuing remedies	43
29	Force Majeure		44
	29.1	Force Majeure	44
	29.2	Relief	44
	29.3	Labour disputes	44
	29.4	Resumption	45
30	Dispute resolution		45
	30.1	Application	45
	30.2	Dispute negotiation	45
	30.3	Arbitration	46
	30.4	Urgent relief	46
	30.5	Continued performance	46

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Joint Venture Agreement

31	Disputes as to Technical or Financial Matters		46
	31.1	Definitions	46
	31.2	Application	46
	31.3	Dispute negotiation	46
	31.4	Independent Expert	47
32	Expert Determination		47
	32.1	Referral to Independent Expert	47
	32.2	Appointment of Independent Expert	47
	32.3	Requirements of Independent Expert	47
	32.4	Rights of the Parties	48
	32.5	Confidentiality	48
	32.6	Determination	48
	32.7	Costs of Independent Expert	48
33	Status of Agreement and further acts		49
34	Relationship between Parties		49
35	Confidentiality and public announcements		50
	35.1	Confidentiality	50
	35.2	Conditions	51
	35.3	Notice to other Shareholders	52
	35.4	Indemnities	52
	35.5	Survival of confidentiality obligations	52
	35.6	Use of Mining Information in respect to Other Mineral Rights	52
36	Notices		52
37	Miscellaneous		53
	37.1	Governing law	53
	37.2	Amendments	54
	37.3	Primacy of this Agreement	54
	37.4	Language	54
	37.5	Waiver	54
	37.6	Consents	54
	37.7	Counterparts	54
	37.8	No representation or reliance	54
	37.9	Expenses	55
	37.1	Entire agreement	55
	37.11	Indemnities	55
	37.12	Severance and enforceability	55
	37.13	No merger	55
	37.14	Power of attorney	55
	37.15	Taxes	56

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Schedule 1 – Exploration Permits and Area of Interest	57
Schedule 2 – Industrial Minerals	58
Schedule 3 – Map of Area of Interest	59
Schedule 4 – Net Smelter Return Royalty	60
Executed as an agreement	64
Annexure A – Area of Interest	65
Annexure B – Form of Mazoto Sublease Agreement	66
Annexure C – Form of MDA Sublease Agreement	67

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Joint Venture Agreement

Date:                                                                            2013

Parties

Energizer Resources Inc. Energizer	141 Adelaide Street, West Suite 520, Toronto, Ontario, Canada
Malagasy Minerals Limited ACN 121 700 105 Malagasy	Unit 7, 11 Colin Grove, West Perth, Western Australia
Madagascar-ERG Joint Venture (Mauritius) Ltd Company Number: 106367 JV Company	6th Floor, Newton Tower, Sir William Newton Street, Port Louis, Republic of Mauritius

Background

A.	The Permit Holders are the sole registered holders and beneficial owners of the Exploration Permits.

B.
By the Heads of Agreement Energizer and Malagasy agreed to participate in a joint venture in relation to the Industrial Mineral Rights subject to Energizer being satisfied with the outcome of due diligence enquiries in relation to the Permit Holders and the Permits.

C.	Energizer has completed its due diligence enquiries and is satisfied with the outcome of these enquiries.

D.	This Agreement supersedes and replaces the Heads of Agreement.

Agreement

1.	Interpretation

1.1	Definitions

In this Deed, unless the context requires otherwise, the following expressions will have the following meanings:

Accession Deed
a deed between the Parties to this Agreement and a third party pursuant to which the third party assumes the obligations of the assigning Party to the extent of the interest being assigned to the third party as if the third party was an original party to this Agreement and is otherwise in a form satisfactory to the non-assigning Party, acting reasonably.

Agreement	this agreement.

Joint Venture Agreement

Area of Interest	the areas of the Exploration Permits described in Annexure A and identified by the area within the green line of the map at Schedule 3.

Bankable Feasibility Study
a detailed report or reports prepared by or on behalf of Energizer and/or JV Company evaluating the feasibility of placing mineral deposits within the Area of Interest, or any part thereof, into production and operation as a mine, which detailed report or reports must include, without limitation, a reasonable assessment of the mineable mineral reserves and their amenability to metallurgical treatment, a complete description of the work, equipment and supplies required to bring the mineral deposits within the Area of Interest into mineral production and the estimated cost thereof, a description of the mining methods to be employed and a financial appraisal of possible mining operations.  Such detailed report or reports must be, in the opinion of the person or firm commissioning such report or reports, or, in the event of a dispute between the Parties, in the opinion of such qualified independent firm of consultants as Energizer and/or JV Company selects in good faith, in such form and of such substance which is normally accepted by substantial, recognised financial institutions for the purpose of determining whether to lend funds for the development of mineral deposits, and must include and be supported by at least the following:

(a)   a description of the mining claims within the Area of Interest and that part of the mining claims within the Area of Interest proposed to be the subject of a mine;

(b)   the estimated recoverable reserves of minerals and the estimated composition and content thereof;

(c)   the procedure for the development, mining and production of Industrial Minerals from the mining claims within the Area of Interest;

(d)   results of mineral processing tests and ore amenability tests;

(e)   the nature and extent of the facilities which might be necessary to acquire or construct, which may include ore processing facilities if the nature, volume and location of the ore makes such ore processing facilities necessary and feasible, in which event the study must also include a design for such ore processing facilities;

(f)    a detailed cost and timing analysis, including a capital cost budget, of the total estimated costs and expenses required to develop a mine on the mining claims within the Area of Interest and to purchase, construct and install all structures, machinery, equipment, and electricity connection or generation equipment required for such mine including an ore processing facility, if so included in accordance with the terms hereof;

Joint Venture Agreement

(g)   detailed operating cost estimates, including working capital requirements for the initial three months of operation of the mine or such longer period as may be reasonably justified;

(h)   all description of necessary environmental impact and mitigation studies and costs, including planned rehabilitation of the mining claims within the Area of Interest with estimated costs thereof;

(i)    a critical path time schedule for bringing the mining claims within the Area of Interest or any part thereof to commercial production;

(j)    such other data and information as are reasonably necessary to substantiate the existence of a mineral deposit of sufficient size and grade to justify development of a mine on the  mining claims within the Area of Interest, taking into account all relevant business, tax and other economic considerations;

(k)   disclosure of all price assumptions;

(l)    a transportation cost analysis;

(m)  a proposed procedure or method of disposing of tailings as required under the environmental and mining laws of all Governmental Agencies having jurisdiction;

(n)   a detailed discussion and analysis of governmental requirements with respect to the development of a mine on the mining claims within the Area of Interest including time schedules;

(o)  details regarding any proposed financing of the project;

(p)  a discounted cash flow (net of income taxes) and return on investment analysis, including an economic forecast for the life of the proposed mine; and

(q) appropriate sensitivity analyses.

Board	the board of Directors of JV Company or MadagascarCo (as the context requires).
Business	the business of JV Company and MadagascarCo as described in clause 8(a) and such other business as the Shareholders may agree.
Business Day	a day which is not a Saturday, a Sunday or a public holiday in Ontario, Canada or Perth, Western Australia.

Joint Venture Agreement

Claim	in relation to a Party, any demand, claim, action or proceeding made or brought by or against the Party, howsoever arising and whether present, unascertained, immediate, future or contingent.
Confidential Information
all information, documents, maps, reports, records, studies, forms, specifications, processes, statements, formulae, trade secrets, drawings and other data (and copies and extracts made of or from any such data) in written or electronic form and whether reduced to writing or not, and at any time in the possession or under the control of or readily accessible to any Party, including the Mining Information, concerning:

(a)   the existence or contents of this Agreement;

(b)   Joint Venture Property;

(c)   Joint Venture Operations;

(d)   JV Company;

(e)   MadagascarCo;

(f)    the operations and transactions of a Party;

(g)   the organisation, finance, customers, markets, suppliers, intellectual property and know-how of a Party or a Related Body Corporate of a Party; and

(h)   any other information obtained during the Term or in the course of the Joint Venture, that is not in the public domain (except by failure of a Party to perform and observe its covenants and obligations under this Agreement) and that has been obtained by a Party during the negotiations preceding the making of this Agreement or the Heads of Agreement by or through or by being a Party to this Agreement or the Heads of Agreement.

Country Manager	has the meaning in clause 7.2.
Decision to Mine	has the meaning given to that term in clause 13.2(a).
Director	a director of JV Company.

Joint Venture Agreement

Dispose
in relation to a person and any property, means to sell, transfer, assign, surrender, create an Encumbrance over, declare oneself a trustee of or part with the benefit or otherwise dispose of that property (or any interest in it or any party of it) whether done before, on or after the person obtains any interest in the property, including without limitation in relation to a share, to enter into a transaction in relation to the share (or any interest in the share) which results in a person other than the registered holder of the share:

(a)   acquiring or having an equitable or beneficial interest in the share, including, without limitation, an equitable interest arising under a declaration of trust, an agreement for sale and purchase or an option agreement or an agreement creating a charge or other Encumbrance over the share; or

(b)   acquiring or having any right to receive (directly or indirectly) any dividends or other distribution or proceeds of disposal payable in respect of the share or any right to receive an amount calculated by reference to any of them; or

(c)   acquiring or having any rights of pre-emption, first refusal or other direct or indirect control over the disposal of the share; or

(d)   acquiring or having any rights of (direct or indirect) control over the exercise of any voting rights or rights to appoint Directors attaching to the share; or

(e)   otherwise acquiring or having equitable rights against the registered holder of the share (or against a person who directly or indirectly controls the affairs of the registered holder of the shares) which have the effect of placing the other person in substantially the same position as if the person had acquired a legal or equitable interest in the share itself, but excludes:

(f)   a transaction expressly permitted by this Agreement; or

(g)   a transaction conditional on each Shareholder consenting to it.

Encumbrance
any mortgage, bill of sale, lien, charge, pledge, writ, warrant, production royalty, caveat (and all claims stated in the caveat), assignment by way of security, security interest, title retention, preferential right or trust arrangement, Claim, covenant, profit a pendre, easement, or any other security arrangement or other right or interest of any third party and includes any other arrangement having the same effect.

Energex	Energex SARL, a company incorporated under the laws of Madagascar and a wholly owned subsidiary of Malagasy.
Energizer	Energizer Resources Inc., a company incorporated under the laws Minnesota, United States of Amercia.
Energizer Share	a fully paid ordinary share in the capital of Energizer.

Joint Venture Agreement

Environmental Law
any law concerning environmental matters which regulates or affects the Permits, and includes, but is not limited to, laws concerning land use, development, pollution, waste disposal, toxic and hazardous substances, conservation of natural or cultural resources and resource allocation including any law relating to exploration for or development of any natural resource.

Environmental Liability	any obligation, expense, penalty or fine under Environmental Law, including rehabilitation and rectification work of whatsoever nature or kind.
Execution Date	the date of execution of this Agreement by the last of the Parties.
Exploitation Permit
a permit granted under the Mining Code in relation to the Area of Interest which gives the holder an exclusive right to exploit authorised minerals, continue exploration and research of such minerals and to build any permanent or temporary structures.

Exploration
all activities and operations that have as their purpose the discovery, location, delineation and further investigation of any Industrial Minerals, Industrial Mineral deposits and ore, including drilling and trenching, the testing or proving of those bodies, the conducting of pre-feasibility, viability and amenability studies and the establishment and the administration of field offices for the performance of any of these functions.

Exploration Operations	all Exploration activities conducted by JV Company and MadagascarCo in accordance with this Agreement.
Exploration Permits	the exploration permits granted under the Mining Code listed in Schedule 1.
Good Mining Practices
in relation to Exploration and Mining, those practices, methods and acts engaged in or approved by a firm or body corporate which, in the conduct of its undertaking, exercises that degree of safe and efficient practice, diligence, prudence, and foresight reasonably and ordinarily exercised by skilled and experienced operators engaged in the mining industry in Ontario, Canada.

Good Standing
in relation to a Permit, that the Permit is and remains in full force and effect and is and remains not liable to cancellation, forfeiture or non-renewal, for any reason other than compulsory partial surrenders under the Mining Code and the non-renewal of a Permit other than by reason of default by the holder of the Permit but does not include anything that occurs as a result of the current political situation in Madagascar including as a result of the current moratorium on renewal or transfer of Permits.

Joint Venture Agreement

Governmental Agency
any government or any governmental, semi-governmental, administrative, fiscal or judicial body, responsible minister, department, office, commission, delegate, authority, instrumentality, tribunal, board, agency, entity or organ of government, whether federal, state, territorial or local, statutory or otherwise, in respect of a sovereign state and includes any of them purporting to exercise any jurisdiction or power outside that sovereign state.

Heads of Agreement	the document entitled “Joint Venture Heads of Agreement” dated 5 October 2011 between Energizer and Malagasy.
Independent Expert	an expert independent of the Parties appointed under and for the purposes of clause 32.
Industrial Minerals	the minerals listed in Schedule 2 of this Agreement.
Industrial Mineral Rights	all Mineral Rights with respect to Industrial Minerals.
Joint Venture	the joint venture constituted by this Agreement for the Exploration of, and if warranted, the Mining of the Area of Interest, to be conducted by JV Company and MadagascarCo pursuant to this Agreement.
Joint Venture Costs
all costs, expenses and liabilities incurred in connection with Joint Venture Operations including:

(a) all costs of establishing and maintaining JV Company and MadagascarCo;

(b) the costs of conducting Exploration Operations (including any Minimum Expenditure Obligations);

(c) the costs of conducting Mining Operations;

(d) all rents, fees and taxes applicable to the Permits;

(e) all Outgoings in relation to Permits;

(f) the cost of all personnel engaged in the conduct of Joint Venture Operations;

(g) the cost of all items of plant, equipment, machinery and vehicles used in connection with Joint Venture Operations;

(h) a charge (not including any element of profit) for administrative and overhead expenses incurred by the Operator, at a rate not exceeding 10% of items of expense referred to in this definition;

(i) any costs of procuring and maintaining any insurance required for the conduct of Joint Venture Operations in accordance with good industry practice;

(j) administrative, overhead, office and employment costs and expenses incurred in connection with the conduct of Joint Venture Operations; and

(k) domestic and international travel expenses incurred in connection with the conduct of Joint Venture Operations.

Joint Venture Agreement

Joint Venture Operations	all activities of the Joint Venture under this Agreement including Exploration Operations and if applicable, Mining Operations.
Joint Venture Property
all property of whatsoever kind held or hereafter acquired or created by or on behalf of JV Company or MadagascarCo for the purposes of the Joint Venture including (without limitation):

(a) the Industrial Mineral Rights;

(b) rights under any Sublease;

(c) any Permits held by JV Company or MadagascarCo; and

(d) Mining Information.

Labradorite Subleases
the following subleases entered into by MDA for the purposes of exploring for and exploiting labradorite:

(a) sublease agreement between MDA and Magrama SA dated 17 November 2005;

(b) sublease agreement between MDA and SQNY International SARL dated 3 November 2006 as amended by agreement dated 3 December 2010; and

(c) sublease agreement between MDA and Euromad Minière SARL dated 17 November 2005.

Law
any statute, ordinance, code, regulation, law, by-law, local law, plan, planning scheme, local structure plan, official directive, order, instrument, undertaking, judicial, administrative or regulatory decree, judgement, ruling or order.

Madagascar	the Republic of Madagascar.
Madagascar Development JV Company	has the meaning in clause 13.5(b).
MadagascarCo	the company incorporated or to be incorporated under the laws of Madagascar as described in clause 7 and known as ERG (Madagascar) Ltd.
Madagascan Government	the government of Madagascar.
Malagasy	Malagasy Minerals Limited ACN 121 700 105, a company incorporated under the laws of Australia.

Joint Venture Agreement

Material Adverse Effect
an unfavourable or adverse event, occurrence or circumstance, or the result thereof, that causes the actual value of Area of Interest or the Industrial Mineral Rights to be materially impaired or devalued but does not include anything that occurs as a result of the current political situation in Madagascar including as a result of the current moratorium on renewal or transfer of Permits.

Mauritian Development JV Company	has the meaning in clause 13.5(b).
Mauritius	the Republic of Mauritius.
Mazoto	Mazoto Minerals SARL, a company incorporated under the laws of Madagascar and a wholly owned subsidiary of Malagasy.
Mazoto Sublease Agreements
sublease agreements to be entered into by Mazoto and MadagascarCo in relation to the relevant area / squares of each Exploration Permit held by Mazoto within the Area of Interest, in the form set out at Annexure B.

MDA	means Mada-Aust SARL, a company incorporated under the laws of Madagascar and a wholly owned subsidiary of Malagasy.
MDA Sublease Agreements
sublease agreements to be entered into by MDA and MadagascarCo in relation to the relevant area / squares of each Exploration Permit held by MDA within the Area of Interest, in the form set out at Annexure C.

Mineral Rights	the right to explore for and mine minerals within the Area of Interest in accordance with the Permits.
Minimum Expenditure Obligations	the minimum expenditure which the holder of a Permit is required under the Mining Code to incur in respect of that Permit in any given year.
Mining
all work of or associated with extraction of Industrial Mineral deposits by way of commercial exploitation, including all preparatory development and incidental work (other than Exploration) and to the extent agreed between the Parties may include extraction, beneficiation, transportation, refining, processing and marketing of minerals, including ore concentrates, matte and metals produced.

Mining Area	the area of the Area of Interest determined under clause 13.4.

Joint Venture Agreement

Mining Code
the body of legal provisions in force in Madagascar contained in the Law no 99-022 of 19/08/1999 containing the Mining Code as amended by Law no 2005-021 of 17/10/2005 as well as Decree no 2006-910 of 19/12/2006 setting out the conditions of application of the Law no 99-022 of 19/08/1999 as amended by Law no 2005-021 of 17/10/2005, as amended from time to time.

Mining Department	Bureau du Cadastre Minier de Madagascar (the Madagascar Mining Registry Office), also known as the BCMM.
Mining Information
all technical information including (without limitation) geological, geochemical and geophysical reports, surveys, mosaics, aerial photographs, samples, drill cores, drill logs, drill pulp, assay results, maps and plans relating to the Industrial Minerals in the Area of Interest or to Joint Venture Operations, whether in physical, written or electronic form.

Mining Operations	all Mining activities conducted by JV Company and MadagascarCo under this Agreement.
NewCo Madagascar	has the meaning in clause 13.3(b).
NewCo Mauritius	has the meaning in clause 13.3(b).
Operator
the person appointed as operator in accordance with clause 17 for the purposes of managing, directing and controlling any and all Joint Venture Operations on behalf of and as agent for JV Company, MadagascarCo and the Shareholders.

Other Mineral Rights	all Mineral Rights other than the Industrial Mineral Rights.
Other Minerals	all other minerals other than the Industrial Minerals.
Outgoings	all rents, rates, survey fees and other fees and charges under the applicable legislation or otherwise in connection with a Permit.
Parties	the parties to this Agreement and Party means any one of them.

Joint Venture Agreement

Permit Holders	MDA, Mazoto and Energex.
Permits

(a) Exploration Permits;

(b) Exploitation Permits;

(c) any licence, concession, permit or tenement which may hereafter be in force or issued in lieu of or in relation to the same ground as the permits referred to in paragraphs (a) or (b) of this definition;

(d) any permit, concession, licence or tenement that is a successor, renewal, modification, extension or substitute for the permits referred to in paragraphs (a), (b) or (c) of this definition; and

(e) all rights to mine and other privileges appurtenant to the mining tenements and all ore and mineral-bearing material, sand, slimes, tailings and residues of whatsoever nature located on and under the land the subject of a licence, concession, permit or tenement referred to in paragraphs (a), (b), (c) or (d) of this definition.

Programs and Budgets	a program and budget for the conduct of Joint Venture Operations.
Related Body Corporate	in relation to a Party, a corporation that is: (a) a holding company of the Party; (b) a subsidiary of the Party; or (c) a subsidiary of a holding company of the Party.
Respective Proportion
in respect of a Shareholder, a proportion equal to the proportion (by value) of the issued capital of JV Company or NewCo Mauritius (as the context requires) held by that Shareholder from time to time.

Share	a share in the capital of JV Company or NewCo Mauritius (as the context requires).
Shareholder	a holder of Shares.
Shareholding Interest	a direct interest in Shares.
SIAC	the Singapore International Arbitration Centre.
Simple Majority

(a) in relation to a resolution of Directors, a resolution that is passed by an affirmative vote of more than 50% of the votes cast by Directors entitled to vote on the resolution; and

(b) in relation to a resolution of Shareholders, a resolution that is passed by an affirmative vote of more than 50% of the votes cast by Shareholders entitled to vote on the resolution.

Sublease	has the meaning given to that term in clause 10.1.
Sublease Agreements	means either or both of the MDA Sublease Agreements and the Mazoto Sublease Agreements (as the context requires).
Term	the period from the Execution Date to the termination of this Agreement in accordance with its provisions.

1.2	Interpretation

(a)	headings are for convenience; and

Joint Venture Agreement

unless the context indicates otherwise:

(b)	an obligation or a liability assumed by, or a right conferred on, 2 or more persons binds or benefits them jointly and severally;

(c)	a word or phrase in the singular number includes the plural, a word or phrase in the plural number includes the singular, and a word indicating a gender includes every other gender;

(d)	if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(e)	a reference to:

(i)	a party, clause, schedule, exhibit, attachment or annexure is a reference to a party, clause, schedule, exhibit, attachment or annexure to or of this Agreement;

(ii)
a party includes that party’s executors, administrators, successors, permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee;

(iii)
an agreement includes any undertaking, deed, agreement and legally enforceable arrangement whether in writing or not, and is to that agreement as varied, novated, ratified or replaced from time to time;

(iv)	a document includes an agreement in writing and any deed, certificate, notice, instrument or document of any kind;

(v)	a document in writing includes a document recorded by any electronic, magnetic, photographic or other medium by which information may be stored or reproduced;

(vi)
a document (including this Agreement) includes a reference to all schedules, exhibits, attachments and annexures to it, and is to that document as varied, novated, ratified or replaced from time to time;

(vii)
legislation or to a provision of legislation includes any consolidation, amendment, re-enactment, substitute or replacement of or for it, and refers also to any regulation or statutory instrument issued or delegated legislation made under it;

(viii)
a person includes an individual, the estate of an individual, a corporation, an authority, an unincorporated body, an association or joint venture (whether incorporated or unincorporated), a partnership and a trust;

(ix)	a right includes a power, remedy, authority, discretion or benefit;

(x)	conduct includes an omission, statement or undertaking, whether in writing or not;

(xi)	an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally; and

(xii)	an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

Joint Venture Agreement

(f)	the word “includes” in any form is not a word of limitation;

(g)	the words “for example” or “such as” when introducing an example do not limit the meaning of the words to which the example relates to that example or to examples of a similar kind;

(h)	a reference to a day is to a period of time commencing at midnight and ending 24 hours later;

(i)	if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day; and

(j)	a reference to “$” or “dollar” is to US currency.

2.	Commencement

(a)	The Parties acknowledge and agree that this Agreement commences with effect on and from the Execution Date.

(b)	With effect on and from the Execution Date, this Agreement replaces and supersedes the Heads of Agreement, which is of no further force and effect.

3.	Consideration

3.1	Deposit paid

Malagasy acknowledges receipt of US$250,000 (being AUD$271,296.80), paid by Energizer to Malagasy in accordance with the Heads of Agreement as a non-refundable deposit for Malagasy’s entry into the Heads of Agreement and this Agreement.

3.2	Cash and Share Consideration

In consideration for Malagasy entering into this Agreement and for performing its obligations under this Agreement, Energizer agrees to:

(a)	pay Malagasy the sum of US$2,000,000 (Cash Consideration) in accordance with clause 3.3; and

(b)	issue to Malagasy (or its nominee) 7,500,000 Energizer Shares in accordance with clause 3.3 (Share Consideration).

3.3	Payment and issue

(a)	The Cash Consideration is to be paid by Energizer to Malagasy within three (3) Business Days of the Execution Date, being the date on which this Agreement is executed by the Parties.

(b)
The Share Consideration is to be issued by Energizer to Malagasy within five (5) Business Days of Energizer receiving the approval of the Toronto Stock Exchange (TSX) for the issue of the Share Consideration to Malagasy.

Joint Venture Agreement

(c)
The Parties acknowledge that TSX approval for the issue of the Share Consideration can only be sought by Energizer on the Execution Date, once the Agreement has been executed.  Energizer agrees to use all reasonable endeavours to ensure TSX’s prompt approval and that the Share Consideration is issued as soon as practicable after the Execution Date.

(d)	The Cash Consideration will be paid by Energizer (or its nominee) into a bank account nominated by Malagasy.

4.	Provision of Mining Information

Subject to Malagasy’s receipt of the Cash Consideration and Share Consideration in accordance with clause 3, Malagasy must promptly provide to Energizer copies of all Mining Information held by Malagasy and the Permit Holders in respect of the Permits.

5.	Acknowledgements by Parties

(a)
The Parties acknowledge and agree that the Exploration Permits will remain registered in the name of the Permit Holders other than any portion of an Exploration Permit which is converted to an Exploitation Permit which will be dealt with in accordance with clause 14.

(b)	Malagasy must procure that the Permit Holders:

(i)	perform all obligations expressed by this Agreement to be imposed on the Permit Holders by this Agreement; and

(ii)	execute all such documents as are necessary for those entities to be bound by the obligations imposed on them, and to be entitled to exercise the rights contemplated by this Agreement.

(c)	the Shareholders must procure that the JV Company and MadagascarCo:

(i)	perform all obligations expressed by this Agreement to be imposed on the JV Company and MadagascarCo; and

(ii)	execute all such documents as are necessary for those entities to be bound by the obligations imposed on them, and to be entitled to exercise the rights contemplated by this Agreement.

(d)	The Parties acknowledge that they will use their respective best endeavours to execute the MDA Sublease Agreements and Mazoto Sublease Agreements contemporaneously with the signing of this Agreement.

(e)
The Parties acknowledge that the relevant Permits held by Energex are currently in the process of being transferred to MDA; however, they remain subject to the current moratorium on transfer of Permits.

(f)
The Parties acknowledge that Exploration Operations may only be conducted in respect of those Industrial Minerals noted on the Permits or for which an authorisation of the Mining Department has been received by the Permit Holders acknowledging that those Industrial Minerals are the subject of the Permits.  Malagasy will procure that the Permit Holders comply with their obligations under clause 10.2(d).

Joint Venture Agreement

6.	Establishment of JV Company and its Board

6.1	Establishment

The Parties have established Madagascar-ERG Joint Venture (Mauritius) Ltd (Company Number: 106367) as the JV Company, being a company incorporated under the laws of Mauritius.

6.2	Initial Shareholding Interests

(a)	On establishment of JV Company, the initial Shareholders and their Shareholding Interests in JV Company are as follows:

Shareholder	Number of Shares	Shareholding Interest
Energizer	3	75%
Malagasy	1	25%

(b)	If required, each Shareholder must subscribe for, for nominal consideration, the number of Shares specified in clause 6.2(a) next to its name.

6.3	Adoption of constituent document

JV Company has adopted articles of association as its constituent document in accordance with the laws of Mauritius and in a form that is consistent with the terms of this Agreement.

6.4	Board members

The Board will comprise the following individuals, being representatives of Energizer:

(a)	Mr Kirk McKinnon (Chairman);

(b)	Mr Richard Schler;

(c)	Mr Peter Liabotis;

(d)	Mr Craig Scherba; and

(e)	Mr Roland Fok-Seung.

6.5	Appointment and removal of Directors

(a)
Energizer shall have the right to appoint further Directors to the Board provided the total number of Directors does not exceed that number permitted under the articles of association of JV Company or by law.

(b)
Following the completion of a Bankable Feasibility Study and its delivery to Shareholders in accordance with clause 13.1, and provided Malagasy remains a Shareholder, Malagasy will be entitled to nominate one (1) Director to the Board.

Joint Venture Agreement

(c)	In circumstances where the office of Chairman of the Board becomes free, a new Chairman shall be nominated by the Shareholder holding the majority of Shares at that time.

(d)	A person will be automatically removed as a Director without the need for any other actions by the Shareholders or the Director if:

(i)	the Shareholder who nominated the person as a Director ceases to be a Shareholder.

(ii)	the Shareholder that nominated the person as a Director gives written notice to JV Company that the person ceases to be a Director; or

(iii)	in such other circumstances as provided for in the articles of association of JV Company.

(e)
If a Shareholder that nominated a person as a Director gives written notice to the other Shareholders that the person has ceased to be a Director pursuant to clause 6.5(d)(ii), the Shareholder may (without the need for any other actions by JV Company or the Directors) appoint another person as a Director to replace the person who has ceased to be a Director.

6.6	Role and powers of the Board

(a)
The business and affairs of the Joint Venture are to be under the control and direction of the Board.  All decisions of the Board must not breach the terms of this Agreement or any Law.  Except as otherwise provided in this Agreement, the Board is to decide all matters in relation to the business and affairs of the Joint Venture including:

(i)	adoption of an accounting procedures manual for the Joint Venture and the Operator;

(ii)	appointment of independent auditors (if any);

(iii)	delegation of matters to any sub-committees and the Operator;

(iv)	giving directions to, and setting spending limits and other control mechanisms for any sub-committees and the Operator;

(v)	the surrender of the Joint Venture Property;

(vi)	approval and revision of Programs and Budgets; and

(vii)	other matters to be decided by the Board as specified in this Agreement.

(b)
All decisions of the Board bind the Shareholders unless such decision is in breach of this Agreement or any Law.  Each Shareholder agrees to give effect to those decisions provided such decision not a breach of this Agreement or any Law.

6.7	Meetings of the Board

(a)	The Board will meet:

Joint Venture Agreement

(i)	at least once each calendar year; and

(ii)	at such other times as the Board may decide.

(b)	Meetings of the Board may take place where the Directors are physically present together, by telephone link-up or by audio-visual transmission.

(c)	A Director may at any time, and the company secretary will on the request of a Director, convene a meeting of the Directors.

6.8	Notice of Board meetings

Notice of each meeting of the Board:

(a)	must specify the time and the place of the meeting, but need not state the nature of the business to be transacted;

(b)	must be given to each Director not less than 5 days before the meeting; and

(c)	may be given by telephone, facsimile transmission or electronic mail message,

but the non-receipt by a Director of any notice of a Board meeting will not affect the validity of the convening of the meeting.

6.9	Quorum

The quorum for a Board meeting is a majority of the Directors entitled to attend and vote at a meeting of Directors.  If Malagasy has a right to appoint a Director under clause 6.5(b), then a quorum for a Board meeting must include the representative of Malagasy, unless Malagasy agrees otherwise.  If a quorum is not present, then the Board meeting will be adjourned for at least 7 days until such time as a quorum of Directors can be present.

6.10	Decisions of the Boards

All resolutions of the Board may be passed by a Simple Majority vote of the Directors.

6.11	Voting

(a)	Each Director may vote at a meeting of the Board.

(b)
Each Director is entitled to one vote for each Share held by his nominating Shareholder in JV Company, provided that the total number of votes cast by the Directors appointed by his nominating Shareholder who vote on the matter shall not exceed the number of Shares held by the nominating Shareholder in JV Company.  For example, if a Shareholder holds 3 Shares, the total number of votes cast by all Directors nominated by that Shareholder shall be 3.

(c)	In the case of equality of votes, the Chairman of the meeting will have a casting vote.

6.12	Experts and advisers

The Board may invite experts and advisers to attend any meeting of the Board.

Joint Venture Agreement

6.13	Minutes of meetings and records

(a)	Minutes of Board meetings will be kept.

(b)	On request, JV Company will provide copies of the agenda of Board meetings, minutes of Board meetings and Board papers supporting such minutes to the Shareholder who requests such information.

(c)
On reasonable notice, any Shareholder and its advisers shall have access to review and will be provided with copies of such of the records of JV Company and MadagascarCo as reasonably requested from time to time.

(d)	Malagasy and its advisers will, at the cost of Malagasy, have the right to conduct an audit review of the records of JV Company and MadagascarCo.

7.	Establishment of MadagascarCo

7.1	Establishment

(a)
The Parties have established, or will as soon as practicable after the Execution Date establish, ERG (Madagascar) Ltd as MadagascarCo, being a company incorporated under the laws of Madagascar for the purposes of holding the Subleases and eventually the Exploitation Permits.

(b)	All shares in MadagascarCo are or will be owned by JV Company.

(c)	MadagascarCo has or will be incorporated for the time being as a Société á Responsabilité Limitée.

7.2	Management of MadagascarCo

(a)
Energizer has, or will as soon as practicable after the Execution Date, appoint Mr Roland Fok-Seung as the Gérant résident (Country Manager) of MadagascarCo, who will act in accordance with the instructions provided to him by JV Company.

(b)	Energizer has, or will as soon as practicable after the Execution Date, appoint Mr Kirk McKinnon, Mr Richard Schler and Mr Roland Fok-Seung as Gérants of MadagascarCo.

(c)	Decisions of MadagascarCo will only be made in accordance with an instruction from JV Company and will require the approval of at least two (2) of the three (3) managers (Gérants) of MadagascarCo.

7.3	Appointment and removal

(a)
Energizer shall have the ability to appoint additional Country Managers or remove and replace existing Country Managers of MadagascarCo subject to the total number of Country Managers so appointed not exceeding that number provided for in the constituent document of MadagascarCo or by law.

(b)
If it hasn’t already done so, following the completion of a Bankable Feasibility Study and its delivery to Shareholders in accordance with clause 13.1, Energizer will consider whether it is appropriate to remain incorporated as a Société á Responsabilité Limitée company or whether it is more appropriate to convert to a Société Anonyme company.  If MadagascarCo is converted to a Société Anonyme company following completion of a Bankable Feasibility Study (or at anytime following completion of a Bankable Feasibility Study), and provided Malagasy remains a Shareholder of JV Company, Malagasy will be entitled to nominate one (1) director to the Board of MadagascarCo.

Joint Venture Agreement

7.4	Role of Company Manager

The role of the Company Manager is to carry out and implement the directions received from JV Company in respect of the Business and to carry out the day to day management of Joint Venture Operations.

7.5	Adoption of constituent document

MadagascarCo has adopted “statuts” as its constituent document in accordance with the laws of Madagascar.

8.	Business of the JV Company and MadagascarCo

(a)	The business of JV Company will be to, through MadagascarCo:

(i)	conduct Joint Venture Operations;

(ii)	hold and administer the Industrial Mineral Rights;

(iii)	hold and administer the Sublease Agreements and Sublease;

(iv)	upon the grant of Exploitation Permits over any part of the Area of Interest in accordance with clause 14.1, hold and administer the Exploitation Permits; and

(v)	conduct any Exploration Operations and or Mining Operations.

(b)
The Shareholders agree and acknowledge that JV Company and/or MadagascarCo may enter into agreements with third parties with respect to the use, operation or other exploitation of any mining infrastructure which is located within the Area of Interest or any in relation to any other Joint Venture Property, but any agreement of this type must be entered into on arm’s length commercial terms.

9.	Co-operation of Shareholders

Each Shareholder must:

(a)	cooperate to:

(i)	foster the development of the Business; and

(ii)	ensure that JV Company and MadagascarCo can successfully carry on the Business in accordance with all applicable laws and regulations;

Joint Venture Agreement

(b)
not use Confidential Information in a way which damages or is reasonably likely to damage JV Company or MadagascarCo or any Shareholder, which obligation will continue after a Shareholder has ceased being a Shareholder in JV Company and survive termination of this Agreement.  Nothing in this clause prevents Malagasy from using the Mining Information in relation to the exploration and development of the Other Minerals;

(c)	not unreasonably delay an action, approval, direction, determination or decision required of the Shareholder;

(d)	make approvals or decisions that are required of the Shareholder in accordance with the terms and conditions of this Agreement; and

(e)
provide such assistance as required by this Agreement, at the cost of JV Company, as may from time to time reasonably be requested of it by JV Company or MadagascarCo or which the Shareholders agree would assist in the development of the Business, provided any costs incurred are reasonable out-of-pocket expenses and do not relate to minor ad-hoc assistance which will be provided in good faith.

10.	Right to explore and sublease

10.1	Grant of Subleases

(a)
Malagasy will procure that during the Term, the Permit Holders grant to MadagascarCo the Industrial Mineral Rights and the exclusive right to carry out Exploration and Mining within the Area of Interest, in accordance with the laws of Madagascar, for the purposes of identifying and exploiting any Industrial Minerals within that area.

(b)
Subject to Malagasy’s receipt of the Cash Consideration and Share Consideration in accordance with clause 3.3, Malagasy will procure that during the Term, the Permit Holders grant to MadagascarCo subleases over the Area of Interest on terms whereby, for consideration which includes the benefit of Exploration Operations undertaken at the cost of MadagascarCo:

(i)
MadagascarCo will, in accordance with the Mining Code, be the sole holder of the Industrial Mineral Rights and have the exclusive right to conduct Exploration and Mining within the Area of Interest; and

(ii)	the Permit Holders will, in accordance with and as permitted under the Mining Code, retain the exclusive right to Other Mineral Rights,

(each a Sublease).

(c)	Subject to the Mining Code, the Subleases will be for the term of the Permits, including for the term of any renewal of the Permits.

(d)
Subject to clause 10.1(e), the Permit Holders must enter into the Sublease Agreements and any other agreement(s) with MadagascarCo required by the Mining Code to give effect to the exclusive right to carry out Exploration as described in clause 10.1(a) and the Subleases as contemplated under clause 10.1(b).

(e)
The Parties must use all reasonable endeavours to ensure the Sublease Agreements and any other agreement contemplated by clause 10.1(d) are entered into by the Permit Holders and MadagascarCo on, or as soon as possible after, the Execution Date.

(f)
If Energizer requires, Malagasy will procure that Energex enters into sublease agreements with MadagascarCo in respect of the Permits currently in the name of Energex but which are the subject of the current moratorium on transfer, with such sublease agreements being on the same terms and conditions as the Sublease Agreements.

Joint Venture Agreement

10.2	Covenants of Permit Holders in respect of the Exploration Permits

The Permit Holders, at the cost of JV Company, must:

(a)	use all reasonable endeavours permitted under the laws of Madagascar to ensure the Permits are renewed in the usual course for such periods as permitted by the Mining Code, as requested by JV Company;

(b)
do all such acts as are reasonably necessary to keep the Permits in Good Standing which can only be done or performed by the registered holder of the Permits, provided that the Permit Holder must give to JV Company adequate prior notice of all such acts;

(c)
use all reasonable endeavours to have the Sublease Agreements registered with the Mining Department as soon as possible (provided in this case, the costs associated with registration of the Sublease Agreements with the Mining Department will be met 50% by the Permit Holders and 50% by JV Company); and

(d)
apply to the Mining Department to add such of the Industrial Minerals to the Permits as may be requested by JV Company from time to time to the extent those Industrial Minerals are not already noted on the Permits.

10.3	Covenants in respect of the Exploration Permits

Subject to clauses 10.2 and 16.3, during the Term, the JV Company and MadagascarCo must:

(a)	do all such acts and make all such payments as are reasonably necessary to keep the Permits in Good Standing;

(b)	comply with all Minimum Expenditure Obligations in respect of the Permits (if any); and

(c)	contribute as sole contributors to all Outgoings.

For the purposes of ensuring compliance with the obligations under this clause 10.3, Malagasy may provide to JV Company or MadagascarCo (as the case may be) a cash call (together with a copy of the supporting documentation (including any invoice to the extent an invoice exists) to which the cash call relates) for the amount required to be paid by JV Company or MadagascarCo pursuant to this clause 10.3 no more than 30 days prior to the due date for payment of such amount and JV Company or MadagascarCo (as the case may be) has the option to satisfy the cash call by:

(a)	paying the amount referred to in the cash call to Malagasy within 20 days of receipt of the cash call; or

(b)
paying the amount referred to in the cash call direct to the third party to which the relevant invoice or other supporting documentation relates on or before the due date for payment noted in the cash call provided that the third party will accept payment direct from JV Company or MadagascarCo (as the case may be).

Joint Venture Agreement

10.4	Remedies of Energizer

(a)
If any Permit Holder does, permits or suffers to be done anything, or omits to do anything required under the Mining Code or other laws of Madagascar, which constitutes a breach of any of its covenants under this Agreement and which may, in the JV Company’s reasonable opinion, result in:

(i)	the termination or non-renewal of a Permit;

(ii)	a revocation of any permit, authority or approval necessary to maintain the Good Standing of a Permit; or

(iii)	loss of access to any part of the Area of Interest,

JV Company or MadagascarCo has the right, on each occurrence, to be appointed the Permit Holder’s attorney for the purpose of taking whatever remedial steps it considers necessary to remedy the breach.

(b)	Any costs incurred by JV Company in exercising its rights pursuant to clause 10.4(a) will be a debt due from the Permit Holders to JV Company payable upon demand.

(c)	The rights created by clause 10.4(a) are the sole remedy in respect to a breach to which clause 10.4(a) applies.

(d)
JV Company and MadagascarCo will not be liable to the Permit Holders for any loss or damage suffered by the Permit Holders as a result of actions taken or omissions made by JV Company in the course of exercising or purporting to exercise its rights under clause 10.4(a) so long as JV Company has acted in good faith.

10.5	Exercise of Industrial Mineral Rights

JV Company and MadagascarCo must, in the exercise of the Industrial Mineral Rights:

(a)	comply with the conditions of the Permits (to the extent that those conditions relate to the Area of Interest) as if MadagascarCo were the permit holder;

(b)	comply with the requirements of the Mining Department, the Mining Code, Environmental Laws and any other laws dealing with miners and the exploration for and mining of minerals;

(c)	be responsible for approvals required for activities on the Area of Interest;

(d)	be responsible for the preparation and lodgement of any reporting obligations on any work done on, and money expended in connection with the Area of Interest;

(e)	comply with, adopt and exercise Good Mining Practices including rehabilitating any ground disturbance;

Joint Venture Agreement

(f)
without prejudice to clause 16, use its reasonable endeavours to minimise interference with the Permit Holders’ activities in planning, programming and executing any exploration activity on the Exploration Permits;

(g)	keep all drill holes, costeans, trenches, excavations, shafts and other workings secure and safe and properly maintained and, where necessary, fenced; and

(h)	not do or suffer to be done anything which will or may place in jeopardy the Permits or render any of them liable to forfeiture.

10.6	Notice of activities

(a)
MadagascarCo must, at least 20 Business Days prior to commencing any program of activity on the Area of Interest (Proposed Activity), give a notice to Malagasy (Notice of Proposed Activity) containing particulars of:

(i)	the general nature of the Proposed Activity; and

(ii)
the areas of the Area of Interest which MadagascarCo proposes to enter upon to conduct the Proposed Activity and or to construct, operate and maintain infrastructure in relation to the Proposed Activity.

(b)
MadagascarCo will, at the cost of Malagasy, assay any exploration results for any Other Minerals requested by Malagasy provided that such request is received in sufficient time for MadagascarCo to make such request of the laboratory conducting the assay.

(c)
Malagasy will or will procure the Permit Holders to, at the cost of Energizer, assay any exploration results for any Industrial Minerals within the Area of Interest requested by Energizer provided that such request is received in sufficient time for Malagasy or the Permit Holders (as the case may be) to make such request of the laboratory conducting the assay.

(d)	MadagascarCo must provide to Malagasy the results of MadagascarCo’s activities on the Area of Interest by way of:

(i)	quarterly reports; and

(ii)	reports at such other times as is required by Malagasy to enable the Permit Holders to comply with statutory and Mining Departmental reporting obligations as the holders of the Exploration Permits.

10.7	Mutual indemnities

(a)
JV Company and MadagascarCo each jointly and severally agree to indemnify, and keep indemnified, and hold harmless the Permit Holders and their Related Bodies Corporate, directors, employees and consultants from and against all Claims that may be made, brought against, suffered, sustained or incurred by the Permit Holders, arising out of any act or omission (including any negligent act or omission) of JV Company or MadagascarCo and in the course of the exercise of activities undertaken by JV Company or MadagascarCo on the Area of Interest.

Joint Venture Agreement

(b)
The Permit Holders each jointly and severally agree to indemnify, and keep indemnified, and hold harmless the Shareholders and JV Company and their Related Bodies Corporate, directors, employees and consultants from and against all Claims that may be made, brought against, suffered, sustained or incurred by the Shareholders or JV Company, arising out of any act or omission (including any negligent act or omission) of the Permit Holders and in the course of the exercise of activities undertaken by the Permit Holders on the Area of Interest.

11.	Surrender of Exploration Permits

(a)	Subject to clause 11(d), the Board of JV Company may resolve by Simple Majority to surrender any of the Joint Venture Property (Surrendered Property).

(b)	Subject to clause 11(c), if the Board resolves to surrender any Joint Venture Property in accordance with clause 11(a):

(i)	the Surrendered Property will, from the date of the resolution to surrender that property, cease to be Joint Venture Property for any purpose under this Agreement; and

(ii)
except as expressly provided elsewhere in this Agreement, the Shareholders, JV Company and MadagascarCo will cease to have any rights or liabilities in respect of the Surrendered Property, other than any rights or liabilities which have accrued prior to the date of the resolution to surrender the Surrenders Property.

(c)
If the Board resolves to surrender the whole or any part of, the Joint Venture Property (other than pursuant to any compulsory relinquishment obligations under the Mining Code) and one of the Shareholders (acting through a Director) votes against that resolution (Dissenting Party), the Operator must not give effect to that decision until the Operator has first offered in writing to transfer the relevant Joint Venture Property or part thereof to the Dissenting Party for no consideration other than the cost of transfer and the Dissenting Party has not accepted that offer within 14 days after it is made.

(d)	Where the Board resolves to surrender any of the Joint Venture Property, it must:

(i)	provide two (2) months written notice of the surrender to each Shareholder, which identifies the specific Joint Venture Property which is to be surrendered; and

(ii)
ensure that, to the extent the surrender of Joint Venture Property applies or relates to a Permit or Permits, that all Outgoings, Minimum Expenditure Obligations (if any) and any payments reasonably necessary to keep the relevant Permit(s) in Good Standing are paid to date and for one (1) year following the date on which notice is given in accordance with clause 11(d)(i) above.

12.	Transfer of Permits

(a)
Subject to clause 12(b), should the Permit Holders decide to Dispose of their interest in any of the Permits, they may only sell, transfer or otherwise dispose of that interest to any person (Permit Transferee):

Joint Venture Agreement

(i)
provided the JV Company and MadagascarCo are given the opportunity to match any bona fide third party offer as a right of first refusal for a period of 30 days from the time of notice of the offer from the Permit Holders; and

(ii)	the Permit Transferee enters into an Accession Deed.

(b)	The Permit Holders may transfer the Permits to each other or another wholly owned subsidiary of Malagasy provided that the transferee first enters into an Accession Deed.

13.	Bankable Feasibility Study and Decision to Mine

13.1	Bankable Feasibility Study

(a)
At any time during the Term, the Board may direct the Operator to carry out a Bankable Feasibility Study in respect of the Area of Interest, the costs of which will form part of the Joint Venture Costs in accordance with clause 18(a).

(b)
Throughout the completion of the Bankable Feasibility Study, the Operator will provide the Shareholders with quarterly reports on the progress of the Bankable Feasibility Study and such other information as a Shareholder may reasonably request from time to time in order that such Shareholder can be kept informed of the progress of the Bankable Feasibility Study in order that it will be in a position to arrange finances to make a Decision to Mine in the time period required by clause 13.2(a).

(c)	Upon completion of a Bankable Feasibility Study referred to in clause 13.1(a) , the Operator must provide the Shareholders with a copy thereof.

(d)
Upon the completion and delivery of a Bankable Feasibility Study in accordance with this clause 13.1, the Shareholders will fund Joint Venture Costs in respect to the Mining Area in their Respective Proportions until such time as external funding for the development and commencement of Mining Operations has been procured.

13.2	Decision to Mine

(a)
Following delivery of a Bankable Feasibility Study to the Shareholders in accordance with clause 13.1, the Shareholders may, by a Simple Majority, decide to commence Mining Operations in respect of all or part of the Area of Interest the subject of the Bankable Feasibility Study (Decision to Mine).  A Decision to Mine can not be made earlier than the date which is 90 days after the date on which the final Bankable Feasibility Study is delivered to the Shareholders in accordance with clause 13.1(c), unless otherwise agreed in writing by all Shareholders.

(b)	If the Shareholders make a Decision to Mine in accordance with clause 13.2(a), JV Company must:

(i)
instruct the Permit Holders to apply for, as the case may be, any authorisation or permission required under the Mining Code or other laws of Madagascar, including the conversion of Exploration Permits into Exploitation Permits and relevant environmental authorisations, the granting of which by the Mining Department or other Governmental Agency of Madagascar is a condition to the implementation of the Decision to Mine; and

(ii)	be responsible for arranging project finance for the development and commencement of the Mining Operations.

Joint Venture Agreement

13.3	Election to participate and formation of mining joint venture

(a)
A Shareholder which did not vote in favour of the Decision to Mine may elect, within 40 Business Days of the Decision to Mine, not to participate in the Mining Operation the subject of the Decision to Mine.  The Shareholders who do not make such an election or who voted in favour of the Decision to Mine are referred to as Mining Parties.

(b)
Upon the expiration of the 40 Business Day election period provided for in clause 13.3(a) (Mining JV Commencement Date), the Mining Parties will incorporate a joint venture company under the laws of Mauritius (NewCo Mauritius), the shareholders of which will be the Mining Parties, in the same proportion as their respective Shareholding Interest in JV Company bear to each other at the time a Decision to Mine is made, which will in turn will hold 100% of the shares in a newly formed company in Madagascar (NewCo Madagascar).

13.4	Establishment of Mining Area

(a)
Within 30 Business Days after the Mining JV Commencement Date, the Parties will meet to establish the boundaries of the Mining Area which is appropriate to encompass all deposits of Industrial Minerals the subject of the Bankable Feasibility Study, which deposits may be mined as a single mining enterprise, together with any milling or concentrating plant and other appropriate infrastructure and facilities necessary for the efficient conduct of Mining Operations.

(b)
In the event of disagreement, the boundaries established for the Mining Area will be determined in accordance with clause 31 and will be the area reasonably required for the Mining Operations the subject of a Decision to Mine and accords with the Mining Code, Good Mining Practices and the Bankable Feasibility Study.

13.5	Holding of Mining Area

(a)
Upon the incorporation of NewCo Mauritius and NewCo Madagascar and the establishment of the Mining Area in accordance with clause 13.4, the Mining Parties will consult with each other in good faith and make a determination as to whether the Mining Area will be transferred into NewCo Madagascar or whether the Joint Venture Property (excluding the Mining Area) (Exploration Assets) will be transferred into NewCo Madagascar, leaving the Mining Area as the sole property of JV Company.

(b)
After a determination is made under clause 13.5(a), the Mauritian company (being NewCo Mauritius or JV Company) which through its Madagascan subsidiary (being NewCo Madagascar or MadagascarCo), holds the Mining Area from time to time will be known as the Mauritian Development JV Company, the purpose of which will be to conduct Mining Operations in respect of the Mining Area.  The subsidiary in Madagascar of the Mauritian Development JV Company which holds the Mining Area will be known as the Madagascar Development JV Company.

(c)
If the Exploration Assets are transferred into NewCo Madagascar then this Agreement will apply in relation to the Exploration Assets as if NewCo Mauritius and NewCo Madagascar were named herein in place of JV Company and MadagascarCo respectively.

Joint Venture Agreement

13.6	Mining Area ceases to be Joint Venture Property

(a)	On the Mining JV Commencement Date:

(i)	the Mining Area will be segregated from the Area of Interest;

(ii)	the Mining Area will cease to be Joint Venture Property;

(iii)	the Mining Area will be owned by the Madagascar Development JV Company; and

(iv)
those Shareholders who are not Mining Parties must, at the cost of the Mining Parties, transfer to Madagascar Development JV Company all of their interest in the Mining Area for consideration equal to 75% of the market value of that interest as agreed between the Parties or, in the absence of agreement, as determined by an independent expert  appointed in accordance with clause 32.2.

(b)
For the avoidance of doubt, a Shareholder who transfers all of their interest in the Mining Area under clause 13.6(a)(iv) will not be entitled to receive a royalty under clause 23 in respect of the relevant Mining Area which is transferred to the remaining Mining Parties.

13.7	Transfer of Mining Area

As soon as practicable after determination of the Mining Area:

(a)
the Permit Holders, Shareholders and Mining Parties must co-operate to prepare, execute and procure registration of such conditional surrenders, applications, transfers, new sub-leases and other documents as may be necessary to segregate the Mining Area and to vest the Mining Area in Madagascar Development JV Company; but

(b)
if the Mining Parties decide to delay segregation, or segregation cannot immediately occur due to matters outside of the control of the Permit Holders, Shareholders or Mining Parties, the Permit Holders, Shareholders and Mining Parties will implement such alternative arrangements in order for Madagascar Development JV Company to have the sole benefit and control of the Mining Area.

13.8	Terms of Mining Joint Venture

(a)
Following the determination of the Mining Area and the conversion of the Permits into exploitation permits, the Development JV Company may proceed to implement Mining Operations within the Mining Area.

(b)
The interest of each Mining Party in the Mauritian Development JV Company will be in proportion to their relative Shareholding Interests in JV Company (Mining Venture Interest) at the time a Decision to Mine is made or as they may otherwise agree between themselves.

Joint Venture Agreement

(c)
If the then Operator is a Mining Party, then the Operator will be the operator of the Mining Operations conducted by the Mauritian Development JV Company through Madagascar Development JV Company (Mining Operator).  Otherwise, the Mining Parties will elect a Mining Operator by majority vote in proportion to their respective Mining Venture Interests.

(d)
The Mining Parties will contribute to the costs incurred by the Mauritian Development JV Company in proportion to their respective Mining Venture Interests to the extent additional funds are required by Mauritian Development JV Company.

13.9	Agreement

As soon as possible following the Mining JV Commencement Date, the shareholders of the Mauritian Development JV Company (being the Mining Parties) will in good faith enter into negotiations for and execute an appropriate agreement in place of this Agreement in respect of the Mining Area.  The agreement will:

(a)	provide for all matters necessary for the planning, financing, construction, commissioning and conduct of Mining Operations;

(b)	otherwise reflect the terms of this Agreement where relevant; and

(c)
provide for the execution of cross charges which encumber each Mining Party’s Mining Venture Interest, and its interest in any contracts for, and the proceeds of, sale of Industrial Minerals in favour of each other Mining Party and the Mining Operator as security for its performance of its duties and obligations arising under the agreement.

Until that agreement is executed, this Agreement will continue to bind the Mining Parties.

14.	Conversion to Exploitation Permits

14.1	Conversion

The Parties acknowledge and agree that:

(a)
in order to commence Mining Operations in respect of all or a part of the Area of Interest, the Exploration Permits, to the extent they cover the Mining Area (Current Permits) will be converted into Exploitation Permits; and

(b)
if the Shareholders make a Decision to Mine, the Parties must do all things necessary to, as promptly as possible, have the Current Permits converted into Exploitation Permits and to apply for all relevant environmental authorisations.

14.2	Transfer of Exploitation Permits

(a)
Any Exploitation Permit issued by the Mining Department to the Permit Holders must be immediately transferred or, if for whatever reason the Exploitation Permit cannot immediately be transferred, sub-leased (as applicable) by the Permit Holders to Madagascar Development JV Company as soon as possible after the grant of the Exploitation Permit.

Joint Venture Agreement

(b)
The Parties acknowledge and agree that, in relation to this clause 14, it is the preference of the Parties to have any Exploitation Permit issued by the Mining Department to a Permit Holder immediately transferred to Madagascar Development JV Company.  However if such a transfer is not possible for whatever reason, then the Parties will implement such alternative arrangements in order for Madagascar Development JV Company to have the sole benefit and control of the Exploitation Permit including entering into new sub-leases in respect of the Exploitation Permits on terms and conditions which are consistent with this Agreement.

(c)
The Parties acknowledge and agree that on transfer of the Exploitation Permits to Madagascar Development JV Company, Madagascar Development JV Company will grant a sub-lease to Malagasy or its nominee in respect to the Other Mineral Rights within the Exploitation Permit on terms and conditions which are consistent with this Agreement, including clause 16.

14.3	Holding of Exploitation Permits

During the time between the granting of an Exploitation Permit and the formal transfer or sub-lease of the Exploitation Permit to Madagascar Development JV Company, the Permit Holders shall hold the Exploitation Permits for Madagascar Development JV Company’s sole benefit and agree:

(a)	not to act in any manner which is detrimental to Madagascar Development JV Company or the Exploitation Permit; and

(b)
to act in accordance with Madagascar Development JV Company’s reasonable instructions in relation to the Exploitation Permit provided these instructions are not contrary to or breach of the laws of Madagascar.

14.4	Approval of Mining Department

The Permit Holders must promptly apply for the approval of the Mining Department or other relevant body for the transfer or sub-lease (as applicable) of any Exploitation Permit issued to the Permit Holders in accordance with clause 14.1 and to do all other things reasonably necessary to effect the transfer or sub-lease of the granted Exploitation Permits to Madagascar Development JV Company as soon as possible after the grant of the Exploitation Permit.

14.5	Option of Permit Holders to transfer Exploration Permits prior to conversion

The Permit Holders may fulfil their obligations under this clause 14 by transferring the Current Permits or the Exploration Permits of which the Current Permits form part, to Madagascar Development JV Company before any Exploitation Permit is issued, subject to compliance with all applicable laws and conditions of grant of the relevant Permits.

15.	Environment and Mining Operations

Prior to undertaking any Mining Operations within the Area of Interest, the Parties must use all reasonable endeavours to ensure Madagascar Development JV Company obtains all relevant environmental approvals necessary under Madagascan law, including the approval of the environmental commitment plan (plan d’engagement environnemental) and of the environmental impact study (Etude d’impact environmental) and the issuance of an environmental authorisation related to the proposed Mining Operations.

Joint Venture Agreement

16.	Other Mineral Rights

16.1	Holder of Permits and Other Mineral Rights

The Parties agree and acknowledge that the Permit Holders are:

(a)	subject to clause 14, the registered holders of the Permits; and

(b)	the sole holder of the Other Mineral Rights,

and no other party has any rights in the Permits or the Other Mineral Rights other than as contemplated by this Agreement.

16.2	Priority of exercise of Industrial Mineral Rights by JV Company

Subject to clause 16.4, the Permit Holders, as the holder of the Other Mineral Rights, and JV Company must consult, co-operate and otherwise use all reasonable endeavours not to interfere with:

(a)	the exercise of the Industrial Mineral Rights by JV Company; and

(b)	the exercise of the Other Mineral Rights by the Permit Holders,

but to the extent such interference cannot reasonably be avoided, the exercise of the Industrial Mineral Rights by JV Company will have priority.  Without limiting the foregoing, the Permit Holders, as the holder of the Other Mineral Rights, and JV Company must, prior to the commencement of their respective seasonal exploration programmes on the Area of Interest, consult with each other as to the contents of those programs and use reasonable endeavours to ensure those programs are not incompatible.

16.3	Exercise of Other Mineral Rights by the Permit Holders

In the exercise of the Other Mineral Rights, the Permit Holders must:

(a)	comply with all applicable laws and conditions of grant of the Permits; and

(b)	not do or suffer to be done anything which will or may render a Permit liable to cancellation or forfeiture.

16.4	Suspension of Other Mineral Rights for duration of Mining Operations

Subject to clause 16.7, upon JV Company making a Decision to Mine, the Other Mineral Rights of the Permit Holders will be suspended over the Mining Area for the duration of the Mining Operations the subject of that Decision to Mine.

Joint Venture Agreement

16.5	Transfer of Other Mineral Rights

The Permit Holders may transfer, assign or otherwise dispose of the whole or any part of the Other Mineral Rights to any person (OMR Transferee) subject to:

(a)
the Permit Holders giving the JV Company the opportunity to match any bona fide third party offer for the Other Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from the Permit Holders;

(b)
the OMR Transferee being technically and financially able to perform the obligations of the Permit Holders as the holder of the Other Mineral Rights under this Agreement to the extent of the interest disposed of; and

(c)
the OMR Transferee entering into a deed with JV Company and Shareholders whereby the OMR Transferee agrees to be bound by, and assumes the obligations of the Permit Holders as the holder of the Other Mineral Rights under this Agreement (including the obligations under this clause) to the extent of the interest to be disposed of.

16.6	Transfer of Industrial Mineral Rights

JV Company or MadagascarCo may transfer, assign or otherwise dispose of the whole or any part of the Industrial Mineral Rights to any person (IMR Transferee) subject to:

(a)
JV Company giving the relevant Permit Holders the opportunity to match any bona fide third party offer for the Industrial Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from JV Company;

(b)
the IMR Transferee being technically and financially able to perform the obligations of JV Company and MadagascarCo as the holder of the Industrial Mineral Rights under this Agreement to the extent of the interest disposed of; and

(c)
the IMR Transferee entering into a deed with the relevant Permit Holders whereby the IMR Transferee agrees to be bound by, and assumes the obligations of the Shareholders, JV Company and MadagascarCo as the holder of the Industrial Mineral Rights under this Agreement (including the obligations under this clause) to the extent of the interest to be disposed of.

16.7	Co-mingling

(a)
If a deposit of Industrial Minerals is co-mingled or co-incident to a deposit of Other Minerals then the Permit Holders and JV Company will negotiate in good faith the terms on which they will jointly develop the Industrial Minerals and Other Minerals, provided that, subject to clause 16.7(b), in no circumstances will the exploration or development of a deposit of Other Minerals impede the exploration or development of a deposit of Industrial Minerals.

(b)
The development of a deposit of Other Minerals that is co-mingled or co-incident to a deposit of Industrial Minerals will prevail over the exploration or development of the deposit of Industrial Minerals only in following circumstances:

Joint Venture Agreement

(i)	the deposit of Other Minerals has been determined by a competent person to be an orebody comprising a resource or reserve with a greater net present value than the deposit of Industrial Minerals; and

(ii)
the Permit Holders can demonstrate to the satisfaction of the JV Company, acting reasonably, that the deposit of Other Minerals can and will be developed and mined within the same timeframe as JV Company proposes to develop and mine the deposit of Industrial Minerals.

In this clause 16.7(b), “reserve”, “resource” and “competent person” have the meanings ascribed to those terms in the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia and known as the JORC Code.

(c)
Subject to clause 16.7(d), if the Permit Holders and JV Company are unable to negotiate the joint development of the Industrial Minerals and Other Minerals, then as part of the development of the Industrial Minerals JV Company will, on receiving a written notification from Malagasy, stockpile the Other Minerals so that the Permit Holders may have the benefit of the development of the Other Minerals once JV Company has ceased Mining.

(d)
Any stockpiling costs associated with the development of Industrial Minerals (including overburden and waste) will be at the expense of JV Company. Any costs associated with the stockpiling of Other Minerals undertaken at the request of Malagasy which are not activities which would have been incurred by JV Company in the course of Mining Operations in any event, including (but not limited to) any ongoing environmental compliance costs, will be funded 100% by Malagasy.

17.	Operator

17.1	First Operator

Energizer (or its nominee) will be the initial Operator and remain as Operator until it is removed or resigns in accordance with the terms of this Agreement.

17.2	Functions of the Operator

The Operator will:

(a)
(by itself or through its employees, agents or contractors) manage, direct and control any and all Joint Venture Operations on behalf of and as agent for JV Company, MadagascarCo and the Parties, subject to the applicable laws of the jurisdictions in which the abovementioned entities are incorporated;

(b)	implement the Programs and Budgets approved by the Board; and

(c)	implement the decisions of the Board and shall make all expenditures necessary to comply with those instructions and directions.

17.3	Operator to prepare Programs and Budgets

The Operator shall prepare and submit Programs and Budgets for consideration and approval by the Board, which shall be prepared for periods each of 12 months duration commencing on 1 July.

Joint Venture Agreement

17.4	Liability of Operator

The Operator shall not have any liability to the Shareholders for losses sustained or liabilities incurred if, in the circumstances of the particular case, it has acted or refrained from acting in the course of performing in good faith its obligations under this Agreement and has not been wilfully or grossly negligent.

17.5	Indemnity of Operator

Each Shareholder severally, to the extent of its Shareholding Interest must indemnify and hold harmless the Operator (acting in that capacity), its directors, employees, agents and contractors (Indemnified Persons) from and against all damage, loss, expense or liability of any nature suffered or incurred by the Indemnified Persons (including any claims made by third parties) in connection with Joint Venture Operations, including any personal injury, disease, illness or death, or physical loss of or damage to property, of the Indemnified Persons or any third party, except, in respect of an Indemnified Person, where that Indemnified Person has committed fraud or has been wilfully or grossly negligent.

17.6	Preserve Permits

The Operator must use all reasonable endeavours and comply with the directions of JV Company to maintain the Permits in Good Standing, subject to receiving sufficient funds to do so in accordance with the provisions of this Agreement.

17.7	Reporting

The Operator will keep the Parties advised of all Joint Venture Operations and will provide any information required to complete reports required to be submitted by any Party under this Agreement, including under clause 10.6, the Mining Code as well as any information required by the Parties to comply with their respective obligations under the listing rules of any securities exchange.

17.8	Change of Operator

(a)	Energizer will continue as Operator until:

(i)	it ceases to hold a majority Shareholding Interest in JV Company; or

(ii)	it resigns as Operator by giving 30 days' written notice to the other Shareholders of JV Company of its intention to do so.

(b)	On the resignation or removal of the Operator in accordance with clause 17.8(a), JV Company shall, by way of a Shareholders’ resolution, appoint a new Operator.

(c)	The resolution referred to in clause 17.8(b) above shall be passed by a Simple Majority.

18.	Contributions to Joint Venture Costs

(a)	Subject to clause 18(b), all Joint Venture Costs will be funded 100% by Energizer, including JV Company’s and MadagascarCo’s obligations under clause 10.3.

Joint Venture Agreement

(b)
Subject to clause 19, upon delivery of the Bankable Feasibility Study in accordance with clause 13.1, all Joint Venture Costs in respect to the Mining Area will be funded by the Mining Parties in their Respective Proportions.

(c)
From the time Malagasy is required to contribute to the funding under clause 18(b) (Contribution Date), Malagasy and its representatives will, at Malagasy’s expense and on reasonable notice, have the right to access, review and audit the expenditure of Mauritian Development JV Company and Madagascar Development JV Company.

(d)
From the Contribution Date, Mauritian Development JV Company may, from time to time by giving notice simultaneously to all Shareholders in Mauritian Development JV Company, request those Shareholders to fund the Joint Venture Costs in their Respective Proportions (Contribution Notice) and subject to clause 19.1, within one month after notice is given, all Shareholders must fund the amount specified in the notice.

(e)
Subject to clause 19.3(c), payment of amounts which a Shareholder is required to fund under this clause 18 and clause 19.2(d) shall be deemed to be the subscription by that Shareholder for additional Shares in Mauritian Development JV Company unless otherwise agreed by the Shareholders.

19.	Right to dilute

19.1	Election not to fund

A Shareholder may, by giving notice to Mauritian Development JV Company within 10 Business Days of receiving notice from Mauritian Development JV Company under clause 18(d), elect not to fund part or all of the amount the subject of that notice.  For the avoidance of any doubt, a Shareholder may exercise its rights under this clause in respect of any Contribution Notice and may elect to contribute to future Contribution Notices after it has elected to dilute in respect of a Contribution Notice.

19.2	Contributions where election not to fund

If Mauritian Development JV Company receives notice of an election by a Shareholder under clause 19.1 (Non-Contributing Shareholder), then:

(a)	the Non-Contributing Shareholder will not be obliged to contribute the contribution specified in the notice, and:

(b)	Mauritian Development JV Company may give notice to the other Shareholders of the total amount of Joint Venture Costs not funded by Non-Contributing Shareholders (Shortfall);

(c)
each other Shareholder (Contributing Shareholder) may, within 10 Business Days after receiving a notice from Mauritian Development JV Company under clause 19.2(b), give notice to Mauritian Development JV Company that it wishes to fund an additional amount of Joint Venture Costs up to the Shortfall (or, if there is more than one Contributing Shareholder and if the total additional amount that Contributing Shareholders wish to fund is greater than the Shortfall, Mauritian Development JV Company will allocate to each Contributing Shareholder that gives notice the proportion of the Shortfall that the amount of additional Joint Venture Costs that the Contributing Shareholder wishes to fund bears to the total additional Joint Venture Costs that all Contributing Shareholders wish to fund); and

(d)
each Contributing Shareholder must fund the amount of Joint Venture Costs requested from the Contributing Shareholder under clause 19.2(c) and the additional amount of Joint Venture Costs of which it gives notice to Mauritian Development JV Company or which Mauritian Development JV Company allocates to it under clause 19.2(c).

Joint Venture Agreement

19.3	Dilution

(a)	The Non-Contributing Shareholder’s percentage ownership of Mauritian Development JV Company will be diluted according to the following formula:

I =	A x 100
B

where:

I =	the Non-Contributing Shareholder’s reduced percentage shareholding;

A =
the total amount contributed to the funding of Mauritian Development JV Company by the Non-Contributing Shareholder at the date of the calculation plus the deemed contribution of the Non-Contributing Shareholder; and

B =	total amount of all funding of Mauritian Development JV Company at the date of the calculation plus the deemed contributions of all Parties,

and the percentage ownership in Mauritian Development JV Company of the contributing Shareholder will increase by an amount equal to the reduction of the percentage shareholding of the Non-Contributing Shareholder.

(b)	For the purposes of the above calculation, the deemed contribution of the Shareholders will be as follows:

Malagasy: one third of the actual funding provided by Energizer to JV Mauritian Development JV Company up until Malagasy becomes liable to contribute to funding pursuant to clause 18(b).

Energizer: nil.

By way of examples, if Energizer has expended $30 million prior to the date on which Malagasy becomes liable to contribute to funding pursuant to clause 18(b) (Contribution Date), then:

(a)	As at the Contribution Date:

(i)	the actual total funding contribution of the Shareholders will be:

Malagasy:	nil
Energizer:	$30 million

Joint Venture Agreement

(ii)	the deemed contribution of the Shareholders will be:

Malagasy:	one third of $30 million = $10 million
Energizer:	nil

(iii)	Malagasy’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	10 million x 100
40 million

=	25%

(iv)	Energizer’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	30 million	x 100
40 million

=	75%

(b)	If there is then a $10 million programme to which each of Malagasy and Energizer contribute i.e. $2.5 million and $7.5 million respectively, then:

(i)	the actual total funding contribution of the Shareholders will be:

Malagasy:	$2.5 million
Energizer:	$37.5 million

(ii)	the deemed contribution of the Shareholders will be:

Malagasy:	one third of $30 million = $10 million
Energizer:	nil

(iii)	Malagasy’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	12.5 million x 100
50 million

=	25%

Joint Venture Agreement

(iv)	Energizer’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	37.5 million	x 100
50 million

=	75%

(c)	If there is then a $20 million programme to which Malagasy elects NOT to contribute but Energizer does contribute 100% of the $20 million programme cost:

(i)	the actual total funding contribution of the Shareholders will be:

Malagasy:	$2.5 million
Energizer:	$57.5 million

(ii)	the deemed contribution of the Shareholders will be:

Malagasy:	one third of $30 million = $10 million
Energizer:	nil

(iii)	Malagasy’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	12.5 million	x 100
70 million

=	17.86%

(iv)	Energizer’s percentage ownership of Mauritian Development JV Company will be:

I	=	A	x 100
B

=	57.5 million	x 100
70 million

=	82.14%

(c)
A reduction to a Shareholder’s Shareholding Interest shall be effected in such manner as may be agreed between the Shareholders, or failing such agreement within 30 Business Days after the dilution occurs, in the manner determined by the Contributing Shareholders, including by means of:

(i)	a transfer of Shares as between Shareholders;

(ii)	the forfeiture or cancellation of some or all of the Non-Contributing Shareholder’s Shares; or

(iii)	the issue of new Shares to the Contributing Parties.

Joint Venture Agreement

20.	Disposal of Shares and pre-emption rights

A Shareholder of JV Company or NewCo Mauritius may transfer, assign or otherwise dispose of the whole or any part of their Shares to any person (Share Transferee) subject to:

(a)
the transferring Shareholder giving the other non-transferring Shareholder the opportunity to match any bona fide third party offer for the Shares as a right of first refusal for a period of 30 days from the time of notice of the offer from the transferring Shareholder;

(b)
the Share Transferee being technically and financially able to perform the obligations of the transferring Shareholder under this Agreement to the extent of the interest disposed of (for avoidance of doubt if Energizer is proposing to sell its Shares then the purchaser must have the necessary skills to ensure JV Company or NewCo Mauritius (as applicable) can manage the matters contemplated by this Agreement); and

(c)
the Share Transferee entering into a deed with the non-transferring Shareholder whereby the Transferee agrees to be bound by, and assumes the obligations of the transferring Shareholder under this Agreement (including the obligations under this clause) to the extent of the interest to be disposed of.

21.	Drag along

(a)
Subject to clauses 20 and 21(b), if any third person (Offeror) provides to a Shareholder or Shareholders who hold Shares representing not less than 50% of the Shares on issue in the capital of the JV Company or NewCo Mauritius (as applicable) (Majority Shareholder) a bona fide arm’s length offer to purchase all of the Shares in JV Company or NewCo Mauritius (as applicable), and each Share of the same class is proposed to be purchased for equal consideration and on the same terms and conditions, then the Majority Shareholder may require each other Shareholder (Minority Shareholder) by providing notice in writing to transfer its Shares to the Offeror free from all Encumbrances on those same terms and conditions.

(b)	Clause 21(a) only applies where the Offeror has made a full cash offer to purchase all of the Shares on issue in the capital of the JV Company or NewCo Mauritius (as applicable).

22.	Tag along

(a)
Subject to clauses 20 and 22(b), if the Majority Shareholder wishes to accept a bona fide arm’s length offer for all of its Shares from an Offeror and does not serve a notice in accordance with clause 21, then the Minority Shareholder may require the Majority Shareholder to cause the Offeror to purchase all of the Shares of the Minority Shareholder at a price per Share and on such other terms and conditions as are no less favourable to those offered to the Majority Shareholder by the Offeror for the Shares of the Majority Shareholder.

(b)	Clause 22(a) only applies where the Offeror has made a full cash offer to purchase all of the Shares on issue in the capital of the JV Company or NewCo Mauritius (as applicable).

Joint Venture Agreement

23.	Interest below 10%

(a)
If at any time a Shareholder’s Shareholding Interest in JV Company or NewCo Mauritius is reduced to 10% or less, then that Shareholder will be deemed to have assigned and transferred its remaining Shareholding Interest to the other Shareholder in consideration for the other Shareholder procuring that JV Company or NewCo Mauritius pay a royalty of an amount equal to two percent (2%) of net smelter returns of all Industrial Minerals produced from the Area of Interest calculated in accordance with Schedule 4.

(b)
In circumstances where a royalty becomes payable in accordance with clause 23(a), the payee of the royalty may transfer, assign or otherwise dispose of its interest in the royalty to any person (Royalty Transferee) subject to:

(i)
the payee of the royalty giving the payer of the royalty the opportunity to match any bona fide third party offer for the royalty as a right of first refusal for a period of 30 days from the time of notice of the offer from the payee; and

(ii)
the Royalty Transferee entering into a deed with the payer of the royalty whereby the Royalty Transferee agrees to be bound by, and assumes the obligations of the payee under this Agreement (including the obligations under this clause) to the extent of the interest to be disposed of.

24.	Representations and warranties

24.1	Representations and warranties by Energizer

Energizer represents and warrants to Malagasy as at the Execution Date that:

(a)	it is validly incorporated and subsisting under the laws of Minnesota, USA;

(b)	the execution and delivery of this Agreement has been duly and validly authorised by all necessary corporate action;

(c)	it has corporate power and lawful authority to execute and deliver this Agreement and to observe and perform or cause to be observed and performed all of its obligations in and under this Agreement;

(d)
this Agreement does not conflict with or constitute or result in a material breach of or default under any agreement, deed, writ, order, injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound in a manner which may materially and adversely affect the rights and interests of a Party under this Agreement; and

(e)	it is solvent and is capable of performing its obligations under this Agreement.

Joint Venture Agreement

24.2	Representations and warranties by Malagasy

(a)	Malagasy represents and warrants to Energizer as at the Execution Date that:

(i)	it is validly incorporated and subsisting under the laws of Australia;

(ii)	the execution and delivery of this Agreement has been duly and validly authorised by all necessary corporate action;

(iii)	it has corporate power and lawful authority to execute and deliver this Agreement and to observe and perform or cause to be observed and performed all of its obligations in and under this Agreement;

(iv)
this Agreement does not conflict with or constitute or result in a material breach of or default under any agreement, deed, writ, order, injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound in a manner which may materially and adversely affect the rights and interests of a Party under this Agreement; and

(v)	it is solvent and is capable of performing its obligations under this Agreement.

(b)	Subject to clause 24.3, Malagasy represents and warrants to Energizer as at the Execution Date, and to Energizer, JV Company and MadagascarCo as at the date of execution of the Subleases that:

(i)	it has full right, power and authority to grant the Subleases to MadagascarCo in accordance with this Agreement;

(ii)
its subsidiaries, Mazoto, MDA and Energex are the registered and beneficial holders of the Exploration Permits; provided that, the Parties acknowledge that the relevant Permits held by Energex are currently in the process of being transferred to MDA; however, they remain subject to the current moratorium on transfer of Permits and therefore are technically still in the name of Energex.

(iii)
other than under the terms of the Labradorite Subleases, no person other than Malagasy and or its Related Bodies Corporate has any proprietary rights of any nature in respect of the Exploration Permits and they have not granted to any person any rights to own or possess any interest or any rights to explore or prospect for minerals or to mine the same in any part of the land comprising the Exploration Permits;

(iv)	the Exploration Permits are free of any Encumbrances except to the extent of any conditions imposed under the Mining Code on the Exploration Permits;

(v)
there is no litigation or proceeding of any nature concerning the Exploration Permits, pending or threatened against them or any other person which may defeat, impair, detrimentally affect or reduce the right, title and interest of JV Company or MadagascarCo in the Exploration Permits or the interest therein, including any plaint seeking forfeiture of the Exploration Permits;

(vi)	to the best of its knowledge, the Exploration Permits have been duly marked off, granted and applied for in accordance with the Mining Code;

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(vii)
the Exploration Permits are in full force and effect and in Good Standing and not liable to cancellation or forfeiture for any known reasons and they are not in breach or contravention of any of the terms and conditions upon which the Exploration Permits were granted or of any other rule, regulation or provision of the Mining Code or any other statute concerning, affecting or relating to the Exploration Permits;

(viii)
there are no facts or circumstances that could, under the currently applicable laws of Madagascar, give rise to the cancellation, forfeiture or suspension or grant of the Exploration Permits when renewed, that could have a Material Adverse Effect;

(ix)	except as disclosed to Energizer before the Execution Date, there are no agreements or dealings in respect of the Exploration Permits;

(x)	there is not in existence any current compensation agreement with the owner or occupier of any land which is subject to the Exploration Permits;

(xi)
there are no Environmental Liabilities relating to or affecting the Exploration Permits, nor are there any circumstances relating to the Exploration Permits which may reasonably be expected to give rise to future Environmental Liabilities, except to the extent of any report, study or assessment required to be lodged pursuant to the Mining Code or other regulation in relation to the Exploration Permits;

(xii)	the Mining Information is complete and accurate in all material respects; and

(xiii)	the Exploration Permits have been granted in respect of all of the ground described in the Exploration Permits.

24.3	Disclaimer of liability by Malagasy

Malagasy is not liable for any loss arising from a breach of the warranties and representations in clause 24.2(b) to the extent such loss is:

(a)	a result of the political situation in Madagascar including as a result of:

(i)	the current moratorium on renewal or transfer of Permits; or

(ii)	processing of applications to add any Industrial Minerals to Permits by the Mining Department;

(b)	disclosed by Malagasy to Energizer or is known by Energizer prior to payment of the Cash Consideration;

(c)	in excess of the total amount of the consideration in clause 3.1 and 3.2; or

(d)	caused or contributed to by a breach by Energizer, JV Company or MadagascarCo or their respective obligations under this Agreement.

Joint Venture Agreement

25.	Guarantee by Malagasy

(a)	Malagasy agrees to guarantee to Energizer the due performance and observance by each of MDA, Mazoto and Energex of each and every obligation of MDA, Mazoto and Energex under:

(i)	this Agreement; and

(ii)	any Sublease Agreement entered into by the Parties in accordance with this Agreement.

(b)	Malagasy agrees to indemnify Energizer in relation to any loss suffered as a result of MDA, Mazoto or Energex failing to perform or observe any of their obligations under:

(i)	this Agreement; and

(ii)	any Sublease Agreement entered into by the Parties in accordance with this Agreement.

26.	Guarantee by Energizer

By executing this Agreement, Energizer guarantees to Malagasy and the Permit Holders the due performance and observance by each of JV Company and MadagascarCo of each and every obligation of JV Company and MadagascarCo under this Agreement other than those obligations of JV Company and MadagascarCo under this Agreement that relate to a Mining Area.

27.	Assignment

(a)
No Party may assign, sublet, licence or otherwise transfer or part with, mortgage, encumber or in any way deal with its interest under this Agreement otherwise than in accordance with the provisions of this Agreement.

(b)
At any time during the Term, Energizer may assign all or any of its rights or obligations under this Agreement as a matter of right to any Related Body Corporate of Energizer without Malagasy’s consent, provided that the assignee enters into an Accession Deed.

28.	Termination

28.1	Termination events

This Agreement terminates immediately upon the occurrence of:

(a)	any unanimous agreement by the Shareholders to that effect;

(b)	in relation to any Party, that Party ceasing to hold any Shares in JV Company; and

(c)	MadagascarCo ceasing to have any rights to any of the Industrial Mineral Rights.

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28.2	Event of Default

(a)
Should a Party fail to do, execute or perform any material act or thing which such Party is obliged to do, execute or perform pursuant to this Agreement (Event of Default), the aggrieved Party may give the defaulting Party a notice requiring the defaulting Party to remedy such Event of Default within a period of 30 days following service of the notice or if such default is not capable of being remedied within such period of 30 days then within such further period as the aggrieved Party or Parties shall deem reasonable.

(b)
If a Party serves a notice of default under clause 28.2(a) and such default remains un-remedied upon expiry of the period specified in such notice for rectification, the aggrieved Party may terminate this Agreement forthwith upon the service of a further notice in writing to that effect and upon the service of such further notice this Agreement shall terminate forthwith without prejudice to the rights and remedies of the aggrieved Party at law or otherwise howsoever arising.

(c)
Clause 28.2(a) does not apply to any Event of Default for which another remedy is provided in this Agreement.  By way of example, clause 28.2(a) does not apply to a failure to contribute to a Contribution Notice but instead clause 19 would apply to such failure to contribute.

28.3	Effect of termination

(a)	Termination of this Agreement releases each Party from any further performance of any liability under this Agreement but does not:

(i)	affect any provision of this Agreement expressed to operate or have effect after termination; or

(ii)	have any prejudicial effect on any accrued right of any Party in relation to any breach or default under this Agreement by any other Party occurring before termination.

(b)	If this Agreement is terminated in accordance with clause 28.2, the aggrieved Party has an option to acquire the defaulting Party’s rights and interests under this Agreement at:

(i)	a value determined by the Parties negotiating in good faith; or

(ii)	in the absence of agreement under clause 28.3(b)(i) above, a discount of 10% to market value as determined by an independent expert appointed in accordance with clause 32.2.

28.4	Continuing remedies

Each Party, following termination of this Agreement under this clause 28, retains any right against any other Party under this Agreement in relation to any breach or default by that other Party that accrued before termination, in addition to any other right provided by law, except to the extent that the liability of that other Party is excluded or limited under any provision of this Agreement.

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29.	Force Majeure

29.1	Force Majeure

In this clause 29 Force Majeure means any act, event or cause which is beyond the reasonable control of the Party concerned (other than lack of or inability to use funds), including:

(a)
act of God, accident of navigation, war (whether declared or not), sabotage, insurrection, civil commotion, national emergency (whether in fact or law), martial law, fire, lightning, flood, earthquake, landslide, storm or other severe adverse weather conditions, explosion, power shortage, strike or other labour difficulty (whether or not involving employees of a Party concerned), epidemic, quarantine, radiation or radioactive contamination;

(b)
action or inaction of any government or governmental or other competent Governmental Agency (including any court) including expropriation, restraint, prohibition, intervention, requisition, requirement, direction or embargo by legislation, regulation or other legally enforceable order;

(c)	delay in the grant of access to a Permit;

(d)
inability to secure, on commercially acceptable terms, rights of access to a Permit from the owners, occupiers, lessees, custodians, trustees, native title claimants or holders of any land to which the Permit relates;

(e)	breakdown of plant, machinery or equipment or shortages of labour, transportation, fuel, power, plant, machinery, equipment or material; and

(f)	any other cause which by the exercise of foresight or due diligence, a Party is unable to prevent or overcome.

29.2	Relief

If, as a direct result of Force Majeure, a Party becomes unable, wholly or in part, to perform any of its obligations or to exercise a right under this Agreement:

(a)
that Party is to give the other Party prompt notice of the Force Majeure with reasonably full particulars and, insofar as known to it, the probable extent to which it will be unable to perform, or be delayed in performing its obligation or exercising its right;

(b)
that obligation, other than an obligation to pay money, is suspended and the time for performing that obligation or for exercising that right is extended but only so far as and for so long as it is affected by the Force Majeure; and

(c)	the affected Party is to use all possible diligence to overcome or remove the Force Majeure as quickly as possible.

29.3	Labour disputes

Clause 29.2(c) does not require the affected Party to:

(a)	settle any strike or other labour dispute on terms contrary to its wishes; or

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(b)	contest the validity or enforceability of any law, regulation or legally enforceable order by way of legal proceedings.

29.4	Resumption

The obligation of the affected Party to perform its obligations, resumes as soon as it is no longer affected by the Force Majeure.

30.	Dispute resolution

30.1	Application

This clause 30 applies to any dispute or difference (dispute) (other than a dispute to which clause 31 applies) arising between the Parties in relation to:

(a)	this Agreement or its interpretation;

(b)	any right or liability of any Party under this Agreement; or

(c)	the performance of any action by any Party under or arising out of this Agreement, whether before or after its termination.

30.2	Dispute negotiation

(a)	A Party must not commence legal proceedings in relation to a dispute or refer a dispute to arbitration under this Agreement, unless that Party has complied with this clause 30.

(b)	A Party claiming that a dispute has arisen must notify the other Party specifying details of the dispute.

(c)
Each Party must refer a dispute to an authorised officer of that Party for consideration and use its best efforts to resolve the dispute through negotiation within seven (7) Business Days following the dispute notification or longer period agreed between the Parties.

(d)	Each Party must refer the dispute to its chief executive officer, in the event that the authorised officers of the Parties fail to resolve the dispute within the specified period.

(e)	Each Party must following reference to its chief executive officer use its best efforts to resolve the dispute by agreement or through an agreed mediation procedure.

(f)
A Party in compliance with this clause 30.2 may terminate the dispute resolution process by notice to the other Party at any time after seven (7) Business Days following reference of the dispute to its chief executive officer.

(g)	A Party is not required to comply with this clause 30.2 in relation to any dispute where the other Party is in breach of or default under this clause 30.2 in relation to that dispute.

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30.3	Arbitration

Each Party must submit any dispute which remains unresolved following the negotiation process specified in clause 30.2 to arbitration under the Arbitration Rules of SIAC in accordance with the following procedures:

(a)	the arbitration will be conducted by three arbitrators, who will be appointed as agreed by the Parties or, failing such agreement, by the Deputy President of SIAC or his or her nominee;

(b)	the arbitration will be conducted in English;

(c)	each Party is entitled to legal representation at any arbitration; and

(d)	any arbitration will be conducted in Singapore, or at such other place as the Parties may agree.

30.4	Urgent relief

A Party may at any time apply to a court of competent jurisdiction for any equitable or other remedy for reasons of urgency, despite anything contained in this clause 30.

30.5	Continued performance

A Party must continue to perform any obligation or liability of that Party in compliance with this Agreement relating to any issue in dispute, despite and during any dispute negotiation or arbitration being conducted under this clause 30.

31.	Disputes as to Technical or Financial Matters

31.1	Definitions

In this clause 31:

(a)	Technical Matter means a matter which is capable of determination by reference to Mining knowledge or practice; and

(b)	Financial Matter means a matter which is capable of determination by audit or reference to financial or accounting records, knowledge or practice.

31.2	Application

(a)	This clause 31 applies to any dispute arising between the Parties in relation to a Financial Matter or a Technical Matter.

(b)
This clause 31 does not prevent any Party from seeking urgent interlocutory or declaratory relief from a court of competent jurisdiction where, in that Party's reasonable opinion, that action is necessary to protect that Party's rights.

31.3	Dispute negotiation

A Party claiming that a dispute in relation to Financial Matters or Technical Matters has arisen must notify the other Party specifying details of the dispute and convene a meeting of the senior management of the Parties within 10 Business Days of the notice of dispute to discuss the dispute with the aim of resolving it.

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31.4	Independent Expert

If the dispute is not resolved by negotiations between the senior management of the Parties within 20 Business Days of the first meeting between senior management under clause 31.3 and the Dispute relates to a Financial Matter or a Technical Matter, either Party may submit the dispute to an Independent Expert for determination in accordance with clause 32.

32.	Expert Determination

32.1	Referral to Independent Expert

Wherever under this Agreement:

(a)	a Party submits a dispute in accordance with clause 31; or

(b)	the Parties agree that a dispute between them will be resolved by an Independent Expert; or

(c)	a dispute is required by this Agreement to be determined by an Independent Expert,

then the dispute may be referred by either Party to an Independent Expert under this clause 32.

32.2	Appointment of Independent Expert

The procedure for the appointment of an Independent Expert will be as follows:

(a)	the Parties must endeavour to agree upon the identity of a single Independent Expert to whom the dispute will be referred for determination as soon as is reasonably practicable;

(b)	if the Parties are unable to agree upon the identity of a single Independent Expert within 20 Business Days, the Parties will, as soon as practicable thereafter:

(i)	in the case of a Financial Matter, request the President of the Institute of Chartered Accountants in Australia to appoint the Independent Expert; and

(ii)	in the case of a Technical Matter, request the President of the Australasian Institute of Mining and Metallurgy to appoint the Independent Expert; and

(c)	within 10 Business Days of appointment, the Independent Expert must set a time and place for receiving the Parties’ submissions.

32.3	Requirements of Independent Expert

(a)	The Independent Expert will be required to have appropriate commercial and practical experience and expertise in the area of the dispute.

(b)
Any person nominated to act as an Independent Expert will be required to fully disclose any interest or duty prior to that person’s appointment. If that person has or may have any interest or duty which conflicts with their appointment as Independent Expert, then that person may not be appointed except with the agreement of all parties to the dispute.

Joint Venture Agreement

(c)	Any person nominated to act as an Independent Expert must, before they are appointed, confirm in writing that they are able to resolve the dispute within a reasonable time.

(d)	The Independent Expert appointed under clause 32.2 will act as an expert and not as an arbitrator.

32.4	Rights of the Parties

Each Party:

(a)	may be legally represented at any hearing before the Independent Expert;

(b)	is entitled to produce to the Independent Expert any materials or evidence which that Party believes is relevant to the dispute; and

(c)	must make available to the Independent Expert all materials requested by the Independent Expert and all other materials which are relevant to the Independent Expert’s determination.

32.5	Confidentiality

Unless otherwise agreed by the Parties involved in the determination by the Independent Expert, all material and evidence made available for the purposes of the determination must be kept private and confidential.

32.6	Determination

(a)
The Independent Expert must make a determination on the dispute within 70 Business Days of appointment and must determine what, if any, adjustments may be necessary between the Parties. The determination of the Independent Expert:

(i)	must be in the form of a written report;

(ii)	will be final and binding upon the Parties except in the case of bias, fraud, manifest mistake or error; and

(iii)	will be kept private and confidential unless otherwise agreed to by all Parties involved in the determination.

(b)
If the Independent Expert does not determine the dispute within 70 Business Days of appointment, either Party may terminate the appointment by written notice and a new Independent Expert will be appointed within 10 Business Days in accordance with the procedure set out in clause 32.2.

32.7	Costs of Independent Expert

The costs in relation to a determination by the Independent Expert will be dealt with as follows:

Joint Venture Agreement

(a)	the costs of the Independent Expert will be apportioned between the Parties in such proportions as the Independent Expert thinks fit, otherwise the Parties will each bear their own costs; and

(b)	the Parties will each bear their own costs incurred in the preparation and presentation of any submissions or evidence to the Independent Expert.

33.	Status of Agreement and further acts

(a)	The Parties agree that this Agreement is binding upon them and intend that this Agreement is legally enforceable in accordance with its terms.

(b)
Each Party must promptly do all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that Party) required by law or reasonably requested by any other party to give effect to this Agreement and the transactions contemplated by this Agreement.

34.	Relationship between Parties

(a)
Nothing in this Agreement is to be construed so to constitute a Party a partner, agent or representative of any other Party or to create any partnerships or trust for any purpose howsoever except to the extent to which the operator is the agent of the Parties.  No Party will be under any fiduciary or other duty to the other which will prevent it from engaging in or enjoying the benefits of any competing endeavours subject to the express provisions of this Agreement.

(b)
No Party will have any authority to act on behalf of any other Party, except as expressly provided in this Agreement. Where a Party acts on behalf of another without authority, such Party must indemnify the other from any losses, claims, damages and liabilities arising out of any such act.

(c)	Each Party has the unrestricted right to engage in and receive the full benefit of any competing activities outside the area the subject of the Joint Venture Operations.

(d)
Any agreement which is entered into by JV Company, MadagascarCo or the Operator on behalf of JV Company or MadagascarCo in the performance of its functions and obligations under this Agreement with a Shareholder, a Related Body Corporate of a Shareholder or an officer or director of a Shareholder or a Related Body Corporate of the Shareholder must:

(i)
be on terms no less commercially reasonable in the particular circumstances of the agreement than would have been the case had the agreement been entered into on normal arm’s length commercial terms with a third party who is not a Shareholder, a Related Body Corporate of a Shareholder or an officer or director of a Shareholder or a Related Body Corporate of a Shareholder; and

(ii)	be entered into in good faith in the best interests of the Joint Venture.

Joint Venture Agreement

35.	Confidentiality and public announcements

35.1	Confidentiality

Subject to clause 35.6, each Party (for this clause Recipient) who is in possession or control of or has access to Confidential Information of another Party or a Related Body Corporate of another Party (Owner) must use that Confidential Information only for the purposes of acts contemplated by this Agreement, and keep that Confidential Information confidential and not disclose it or allow it to be disclosed to any third party except:

(a)	if the information is at the time generally and publicly available other than as a result of breach of confidence by the Recipient;

(b)	if the information is at the time lawfully in the possession of the proposed recipient of the information through sources other than the Recipient;

(c)	by the Recipient to legal and other professional advisers and other consultants and officers and employees of:

(i)	the Recipient; or

(ii)	the Recipient's Related Bodies Corporate,

in any case requiring the information for the purposes of this Agreement or any transaction contemplated by it, or for the purpose of advising that Party in relation thereto;

(d)	with the prior written consent of the Owner;

(e)	to the extent required by law or by a lawful requirement of any Governmental Agency having jurisdiction over the Recipient or any of its Related Bodies Corporate;

(f)	if required in connection with legal proceedings or arbitration relating to this Agreement or for the purpose of advising the Recipient in relation thereto;

(g)
if and to the extent that it may be necessary or desirable to disclose to any Governmental Agency in connection with applications for consents, approvals, authorities or licenses in relation to this Agreement;

(h)	to the extent required by a lawful requirement of any stock exchange having jurisdiction over the Recipient or any of its Related Bodies Corporate;

(i)	if necessary or commercially desirable to be disclosed in any prospectus or information memorandum to investors or proposed or prospective investors:

(i)	for an issue or disposal of any shares or options in the Recipient or any of its Related Bodies Corporate;

(ii)	for an issue of debt instruments of the Recipient or any of its Related Bodies Corporate; or

(iii)	for the purposes of the Recipient obtaining a listing on any stock exchange of any shares, options or debt instruments;

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(j)
if necessary or commercially desirable to be disclosed to a professional investor or investment adviser for the purposes of enabling an assessment to be made about the merits or otherwise of an investment in the Recipient or any of its Related Bodies Corporate;

(k)	if necessary or commercially desirable to be disclosed to an existing or bona fide proposed or prospective:

(i)	financier of the Recipient or of any of its Related Bodies Corporate; or

(ii)	rating agency in respect of the Recipient or of any of its Related Bodies Corporate;

(l)	if necessary or commercially desirable to be disclosed to any bona fide proposed or prospective:

(i)	transferee of any property to which the information relates or of any shares in the Recipient or any Related Body Corporate of the Recipient;

(ii)	financier of such transferee providing or proposing or considering whether to provide financial accommodation; or

(iii)	assignee of rights under the Recipient's financing documents; or

(m)
if necessary or commercially desirable to be disclosed to legal and other professional advisers and other consultants and officers or employees of any of the persons referred to in clause 35.1(j), 35.1(k), or 35.1(l).

35.2	Conditions

(a)
In the case of a disclosure under clause 35.1(c) or 35.1(d) and, where appropriate, under clause 35.1(e), 35.1(f), 35.1(h) and 35.1(i), the Party wishing to make the disclosure must inform the proposed recipient of the confidentiality of the information and the Party must take such precautions as are reasonable in the circumstances to ensure that the proposed recipient keeps the information confidential.

(b)
In the case of a disclosure under clause 35.1(j), 35.1(k) or 35.1(l) or (in the case of legal and other professional advisers and other consultants only) 35.1(m) the Party wishing to make the disclosure must not make any disclosure unless:

(i)
in the case of a disclosure under clause 35.1(j), 35.1(k) or 35.1(l) the proposed recipient has first entered into and delivered to the Shareholders a confidentiality undertaking in a form acceptable to the other Shareholders; or

(ii)
in the case of a disclosure under clause 35.1(m) the principal or employer of the proposed recipient has first entered into and delivered to the Shareholders a confidentiality undertaking in a form acceptable to the other Shareholders which will incorporate a warranty by the principal or employer of the proposed recipient that the proposed recipient is under an obligation of confidentiality to the principal or employer and that the principal or employer will enforce that obligation to the fullest extent that the law or equity allows upon being called upon to do so by any of the Shareholders.

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35.3	Notice to other Shareholders

Each Party must:

(a)	promptly inform each other Party of any request received by that Party from any person described in clause 35.1(e) to disclose information under that clause;

(b)	inform all other Shareholders as soon as reasonably practicable after information is disclosed by the Party under clause 35.1(e) and

(c)	not disclose any information under clause 35.1 unless all other Shareholders have been informed of the proposed disclosure.

35.4	Indemnities

Each Party indemnifies each other Party against any costs, losses, damages and liabilities suffered or incurred by that other Party arising out of or in connection with any disclosure by the first-mentioned Party of information in contravention of this clause 35.

35.5	Survival of confidentiality obligations

The obligations of confidentiality imposed by this clause 35 survive the termination of this Agreement and any person who ceases to be a Party continues to be bound by those obligations.

35.6	Use of Mining Information in respect to Other Mineral Rights

Nothing in this clause 35 prevents Malagasy from using the Mining Information in relation to the exploration and development of the Other Minerals.

36.	Notices

Each communication (including each notice, consent, approval, request and demand) under or in connection with this Agreement:

(a)	must be in writing;

(b)	must be addressed as follows (or otherwise notified by that Party to the other Party from time to time):

Joint Venture Agreement

To Energizer	Energizer Resources Inc

	Attention:	Chief Executive Officer

	Address:	Energizer Resources Inc. 141 Adelaide Street West Suite 520 Toronto, Ontario CANADA

	Facsimile:	+1 416.364.2753

To Malagasy or the Permit Holders	Malagasy Minerals Limited

	Attention:	Managing Director

	Address:	Malagasy Minerals Limited Unit 7, 11 Colin Grove West Perth Western Australia 6005 AUSTRALIA

	Facsimile:	+61 8 9463 6657

(c)	must be signed by the Party making it or (on that party’s behalf) by the solicitor for or any attorney, director, secretary or authorised agent of that Party;

(d)	must be delivered by hand or posted by prepaid post to the address, or sent by fax to the number, of the addressee; and

(e)	is taken to be received by the addressee:

(i)	(in the case of prepaid post sent to an address in the same country) on the third day after the date of posting;

(ii)	(in the case of prepaid post sent to an address in another country) on the fifth day after the date of posting;

(iii)	(in the case of fax) at the time in the place to which it is sent equivalent to the time shown on the transmission confirmation report produced by the fax machine from which it was sent; and

(iv)	(in the case of delivery by hand) on delivery;

but if the communication is taken to be received on a day that is not a working day or after 5.00 pm, it is taken to be received at 9.00 am on the next working day (“working day” meaning a day that is not a Saturday, Sunday or public holiday, and is a day on which banks are open for business generally, in the place to which the communication is posted, sent or delivered).

37.	Miscellaneous

37.1	Governing law

This Agreement is governed by and must be construed according to the law applying in Ontario, Canada.

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37.2	Amendments

This Agreement may only be varied by a document signed by or on behalf of each of the Parties.

37.3	Primacy of this Agreement

The Parties agree that this Agreement has primacy over any ancillary agreement contemplated by this Agreement, including the Sublease Agreements and, in the case of inconsistency, the terms and conditions of this Agreement will prevail.  Each Party agrees that it will procure that any subsidiary of it will comply with the terms of this Agreement notwithstanding any inconsistency between this Agreement any ancillary agreement contemplated by this Agreement which a subsidiary of a Party is a party to.

37.4	Language

Where this Agreement or any ancillary agreement to this Agreement, including the Sublease Agreements, is written and signed in any other language other than English (including French), both versions are equally valid.  However, in the case of inconsistency, the Parties agree that the English version of the relevant agreement shall prevail.

37.5	Waiver

(a)
Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement, of a right provided by law or under this Agreement by a Party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right provided by law or under this Agreement.

(b)	A waiver or consent given by a Party under this Agreement is only effective and binding on that Party if it is given or confirmed in writing by that Party.

(c)	No waiver of a breach of a term of this Agreement operates as a waiver of another breach of that term or of a breach of any other term of this Agreement.

37.6	Consents

A consent required under this Agreement from a Party may be given or withheld, or may be given subject to any conditions, as that Party in its absolute discretion thinks fit, unless this Agreement expressly provides otherwise.

37.7	Counterparts

This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts. Each counterpart constitutes an original of this Agreement and all together constitute one agreement.

37.8	No representation or reliance

(a)
Each Party acknowledges that neither Party (nor any person acting on a Party’s behalf) has made any representation or other inducement to it to enter into this Agreement except for representations or inducements expressly set out in this Agreement.

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(b)
Each Party acknowledges and confirms that it does not enter into this Agreement in reliance on any representation or other inducement by or on behalf of the other Party, except for representations or inducements expressly set out in this Agreement.

37.9	Expenses

Except as otherwise provided in this Agreement, each Party must pay its own costs and expenses in connection with negotiating, preparing, executing and performing this Agreement.

37.10	Entire agreement

To the extent permitted by law, in relation to its subject matter this Agreement:

(a)	embodies the entire understanding of the Parties, and constitutes the entire terms agreed by the Parties; and

(b)	supersedes any prior written or other agreement of the Parties.

37.11	Indemnities

(a)	Each indemnity in this Agreement is a continuing obligation, separate and independent from the other obligations of the Parties, and survives termination, completion or expiration of this Agreement.

(b)	It is not necessary for a Party to incur expense or to make any payment before enforcing a right of indemnity conferred by this Agreement.

(c)	A Party must pay on demand any amount it must pay under an indemnity in this Agreement.

37.12	Severance and enforceability

Any provision, or the application of any provision, of this Agreement that is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions of this Agreement in that or any other jurisdiction.

37.13	No merger

The rights and obligations of the Parties under this Agreement do not merge on completion of any transaction under this Agreement, and survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction under this Agreement.

37.14	Power of attorney

(a)
Each attorney who signs this Agreement on behalf of a Party declares that the attorney has no notice from the Party who appointed him that the power of attorney granted to him, under which the attorney signs this Agreement, has been revoked or suspended in any way.

(b)
Each Party represents and warrants to each other that its respective attorney or authorised officer who signs this Agreement on behalf of that Party has been duly authorised by that Party to sign this Agreement on its behalf and that authorisation has not been revoked.

Joint Venture Agreement

37.15	Taxes

Any value added or goods and services taxes (including TVA) that may be imposed by any authorities in connection with the grant of the exploration rights or the subleases pursuant to this Agreement and any registration taxes, imposts, fees and costs in relation to the registration of this Agreement or the Sublease Agreements or the rights created thereunder, will be for the account of and the liability of JV Company and JV Company will indemnify and hold the Permit Holders harmless against any liability for the same, provided that under no circumstances may JV Company be liable or accountable for any capital gains tax or income tax liability of any Permit Holder.

Joint Venture Agreement

Schedule 1 – Exploration Permits and Area of Interest

The Area of Interest within the Exploration Permits described below is set out using graticular block references in Annexure A to this Agreement.

Item	Exploration Permit	Item	Exploration Permit
1.	3432	21.	21064
2.	5394	22.	24864
3.	13064	23.	25605
4.	13811	24.	25606
5.	14619	25.	28340
6.	14620	26.	28346
7.	14622	27.	28347
8.	14623	28.	28348
9.	16747	29.	28349
10.	16753	30.	28352
11.	19003	31.	28353
12.	19851	32.	29020
13.	19932	33.	31734
14.	19934	34.	31735
15.	19935	35.	38323
16.	21059	36.	38324
17.	21060	37.	38325
18.	21061	38.	38392
19.	21062	39.	38469
20.	21063

Joint Venture Agreement

Schedule 2– Industrial Minerals

Vanadium

Lithium

Aggregates

Alunite

Barite

Bentonite

Vermiculite

Carbonatites

Corundum

Dimension stone, other than labradorite

Feldspar, other than labradorite

Fluorspar

Granite

Graphite

Gypsum

Kaolin

Kyanite

Limestone / Dolomite

Marble

Mica

Olivine

Perlite

Phosphate

Potash – Potassium minerals

Pumice

Quartz

Staurolite

Zeolites

Joint Venture Agreement

Schedule 3- Map of Area of Interest

220,000
240,000
260,000
280,000
300,000
MGY permits for Joint Venture
MGY permits not for Joint Venture
Excised permits
MALAGASY
MINERALS LIMITED
EXPLORATION PROJECT
All Permits
kilometres

Joint Venture Agreement

Schedule 4– Net Smelter Return Royalty

The royalty referred to in clause 23(a) of the Agreement is to be calculated and paid by the Payer to a Payee in accordance with this Schedule 4.

S4.1	Definitions

In this Schedule, unless otherwise defined below or the context requires otherwise, expressions defined in the Agreement of which this Schedule forms part have the same meaning as in the Agreement and the following expressions will have the following meanings:

Carried Forward Deduction means the amount of Deductions that exceeds the Gross Revenue in a Quarter, which may then be carried forward and deducted from Gross Revenue in subsequent Quarters.

Deductions means all costs paid or incurred by the Payer, in US dollars or in US Dollar Equivalent, in relation to the sale of Product extracted and recovered from the Mining Area after mining and milling or other initial processing within or adjacent to the Mining Area, and include:

(a)	all costs of smelting and refining and retorting the ore and minerals extracted from the Mining Area, including Penalties for impurities and all umpire charges and other processor deductions;

(b)
all road, sea and rail freight, transportation, security and incidental costs and expenses, including forwarding, shipping, demurrage, delay and insurance costs, incurred between the outer boundary of, or adjacent to, the Mining Area and the point of delivery of the Products into a Refinery, including the cost of transport to and between any Refinery or other places of treatment;

(c)	handling and incidental costs and expenses including agency, banking, assaying, sampling, weighing, loading, unloading, stockpiling and storage;

(d)	actual sales, marketing, representation, agency and brokerage costs in respect of the Product subject to the Royalty;

(e)	administrative and other general overhead costs that are directly attributable and reasonably allocable to the costs set out in paragraphs (a) to (d) above;

(f)	Carried Forward Deductions;

(g)	shipping agency fees;

(h)	bank charges on sales receipts and payments;

(i)	government charges on banking transactions;

(j)
all taxes (excluding taxes based on income) which the Payer may be required to pay or incur as a result of the sale of the Product (but not including any value added or goods and services taxes (including TVA) if subject to an input for credit);

Joint Venture Agreement

(k)
all royalties, duties, levies and charges imposed by a Governmental Agency in respect of the Product, including carbon emission licence fees, charges, fuel excise (net of any fuel tax credits), carbon trading taxes and imposts, value added taxes or energy consumption taxes, in any way connected with the transportation or sale of the Products from the Mining Area; and

(l)
any other incidental charge or expense incurred between the outer boundary of, or adjacent to, the Mining Area up to the point of delivery of the Products into a Refinery, including on-site transport and storage, but does not include any exploration, development, construction, mining, crushing, treatment or concentrating costs incurred by the Payer within or adjacent to the Mining Area.

Exchange Rate means the average of the spot rate of exchange during the relevant period for the purchase of one currency against another currency as set by the usual bank for the Payer or another recognised and reputable banking institution chosen by the Payer, acting reasonably.

Gross Revenue in respect of an expired Quarter means the aggregate of:

(a)
the total amounts actually received by the Payer from the sale of Product to the owner or operator of a Refinery, in US dollars, or in US Dollar Equivalent, (Sales) including the proceeds received from an insurer in the case of loss of, or damage to, the Products (net of any excess paid in respect of that loss),during the expired Quarter, less any refunds, claims or discount, where Sales are effected on an arms-length basis on normal commercial terms; and

(b)
if Sales are effected on any other basis than on an arms-length basis on normal commercial terms, or if Product is disposed of otherwise than by sale (whether immediate or for future delivery) during the expired Quarter, the fair market value of the Product so sold or otherwise disposed of during the expired Quarter in US dollars, or in US Dollar Equivalent, as determined in accordance with paragraph S4.8.

Month means calendar month.

Net Smelter Return means Gross Revenue for the relevant Quarter minus Deductions for that Quarter.

Payee means the party entitled in accordance this Agreement to receive payment of the Royalty.

Payer means Madagascar Development JV Company.

Penalty means a charge made by a Refinery, in addition to normal refining costs, for removing from the Product minerals or other substances where the cost of the removal exceeds the value of those minerals or other substances.

Refinery means a smelter, refinery or other processing facility.

Product means the Payer’s share of any product derived from the processing of Industrial Minerals mined from the Mining Area.

Quarter means the period of three consecutive Months commencing 1 January, 1 April, 1 July or 1 October in any year, other than the first Quarter which commences on the date the Payee become entitled to the Royalty under clause 23(a) of the Agreement and expires on the date immediately preceding the next to occur of 1 January, 1 April, 1 July or 1 October, and Quarterly has the corresponding meaning.

Joint Venture Agreement

Royalty means 2% of the Net Smelter Return.

US Dollar Equivalent means, where sum to which this deed relates is not stated in US dollars, the amount determined by converting the amount in foreign currency into US dollars at the Exchange Rate existing when the relevant revenue was earned or receivable, or the relevant expenditure was incurred, by the Payer.

S4.2	Calculation of Net Smelter Return

The Payer will calculate the Net Smelter Return Quarterly from the date on which Product is first produced from the Mining Area.

S4.3	Reporting

Within 30 days of the end of each Quarter, the Payer will provide the Payee with a statement setting out in reasonable detail the calculation of the Royalty due to the Payee from the Payer for the previous Quarter and any adjustments occasioned by errors in any previous accounting.

S4.4	Time for payment of Royalty

Within 30 days of the end of each Quarter, the Payer must pay to the Payee the Royalty plus or minus any adjustments in accordance with paragraph S4.3.

S4.5	Audits and adjustments

(a)
The Payer’s records that relate to the calculation of the Net Smelter Return and the Royalty for a Quarter shall be open to inspection and review by the Payee’s external auditors for a period of 6 Months after the end of such Quarter, at the Payee’s cost. If not reviewed in that 6 Month period the Royalty payment for that Quarter will be taken to be in full and final satisfaction of the Payer’s obligations in respect of that payment.

(b)
If an audit carried out pursuant to paragraph S4.5(a) (Audit) discloses that the Payer has made an overpayment of the Royalty or has made an underpayment of the Royalty of 5% or less, then the Payee will be responsible for payment of the costs of the Audit and the Payer will (as the case may be):

(i)	deduct the amount of any such overpayment from its next Royalty payment to the Payee; or

(ii)	add the amount of any such underpayment to the next Royalty payment it makes to the Payee.

(c)
If an Audit discloses an underpayment by the Payer of more than 5%, then the costs of the Audit shall be borne by the Payer and the amount of the underpayment will be paid by the Payer to the Payee within 14 days after delivery of the Audit report to the Payer.

Joint Venture Agreement

S4.6	Assignment

(a)
The Payer must not sell, assign or otherwise dispose of or encumber the whole or part of its interest in the Mining Area without first requiring the assignee or other such party to enter into a covenant with the Payee on terms to the satisfaction of the Payee (acting reasonably) binding it to observe and perform all the terms and conditions of these procedures as from the effective date of assignment or encumbrance.

(b)
Subject to the Payer not exercising the Royalty Option in accordance with clause 23(b), the Payee may only assign, sell or otherwise dispose of the whole (but not a part) of its rights and interest in or under the Royalty (Relevant Interest) if it first offers to the Payer the opportunity to acquire the Relevant Interest for consideration equal to that offered by the proposed assignee. If the Payer does not accept the offer within 15 days, the Payee may proceed with the assignment, sale or disposal to the proposed assignee within 90 days and on terms no more favourable to the proposed assignee than those offered to the Payer. If the Payer accepts the offer then settlement of the assignment of the Relevant Interest to the Payer shall occur within 60 days thereafter.

S4.7	Hedging and Disposal of Intermediate Product

(a)
All profits and losses resulting from the Payer engaging in any commodity futures trading, option trading, metals trading, gold loans or any combination thereof, or other hedging or price protection arrangements or mechanisms are excluded from calculations of the Net Smelter Return.

(b)
The Payer must not dispose of, or allow for commingling of, any ore from the Mining Area or any intermediate product unless it has ensured that it has access to all information necessary in order to calculate the Royalty.

S4.8	Reference to expert

(a)
If any dispute or difference arises between the Parties in connection with, the calculation of the Net Smelter Return or the Royalty, the Parties undertake with each other to use all reasonable endeavours, in good faith, to settle the dispute or difference by negotiation.

(b)
If any dispute referred to in paragraph S4.8(a) has not been resolved within a reasonable time of not less than 14 days, either Party may refer the matter in issue to an Independent Expert for determination and clause 32 of the Agreement applies.

Joint Venture Agreement

Executed as an agreement

Executed by Energizer Resources Inc. by its duly authorised representative:

/s/ Kirk McKinnon	/s/ Richard Schler

Signature of Kirk McKinnon Chairman and CEO	Signature of Richard Schler Vice President and CFO

Executed by Malagasy Minerals Limited ACN 121 700 105 in accordance with section 127 of the Corporations Act 2001 (Cth) by or in the presence of:

/s/ Peter Woods	/s/ Max Cozijn

Signature of Director	Signature of Director or Secretary

Name of Director in full	Name of Director or Secretary in full

Executed by Madagascar-ERG Joint Venture (Mauritius) Ltd by its duly authorised representative: /s/ Kirk McKinnon	/s/ Richard Schler

Signature of Kirk McKinnon Chairman	Signature of Richard Schler Director

Annexure A- Area of Interest

Rech result ID	Carte	Numero	P01 Type2	np	Set1 ID	Permit Number	CM_X	CM_Y
139	G61	21062	R	MADA-AUST	17378	21062	225312.5	162812.5
139	G61	21062	R	MADA-AUST	17393	21062	225312.5	163437.5
139	G61	21062	R	MADA-AUST	17394	21062	225312.5	164062.5
139	G61	21062	R	MADA-AUST	17395	21062	225312.5	164687.5
139	G61	21062	R	MADA-AUST	17398	21062	225312.5	165312.5
139	G61	21062	R	MADA-AUST	17382	21062	225312.5	165937.5
139	G61	21062	R	MADA-AUST	17377	21062	225312.5	166562.5
139	G61	21062	R	MADA-AUST	17407	21062	225937.5	162812.5
139	G61	21062	R	MADA-AUST	17397	21062	225937.5	163437.5
139	G61	21062	R	MADA-AUST	17392	21062	225937.5	164062.5
139	G61	21062	R	MADA-AUST	17399	21062	225937.5	164687.5
139	G61	21062	R	MADA-AUST	17379	21062	225937.5	165312.5
139	G61	21062	R	MADA-AUST	17396	21062	225937.5	165937.5
139	G61	21062	R	MADA-AUST	17380	21062	225937.5	166562.5
139	G61	21062	R	MADA-AUST	17400	21062	226562.5	162812.5
139	G61	21062	R	MADA-AUST	17406	21062	226562.5	163437.5
139	G61	21062	R	MADA-AUST	17401	21062	226562.5	164062.5
139	G61	21062	R	MADA-AUST	17402	21062	226562.5	164687.5
139	G61	21062	R	MADA-AUST	17391	21062	226562.5	165312.5
139	G61	21062	R	MADA-AUST	17383	21062	226562.5	165937.5
139	G61	21062	R	MADA-AUST	17376	21062	226562.5	166562.5
139	G61	21062	R	MADA-AUST	17403	21062	227187.5	162812.5
139	G61	21062	R	MADA-AUST	17405	21062	227187.5	163437.5
139	G61	21062	R	MADA-AUST	17404	21062	227187.5	164062.5
139	G61	21062	R	MADA-AUST	17390	21062	227187.5	164687.5
139	G61	21062	R	MADA-AUST	17386	21062	227187.5	165312.5
139	G61	21062	R	MADA-AUST	17387	21062	227187.5	165937.5
139	G61	21062	R	MADA-AUST	17388	21062	227187.5	166562.5
460	G61	38323	R	MADA-AUST	28568	38323	227812.5	162812.5
460	G61	38323	R	MADA-AUST	28558	38323	227812.5	163437.5
460	G61	38323	R	MADA-AUST	28559	38323	227812.5	164062.5
460	G61	38323	R	MADA-AUST	28560	38323	227812.5	164687.5
461	G61	38324	R	MADA-AUST	28577	38324	227812.5	165312.5
461	G61	38324	R	MADA-AUST	28572	38324	227812.5	165937.5
461	G61	38324	R	MADA-AUST	28573	38324	227812.5	166562.5
124	G61	19003	R	MADA-AUST	14233	19003	227812.5	170312.5
124	G61	19003	R	MADA-AUST	14238	19003	227812.5	170937.5
124	G61	19003	R	MADA-AUST	14237	19003	227812.5	171562.5
124	G61	19003	R	MADA-AUST	14236	19003	227812.5	172187.5
460	G61	38323	R	MADA-AUST	28570	38323	228437.5	162812.5
460	G61	38323	R	MADA-AUST	28562	38323	228437.5	163437.5
460	G61	38323	R	MADA-AUST	28563	38323	228437.5	164062.5
460	G61	38323	R	MADA-AUST	28569	38323	228437.5	164687.5
461	G61	38324	R	MADA-AUST	28575	38324	228437.5	165312.5
461	G61	38324	R	MADA-AUST	28576	38324	228437.5	165937.5
461	G61	38324	R	MADA-AUST	28578	38324	228437.5	166562.5
124	G61	19003	R	MADA-AUST	14225	19003	228437.5	170312.5
124	G61	19003	R	MADA-AUST	14234	19003	228437.5	170937.5
124	G61	19003	R	MADA-AUST	14235	19003	228437.5	171562.5

124	G61	19003	R	MADA-AUST	14232	19003	228437.5	172187.5
460	G61	38323	R	MADA-AUST	28555	38323	229062.5	162812.5
460	G61	38323	R	MADA-AUST	28557	38323	229062.5	163437.5
460	G61	38323	R	MADA-AUST	28564	38323	229062.5	164062.5
460	G61	38323	R	MADA-AUST	28565	38323	229062.5	164687.5
461	G61	38324	R	MADA-AUST	28580	38324	229062.5	165312.5
461	G61	38324	R	MADA-AUST	28583	38324	229062.5	165937.5
461	G61	38324	R	MADA-AUST	28581	38324	229062.5	166562.5
124	G61	19003	R	MADA-AUST	14239	19003	229062.5	170312.5
124	G61	19003	R	MADA-AUST	14224	19003	229062.5	170937.5
124	G61	19003	R	MADA-AUST	14231	19003	229062.5	171562.5
124	G61	19003	R	MADA-AUST	14230	19003	229062.5	172187.5
460	G61	38323	R	MADA-AUST	28566	38323	229687.5	162812.5
460	G61	38323	R	MADA-AUST	28567	38323	229687.5	163437.5
460	G61	38323	R	MADA-AUST	28556	38323	229687.5	164062.5
460	G61	38323	R	MADA-AUST	28561	38323	229687.5	164687.5
461	G61	38324	R	MADA-AUST	28582	38324	229687.5	165312.5
461	G61	38324	R	MADA-AUST	28571	38324	229687.5	165937.5
461	G61	38324	R	MADA-AUST	28584	38324	229687.5	166562.5
124	G61	19003	R	MADA-AUST	14229	19003	229687.5	170312.5
124	G61	19003	R	MADA-AUST	14228	19003	229687.5	170937.5
124	G61	19003	R	MADA-AUST	14227	19003	229687.5	171562.5
124	G61	19003	R	MADA-AUST	14226	19003	229687.5	172187.5
136	G61	21059	R	MADA-AUST	17341	21059	230312.5	157812.5
136	G61	21059	R	MADA-AUST	17340	21059	230312.5	158437.5
136	G61	21059	R	MADA-AUST	17339	21059	230312.5	159062.5
136	G61	21059	R	MADA-AUST	17338	21059	230312.5	159687.5
112	G61	16753	R	MADA-AUST	13508	16753	230312.5	160312.5
112	G61	16753	R	MADA-AUST	13497	16753	230312.5	160937.5
112	G61	16753	R	MADA-AUST	13498	16753	230312.5	161562.5
112	G61	16753	R	MADA-AUST	13499	16753	230312.5	162187.5
112	G61	16753	R	MADA-AUST	13512	16753	230312.5	162812.5
112	G61	16753	R	MADA-AUST	13480	16753	230312.5	163437.5
112	G61	16753	R	MADA-AUST	13481	16753	230312.5	164062.5
112	G61	16753	R	MADA-AUST	13495	16753	230312.5	164687.5
112	G61	16753	R	MADA-AUST	13513	16753	230312.5	165312.5
112	G61	16753	R	MADA-AUST	13514	16753	230312.5	165937.5
112	G61	16753	R	MADA-AUST	13515	16753	230312.5	166562.5
138	G61	21061	R	MADA-AUST	17373	21061	230312.5	175312.5
138	G61	21061	R	MADA-AUST	17372	21061	230312.5	175937.5
138	G61	21061	R	MADA-AUST	17375	21061	230312.5	176562.5
138	G61	21061	R	MADA-AUST	17371	21061	230312.5	177187.5
99	G61	14619	R	MADA-AUST	11975	14619	230312.5	180312.5
99	G61	14619	R	MADA-AUST	11981	14619	230312.5	180937.5
99	G61	14619	R	MADA-AUST	11980	14619	230312.5	181562.5
99	G61	14619	R	MADA-AUST	11979	14619	230312.5	182187.5
136	G61	21059	R	MADA-AUST	17337	21059	230937.5	157812.5
136	G61	21059	R	MADA-AUST	17336	21059	230937.5	158437.5
136	G61	21059	R	MADA-AUST	17342	21059	230937.5	159062.5
136	G61	21059	R	MADA-AUST	17335	21059	230937.5	159687.5
112	G61	16753	R	MADA-AUST	13500	16753	230937.5	160312.5
112	G61	16753	R	MADA-AUST	13501	16753	230937.5	160937.5
112	G61	16753	R	MADA-AUST	13502	16753	230937.5	161562.5
112	G61	16753	R	MADA-AUST	13503	16753	230937.5	162187.5

112	G61	16753	R	MADA-AUST	13483	16753	230937.5	162812.5
112	G61	16753	R	MADA-AUST	13472	16753	230937.5	163437.5
112	G61	16753	R	MADA-AUST	13485	16753	230937.5	164062.5
112	G61	16753	R	MADA-AUST	13486	16753	230937.5	164687.5
112	G61	16753	R	MADA-AUST	13517	16753	230937.5	165312.5
112	G61	16753	R	MADA-AUST	13518	16753	230937.5	165937.5
112	G61	16753	R	MADA-AUST	13484	16753	230937.5	166562.5
138	G61	21061	R	MADA-AUST	17368	21061	230937.5	175312.5
138	G61	21061	R	MADA-AUST	17370	21061	230937.5	175937.5
138	G61	21061	R	MADA-AUST	17369	21061	230937.5	176562.5
138	G61	21061	R	MADA-AUST	17360	21061	230937.5	177187.5
99	G61	14619	R	MADA-AUST	11978	14619	230937.5	180312.5
99	G61	14619	R	MADA-AUST	11977	14619	230937.5	180937.5
99	G61	14619	R	MADA-AUST	11976	14619	230937.5	181562.5
99	G61	14619	R	MADA-AUST	11973	14619	230937.5	182187.5
136	G61	21059	R	MADA-AUST	17334	21059	231562.5	157812.5
136	G61	21059	R	MADA-AUST	17333	21059	231562.5	158437.5
136	G61	21059	R	MADA-AUST	17332	21059	231562.5	159062.5
136	G61	21059	R	MADA-AUST	17331	21059	231562.5	159687.5
112	G61	16753	R	MADA-AUST	13504	16753	231562.5	160312.5
112	G61	16753	R	MADA-AUST	13505	16753	231562.5	160937.5
112	G61	16753	R	MADA-AUST	13519	16753	231562.5	161562.5
112	G61	16753	R	MADA-AUST	13507	16753	231562.5	162187.5
112	G61	16753	R	MADA-AUST	13487	16753	231562.5	162812.5
112	G61	16753	R	MADA-AUST	13488	16753	231562.5	163437.5
112	G61	16753	R	MADA-AUST	13489	16753	231562.5	164062.5
112	G61	16753	R	MADA-AUST	13490	16753	231562.5	164687.5
112	G61	16753	R	MADA-AUST	13506	16753	231562.5	165312.5
112	G61	16753	R	MADA-AUST	13473	16753	231562.5	165937.5
112	G61	16753	R	MADA-AUST	13474	16753	231562.5	166562.5
138	G61	21061	R	MADA-AUST	17367	21061	231562.5	175312.5
138	G61	21061	R	MADA-AUST	17374	21061	231562.5	175937.5
138	G61	21061	R	MADA-AUST	17365	21061	231562.5	176562.5
138	G61	21061	R	MADA-AUST	17364	21061	231562.5	177187.5
99	G61	14619	R	MADA-AUST	11983	14619	231562.5	180312.5
99	G61	14619	R	MADA-AUST	11982	14619	231562.5	180937.5
99	G61	14619	R	MADA-AUST	11968	14619	231562.5	181562.5
99	G61	14619	R	MADA-AUST	11969	14619	231562.5	182187.5
136	G61	21059	R	MADA-AUST	17330	21059	232187.5	157812.5
136	G61	21059	R	MADA-AUST	17328	21059	232187.5	158437.5
136	G61	21059	R	MADA-AUST	17329	21059	232187.5	159062.5
136	G61	21059	R	MADA-AUST	17343	21059	232187.5	159687.5
112	G61	16753	R	MADA-AUST	13496	16753	232187.5	160312.5
112	G61	16753	R	MADA-AUST	13509	16753	232187.5	160937.5
112	G61	16753	R	MADA-AUST	13510	16753	232187.5	161562.5
112	G61	16753	R	MADA-AUST	13511	16753	232187.5	162187.5
112	G61	16753	R	MADA-AUST	13491	16753	232187.5	162812.5
112	G61	16753	R	MADA-AUST	13492	16753	232187.5	163437.5
112	G61	16753	R	MADA-AUST	13493	16753	232187.5	164062.5
112	G61	16753	R	MADA-AUST	13494	16753	232187.5	164687.5
112	G61	16753	R	MADA-AUST	13476	16753	232187.5	165312.5
112	G61	16753	R	MADA-AUST	13477	16753	232187.5	165937.5
112	G61	16753	R	MADA-AUST	13478	16753	232187.5	166562.5
138	G61	21061	R	MADA-AUST	17363	21061	232187.5	175312.5

138	G61	21061	R	MADA-AUST	17362	21061	232187.5	175937.5
138	G61	21061	R	MADA-AUST	17361	21061	232187.5	176562.5
138	G61	21061	R	MADA-AUST	17366	21061	232187.5	177187.5
99	G61	14619	R	MADA-AUST	11970	14619	232187.5	180312.5
99	G61	14619	R	MADA-AUST	11971	14619	232187.5	180937.5
99	G61	14619	R	MADA-AUST	11974	14619	232187.5	181562.5
99	G61	14619	R	MADA-AUST	11972	14619	232187.5	182187.5
141	G61	21064	R	MADA-AUST	17451	21064	232812.5	160312.5
141	G61	21064	R	MADA-AUST	17449	21064	232812.5	160937.5
141	G61	21064	R	MADA-AUST	17442	21064	232812.5	161562.5
109	G61	16747	R	MADA-AUST	13397	16747	232812.5	165312.5
109	G61	16747	R	MADA-AUST	13396	16747	232812.5	165937.5
109	G61	16747	R	MADA-AUST	13395	16747	232812.5	166562.5
109	G61	16747	R	MADA-AUST	13393	16747	232812.5	167187.5
109	G61	16747	R	MADA-AUST	13382	16747	232812.5	167812.5
109	G61	16747	R	MADA-AUST	13381	16747	232812.5	168437.5
109	G61	16747	R	MADA-AUST	13380	16747	232812.5	169062.5
109	G61	16747	R	MADA-AUST	13379	16747	232812.5	169687.5
109	G61	16747	R	MADA-AUST	13420	16747	232812.5	170312.5
109	G61	16747	R	MADA-AUST	13421	16747	232812.5	170937.5
109	G61	16747	R	MADA-AUST	13422	16747	232812.5	171562.5
109	G61	16747	R	MADA-AUST	13414	16747	232812.5	172187.5
478	G61	38469	R	MADA-AUST	29160	38469	232812.5	175312.5
478	G61	38469	R	MADA-AUST	29180	38469	232812.5	175937.5
478	G61	38469	R	MADA-AUST	29175	38469	232812.5	176562.5
478	G61	38469	R	MADA-AUST	29174	38469	232812.5	177187.5
478	G61	38469	R	MADA-AUST	29176	38469	232812.5	177812.5
478	G61	38469	R	MADA-AUST	29155	38469	232812.5	178437.5
478	G61	38469	R	MADA-AUST	29156	38469	232812.5	179062.5
478	G61	38469	R	MADA-AUST	29157	38469	232812.5	179687.5
478	G61	38469	R	MADA-AUST	29150	38469	232812.5	180312.5
478	G61	38469	R	MADA-AUST	29151	38469	232812.5	180937.5
478	G61	38469	R	MADA-AUST	29146	38469	232812.5	181562.5
478	G61	38469	R	MADA-AUST	29177	38469	232812.5	182187.5
474	G61	38392	R	MADA-AUST	28958	38392	232812.5	182812.5
474	G61	38392	R	MADA-AUST	28968	38392	232812.5	183437.5
474	G61	38392	R	MADA-AUST	28969	38392	232812.5	184062.5
474	G61	38392	R	MADA-AUST	28960	38392	232812.5	184687.5
141	G61	21064	R	MADA-AUST	17444	21064	233437.5	160312.5
141	G61	21064	R	MADA-AUST	17446	21064	233437.5	160937.5
141	G61	21064	R	MADA-AUST	17447	21064	233437.5	161562.5
141	G61	21064	R	MADA-AUST	17448	21064	233437.5	162187.5
109	G61	16747	R	MADA-AUST	13391	16747	233437.5	165312.5
109	G61	16747	R	MADA-AUST	13390	16747	233437.5	165937.5
109	G61	16747	R	MADA-AUST	13389	16747	233437.5	166562.5
109	G61	16747	R	MADA-AUST	13388	16747	233437.5	167187.5
109	G61	16747	R	MADA-AUST	13378	16747	233437.5	167812.5
109	G61	16747	R	MADA-AUST	13377	16747	233437.5	168437.5
109	G61	16747	R	MADA-AUST	13403	16747	233437.5	169062.5
109	G61	16747	R	MADA-AUST	13405	16747	233437.5	169687.5
109	G61	16747	R	MADA-AUST	13411	16747	233437.5	170312.5
109	G61	16747	R	MADA-AUST	13410	16747	233437.5	170937.5
109	G61	16747	R	MADA-AUST	13409	16747	233437.5	171562.5
109	G61	16747	R	MADA-AUST	13408	16747	233437.5	172187.5

478	G61	38469	R	MADA-AUST	29173	38469	233437.5	175312.5
478	G61	38469	R	MADA-AUST	29172	38469	233437.5	175937.5
478	G61	38469	R	MADA-AUST	29171	38469	233437.5	176562.5
478	G61	38469	R	MADA-AUST	29170	38469	233437.5	177187.5
478	G61	38469	R	MADA-AUST	29158	38469	233437.5	177812.5
478	G61	38469	R	MADA-AUST	29159	38469	233437.5	178437.5
478	G61	38469	R	MADA-AUST	29133	38469	233437.5	179062.5
478	G61	38469	R	MADA-AUST	29152	38469	233437.5	179687.5
478	G61	38469	R	MADA-AUST	29144	38469	233437.5	180312.5
478	G61	38469	R	MADA-AUST	29178	38469	233437.5	180937.5
478	G61	38469	R	MADA-AUST	29143	38469	233437.5	181562.5
478	G61	38469	R	MADA-AUST	29153	38469	233437.5	182187.5
474	G61	38392	R	MADA-AUST	28956	38392	233437.5	182812.5
474	G61	38392	R	MADA-AUST	28957	38392	233437.5	183437.5
474	G61	38392	R	MADA-AUST	28966	38392	233437.5	184062.5
474	G61	38392	R	MADA-AUST	28970	38392	233437.5	184687.5
141	G61	21064	R	MADA-AUST	17455	21064	234062.5	160312.5
141	G61	21064	R	MADA-AUST	17445	21064	234062.5	160937.5
141	G61	21064	R	MADA-AUST	17440	21064	234062.5	161562.5
141	G61	21064	R	MADA-AUST	17441	21064	234062.5	162187.5
109	G61	16747	R	MADA-AUST	13376	16747	234062.5	165312.5
109	G61	16747	R	MADA-AUST	13387	16747	234062.5	165937.5
109	G61	16747	R	MADA-AUST	13398	16747	234062.5	166562.5
109	G61	16747	R	MADA-AUST	13386	16747	234062.5	167187.5
109	G61	16747	R	MADA-AUST	13394	16747	234062.5	167812.5
109	G61	16747	R	MADA-AUST	13423	16747	234062.5	168437.5
109	G61	16747	R	MADA-AUST	13415	16747	234062.5	169062.5
109	G61	16747	R	MADA-AUST	13412	16747	234062.5	169687.5
109	G61	16747	R	MADA-AUST	13407	16747	234062.5	170312.5
109	G61	16747	R	MADA-AUST	13406	16747	234062.5	170937.5
109	G61	16747	R	MADA-AUST	13399	16747	234062.5	171562.5
109	G61	16747	R	MADA-AUST	13404	16747	234062.5	172187.5
478	G61	38469	R	MADA-AUST	29169	38469	234062.5	175312.5
478	G61	38469	R	MADA-AUST	29168	38469	234062.5	175937.5
478	G61	38469	R	MADA-AUST	29167	38469	234062.5	176562.5
478	G61	38469	R	MADA-AUST	29161	38469	234062.5	177187.5
478	G61	38469	R	MADA-AUST	29164	38469	234062.5	177812.5
478	G61	38469	R	MADA-AUST	29179	38469	234062.5	178437.5
478	G61	38469	R	MADA-AUST	29154	38469	234062.5	179062.5
478	G61	38469	R	MADA-AUST	29141	38469	234062.5	179687.5
478	G61	38469	R	MADA-AUST	29140	38469	234062.5	180312.5
478	G61	38469	R	MADA-AUST	29139	38469	234062.5	180937.5
478	G61	38469	R	MADA-AUST	29138	38469	234062.5	181562.5
478	G61	38469	R	MADA-AUST	29137	38469	234062.5	182187.5
474	G61	38392	R	MADA-AUST	28967	38392	234062.5	182812.5
474	G61	38392	R	MADA-AUST	28955	38392	234062.5	183437.5
474	G61	38392	R	MADA-AUST	28961	38392	234062.5	184062.5
474	G61	38392	R	MADA-AUST	28962	38392	234062.5	184687.5
141	G61	21064	R	MADA-AUST	17450	21064	234687.5	160312.5
141	G61	21064	R	MADA-AUST	17454	21064	234687.5	160937.5
141	G61	21064	R	MADA-AUST	17453	21064	234687.5	161562.5
141	G61	21064	R	MADA-AUST	17452	21064	234687.5	162187.5
109	G61	16747	R	MADA-AUST	13384	16747	234687.5	165312.5
109	G61	16747	R	MADA-AUST	13392	16747	234687.5	165937.5

109	G61	16747	R	MADA-AUST	13385	16747	234687.5	166562.5
109	G61	16747	R	MADA-AUST	13383	16747	234687.5	167187.5
109	G61	16747	R	MADA-AUST	13416	16747	234687.5	167812.5
109	G61	16747	R	MADA-AUST	13417	16747	234687.5	168437.5
109	G61	16747	R	MADA-AUST	13418	16747	234687.5	169062.5
109	G61	16747	R	MADA-AUST	13419	16747	234687.5	169687.5
109	G61	16747	R	MADA-AUST	13413	16747	234687.5	170312.5
109	G61	16747	R	MADA-AUST	13402	16747	234687.5	170937.5
109	G61	16747	R	MADA-AUST	13401	16747	234687.5	171562.5
109	G61	16747	R	MADA-AUST	13400	16747	234687.5	172187.5
478	G61	38469	R	MADA-AUST	29165	38469	234687.5	175312.5
478	G61	38469	R	MADA-AUST	29166	38469	234687.5	175937.5
478	G61	38469	R	MADA-AUST	29163	38469	234687.5	176562.5
478	G61	38469	R	MADA-AUST	29162	38469	234687.5	177187.5
478	G61	38469	R	MADA-AUST	29142	38469	234687.5	177812.5
478	G61	38469	R	MADA-AUST	29147	38469	234687.5	178437.5
478	G61	38469	R	MADA-AUST	29148	38469	234687.5	179062.5
478	G61	38469	R	MADA-AUST	29149	38469	234687.5	179687.5
478	G61	38469	R	MADA-AUST	29136	38469	234687.5	180312.5
478	G61	38469	R	MADA-AUST	29135	38469	234687.5	180937.5
478	G61	38469	R	MADA-AUST	29134	38469	234687.5	181562.5
478	G61	38469	R	MADA-AUST	29145	38469	234687.5	182187.5
474	G61	38392	R	MADA-AUST	28963	38392	234687.5	182812.5
474	G61	38392	R	MADA-AUST	28964	38392	234687.5	183437.5
474	G61	38392	R	MADA-AUST	28965	38392	234687.5	184062.5
474	G61	38392	R	MADA-AUST	28959	38392	234687.5	184687.5
140	G61	21063	R	MADA-AUST	17436	21063	235312.5	165312.5
140	G61	21063	R	MADA-AUST	17431	21063	235312.5	165937.5
140	G61	21063	R	MADA-AUST	17430	21063	235312.5	166562.5
140	G61	21063	R	MADA-AUST	17429	21063	235312.5	167187.5
315	G61	28346	R	MAZOTO MINERALS	19431	28346	235312.5	167812.5
315	G61	28346	R	MAZOTO MINERALS	19425	28346	235312.5	168437.5
315	G61	28346	R	MAZOTO MINERALS	19430	28346	235312.5	169062.5
177	G61	25605	R	MADA-AUST	21118	25605	235312.5	180312.5
177	G61	25605	R	MADA-AUST	21104	25605	235312.5	180937.5
177	G61	25605	R	MADA-AUST	21109	25605	235312.5	181562.5
177	G61	25605	R	MADA-AUST	21111	25605	235312.5	182187.5
137	G61	21060	R	MADA-AUST	17355	21060	235312.5	187812.5
137	G61	21060	R	MADA-AUST	17344	21060	235312.5	188437.5
137	G61	21060	R	MADA-AUST	17354	21060	235312.5	189062.5
137	G61	21060	R	MADA-AUST	17358	21060	235312.5	189687.5
140	G61	21063	R	MADA-AUST	17428	21063	235937.5	165312.5
140	G61	21063	R	MADA-AUST	17427	21063	235937.5	165937.5
140	G61	21063	R	MADA-AUST	17426	21063	235937.5	166562.5
140	G61	21063	R	MADA-AUST	17417	21063	235937.5	167187.5
315	G61	28346	R	MAZOTO MINERALS	19428	28346	235937.5	167812.5
315	G61	28346	R	MAZOTO MINERALS	19427	28346	235937.5	168437.5
315	G61	28346	R	MAZOTO MINERALS	19426	28346	235937.5	169062.5
177	G61	25605	R	MADA-AUST	21107	25605	235937.5	180312.5
177	G61	25605	R	MADA-AUST	21106	25605	235937.5	180937.5
177	G61	25605	R	MADA-AUST	21105	25605	235937.5	181562.5
177	G61	25605	R	MADA-AUST	21108	25605	235937.5	182187.5
137	G61	21060	R	MADA-AUST	17353	21060	235937.5	187812.5
137	G61	21060	R	MADA-AUST	17352	21060	235937.5	188437.5

137	G61	21060	R	MADA-AUST	17351	21060	235937.5	189062.5
140	G61	21063	R	MADA-AUST	17424	21063	236562.5	165312.5
140	G61	21063	R	MADA-AUST	17432	21063	236562.5	165937.5
140	G61	21063	R	MADA-AUST	17422	21063	236562.5	166562.5
140	G61	21063	R	MADA-AUST	17421	21063	236562.5	167187.5
315	G61	28346	R	MAZOTO MINERALS	19424	28346	236562.5	167812.5
315	G61	28346	R	MAZOTO MINERALS	19423	28346	236562.5	168437.5
315	G61	28346	R	MAZOTO MINERALS	19422	28346	236562.5	169062.5
177	G61	25605	R	MADA-AUST	21112	25605	236562.5	180312.5
177	G61	25605	R	MADA-AUST	21113	25605	236562.5	180937.5
177	G61	25605	R	MADA-AUST	21119	25605	236562.5	181562.5
177	G61	25605	R	MADA-AUST	21114	25605	236562.5	182187.5
137	G61	21060	R	MADA-AUST	17349	21060	236562.5	187812.5
137	G61	21060	R	MADA-AUST	17359	21060	236562.5	188437.5
137	G61	21060	R	MADA-AUST	17348	21060	236562.5	189062.5
140	G61	21063	R	MADA-AUST	17420	21063	237187.5	165312.5
140	G61	21063	R	MADA-AUST	17418	21063	237187.5	165937.5
140	G61	21063	R	MADA-AUST	17425	21063	237187.5	166562.5
140	G61	21063	R	MADA-AUST	17433	21063	237187.5	167187.5
315	G61	28346	R	MAZOTO MINERALS	19420	28346	237187.5	167812.5
315	G61	28346	R	MAZOTO MINERALS	19419	28346	237187.5	168437.5
315	G61	28346	R	MAZOTO MINERALS	19417	28346	237187.5	169062.5
177	G61	25605	R	MADA-AUST	21110	25605	237187.5	180312.5
177	G61	25605	R	MADA-AUST	21115	25605	237187.5	180937.5
177	G61	25605	R	MADA-AUST	21116	25605	237187.5	181562.5
177	G61	25605	R	MADA-AUST	21117	25605	237187.5	182187.5
137	G61	21060	R	MADA-AUST	17347	21060	237187.5	187812.5
137	G61	21060	R	MADA-AUST	17346	21060	237187.5	188437.5
137	G61	21060	R	MADA-AUST	17345	21060	237187.5	189062.5
140	G61	21063	R	MADA-AUST	17439	21063	237812.5	165312.5
140	G61	21063	R	MADA-AUST	17434	21063	237812.5	165937.5
140	G61	21063	R	MADA-AUST	17435	21063	237812.5	166562.5
140	G61	21063	R	MADA-AUST	17415	21063	237812.5	167187.5
177	G61	25605	R	MADA-AUST	21143	25605	237812.5	175312.5
177	G61	25605	R	MADA-AUST	21142	25605	237812.5	175937.5
177	G61	25605	R	MADA-AUST	21144	25605	237812.5	176562.5
177	G61	25605	R	MADA-AUST	21145	25605	237812.5	177187.5
177	G61	25605	R	MADA-AUST	21156	25605	237812.5	177812.5
177	G61	25605	R	MADA-AUST	21157	25605	237812.5	178437.5
177	G61	25605	R	MADA-AUST	21158	25605	237812.5	179062.5
177	G61	25605	R	MADA-AUST	21159	25605	237812.5	179687.5
177	G61	25605	R	MADA-AUST	21130	25605	237812.5	180312.5
177	G61	25605	R	MADA-AUST	21131	25605	237812.5	180937.5
177	G61	25605	R	MADA-AUST	21132	25605	237812.5	181562.5
177	G61	25605	R	MADA-AUST	21133	25605	237812.5	182187.5
177	G61	25605	R	MADA-AUST	21181	25605	237812.5	182812.5
177	G61	25605	R	MADA-AUST	21182	25605	237812.5	183437.5
177	G61	25605	R	MADA-AUST	21183	25605	237812.5	184062.5
177	G61	25605	R	MADA-AUST	21177	25605	237812.5	184687.5
93	G61	13811	R	MADA-AUST	11641	13811	237812.5	190312.5
93	G61	13811	R	MADA-AUST	11640	13811	237812.5	190937.5
93	G61	13811	R	MADA-AUST	11639	13811	237812.5	191562.5
93	G61	13811	R	MADA-AUST	11638	13811	237812.5	192187.5
140	G61	21063	R	MADA-AUST	17437	21063	238437.5	165312.5

140	G61	21063	R	MADA-AUST	17419	21063	238437.5	165937.5
140	G61	21063	R	MADA-AUST	17438	21063	238437.5	166562.5
140	G61	21063	R	MADA-AUST	17423	21063	238437.5	167187.5
177	G61	25605	R	MADA-AUST	21146	25605	238437.5	175312.5
177	G61	25605	R	MADA-AUST	21147	25605	238437.5	175937.5
177	G61	25605	R	MADA-AUST	21160	25605	238437.5	176562.5
177	G61	25605	R	MADA-AUST	21149	25605	238437.5	177187.5
177	G61	25605	R	MADA-AUST	21150	25605	238437.5	177812.5
177	G61	25605	R	MADA-AUST	21134	25605	238437.5	178437.5
177	G61	25605	R	MADA-AUST	21125	25605	238437.5	179062.5
177	G61	25605	R	MADA-AUST	21126	25605	238437.5	179687.5
177	G61	25605	R	MADA-AUST	21138	25605	238437.5	180312.5
177	G61	25605	R	MADA-AUST	21135	25605	238437.5	180937.5
177	G61	25605	R	MADA-AUST	21137	25605	238437.5	181562.5
177	G61	25605	R	MADA-AUST	21141	25605	238437.5	182187.5
177	G61	25605	R	MADA-AUST	21171	25605	238437.5	182812.5
177	G61	25605	R	MADA-AUST	21170	25605	238437.5	183437.5
177	G61	25605	R	MADA-AUST	21161	25605	238437.5	184062.5
177	G61	25605	R	MADA-AUST	21169	25605	238437.5	184687.5
93	G61	13811	R	MADA-AUST	11637	13811	238437.5	190312.5
93	G61	13811	R	MADA-AUST	11636	13811	238437.5	190937.5
93	G61	13811	R	MADA-AUST	11635	13811	238437.5	191562.5
93	G61	13811	R	MADA-AUST	11634	13811	238437.5	192187.5
140	G61	21063	R	MADA-AUST	17414	21063	239062.5	165312.5
140	G61	21063	R	MADA-AUST	17409	21063	239062.5	165937.5
140	G61	21063	R	MADA-AUST	17410	21063	239062.5	166562.5
140	G61	21063	R	MADA-AUST	17411	21063	239062.5	167187.5
177	G61	25605	R	MADA-AUST	21136	25605	239062.5	175312.5
177	G61	25605	R	MADA-AUST	21139	25605	239062.5	175937.5
177	G61	25605	R	MADA-AUST	21148	25605	239062.5	176562.5
177	G61	25605	R	MADA-AUST	21151	25605	239062.5	177187.5
177	G61	25605	R	MADA-AUST	21124	25605	239062.5	177812.5
177	G61	25605	R	MADA-AUST	21123	25605	239062.5	178437.5
177	G61	25605	R	MADA-AUST	21122	25605	239062.5	179062.5
177	G61	25605	R	MADA-AUST	21121	25605	239062.5	179687.5
177	G61	25605	R	MADA-AUST	21163	25605	239062.5	180312.5
177	G61	25605	R	MADA-AUST	21173	25605	239062.5	180937.5
177	G61	25605	R	MADA-AUST	21174	25605	239062.5	181562.5
177	G61	25605	R	MADA-AUST	21176	25605	239062.5	182187.5
177	G61	25605	R	MADA-AUST	21175	25605	239062.5	182812.5
177	G61	25605	R	MADA-AUST	21162	25605	239062.5	183437.5
177	G61	25605	R	MADA-AUST	21168	25605	239062.5	184062.5
177	G61	25605	R	MADA-AUST	21140	25605	239062.5	184687.5
93	G61	13811	R	MADA-AUST	11633	13811	239062.5	190312.5
93	G61	13811	R	MADA-AUST	11632	13811	239062.5	190937.5
93	G61	13811	R	MADA-AUST	11631	13811	239062.5	191562.5
93	G61	13811	R	MADA-AUST	11617	13811	239062.5	192187.5
140	G61	21063	R	MADA-AUST	17412	21063	239687.5	165312.5
140	G61	21063	R	MADA-AUST	17416	21063	239687.5	165937.5
140	G61	21063	R	MADA-AUST	17413	21063	239687.5	166562.5
140	G61	21063	R	MADA-AUST	17408	21063	239687.5	167187.5
177	G61	25605	R	MADA-AUST	21152	25605	239687.5	175312.5
177	G61	25605	R	MADA-AUST	21153	25605	239687.5	175937.5
177	G61	25605	R	MADA-AUST	21154	25605	239687.5	176562.5

177	G61	25605	R	MADA-AUST	21155	25605	239687.5	177187.5
177	G61	25605	R	MADA-AUST	21120	25605	239687.5	177812.5
177	G61	25605	R	MADA-AUST	21127	25605	239687.5	178437.5
177	G61	25605	R	MADA-AUST	21128	25605	239687.5	179062.5
177	G61	25605	R	MADA-AUST	21129	25605	239687.5	179687.5
177	G61	25605	R	MADA-AUST	21172	25605	239687.5	180312.5
177	G61	25605	R	MADA-AUST	21178	25605	239687.5	180937.5
177	G61	25605	R	MADA-AUST	21179	25605	239687.5	181562.5
177	G61	25605	R	MADA-AUST	21180	25605	239687.5	182187.5
177	G61	25605	R	MADA-AUST	21167	25605	239687.5	182812.5
177	G61	25605	R	MADA-AUST	21166	25605	239687.5	183437.5
177	G61	25605	R	MADA-AUST	21165	25605	239687.5	184062.5
177	G61	25605	R	MADA-AUST	21164	25605	239687.5	184687.5
93	G61	13811	R	MADA-AUST	11629	13811	239687.5	190312.5
93	G61	13811	R	MADA-AUST	11642	13811	239687.5	190937.5
93	G61	13811	R	MADA-AUST	11627	13811	239687.5	191562.5
93	G61	13811	R	MADA-AUST	11626	13811	239687.5	192187.5
32	G61	5394	E	MADA-AUST	4554	5394	240312.5	175312.5
32	G61	5394	E	MADA-AUST	4550	5394	240312.5	175937.5
32	G61	5394	E	MADA-AUST	4543	5394	240312.5	176562.5
32	G61	5394	E	MADA-AUST	4548	5394	240312.5	177187.5
32	G61	5394	E	MADA-AUST	4535	5394	240312.5	177812.5
32	G61	5394	E	MADA-AUST	4534	5394	240312.5	178437.5
32	G61	5394	E	MADA-AUST	4531	5394	240312.5	179062.5
32	G61	5394	E	MADA-AUST	4541	5394	240312.5	179687.5
129	G61	19932	E	MADA-AUST	14445	19932	240312.5	180312.5
129	G61	19932	E	MADA-AUST	14447	19932	240312.5	180937.5
129	G61	19932	E	MADA-AUST	14448	19932	240312.5	181562.5
129	G61	19932	E	MADA-AUST	14449	19932	240312.5	182187.5
129	G61	19932	E	MADA-AUST	14433	19932	240312.5	182812.5
129	G61	19932	E	MADA-AUST	14432	19932	240312.5	183437.5
129	G61	19932	E	MADA-AUST	14431	19932	240312.5	184062.5
129	G61	19932	E	MADA-AUST	14430	19932	240312.5	184687.5
178	G61	25606	R	MADA-AUST	21197	25606	240312.5	185312.5
178	G61	25606	R	MADA-AUST	21196	25606	240312.5	185937.5
178	G61	25606	R	MADA-AUST	21195	25606	240312.5	186562.5
178	G61	25606	R	MADA-AUST	21194	25606	240312.5	187187.5
93	G61	13811	R	MADA-AUST	11655	13811	240312.5	187812.5
93	G61	13811	R	MADA-AUST	11661	13811	240312.5	188437.5
93	G61	13811	R	MADA-AUST	11654	13811	240312.5	189062.5
93	G61	13811	R	MADA-AUST	11643	13811	240312.5	189687.5
93	G61	13811	R	MADA-AUST	11625	13811	240312.5	190312.5
93	G61	13811	R	MADA-AUST	11624	13811	240312.5	190937.5
93	G61	13811	R	MADA-AUST	11623	13811	240312.5	191562.5
93	G61	13811	R	MADA-AUST	11622	13811	240312.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19464	28347	240312.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19463	28347	240312.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19452	28347	240312.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19526	28347	240312.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19495	28347	240312.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19488	28347	240312.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19487	28347	240312.5	199062.5
178	G61	25606	R	MADA-AUST	21192	25606	240937.5	187187.5
93	G61	13811	R	MADA-AUST	11652	13811	240937.5	187812.5

93	G61	13811	R	MADA-AUST	11662	13811	240937.5	188437.5
93	G61	13811	R	MADA-AUST	11650	13811	240937.5	189062.5
93	G61	13811	R	MADA-AUST	11649	13811	240937.5	189687.5
93	G61	13811	R	MADA-AUST	11621	13811	240937.5	190312.5
93	G61	13811	R	MADA-AUST	11651	13811	240937.5	190937.5
93	G61	13811	R	MADA-AUST	11619	13811	240937.5	191562.5
93	G61	13811	R	MADA-AUST	11630	13811	240937.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19461	28347	240937.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19490	28347	240937.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19471	28347	240937.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19459	28347	240937.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19485	28347	240937.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19483	28347	240937.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19472	28347	240937.5	199062.5
178	G61	25606	R	MADA-AUST	21189	25606	241562.5	187187.5
93	G61	13811	R	MADA-AUST	11648	13811	241562.5	187812.5
93	G61	13811	R	MADA-AUST	11647	13811	241562.5	188437.5
93	G61	13811	R	MADA-AUST	11646	13811	241562.5	189062.5
93	G61	13811	R	MADA-AUST	11645	13811	241562.5	189687.5
93	G61	13811	R	MADA-AUST	11628	13811	241562.5	190312.5
93	G61	13811	R	MADA-AUST	11653	13811	241562.5	190937.5
93	G61	13811	R	MADA-AUST	11663	13811	241562.5	191562.5
93	G61	13811	R	MADA-AUST	11660	13811	241562.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19458	28347	241562.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19457	28347	241562.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19456	28347	241562.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19455	28347	241562.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19491	28347	241562.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19479	28347	241562.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19478	28347	241562.5	199062.5
178	G61	25606	R	MADA-AUST	21191	25606	242187.5	187187.5
93	G61	13811	R	MADA-AUST	11616	13811	242187.5	187812.5
93	G61	13811	R	MADA-AUST	11644	13811	242187.5	188437.5
93	G61	13811	R	MADA-AUST	11620	13811	242187.5	189062.5
93	G61	13811	R	MADA-AUST	11618	13811	242187.5	189687.5
93	G61	13811	R	MADA-AUST	11659	13811	242187.5	190312.5
93	G61	13811	R	MADA-AUST	11658	13811	242187.5	190937.5
93	G61	13811	R	MADA-AUST	11657	13811	242187.5	191562.5
93	G61	13811	R	MADA-AUST	11656	13811	242187.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19454	28347	242187.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19453	28347	242187.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19489	28347	242187.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19484	28347	242187.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19476	28347	242187.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19475	28347	242187.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19474	28347	242187.5	199062.5
129	G61	19932	E	MADA-AUST	14457	19932	242812.5	187187.5
17	H60	3432	R	MADA-AUST	2512	3432	242812.5	187812.5
17	H60	3432	R	MADA-AUST	2513	3432	242812.5	188437.5
17	H60	3432	R	MADA-AUST	2514	3432	242812.5	189062.5
316	G60	28347	R	MAZOTO MINERALS	19528	28347	242812.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19531	28347	242812.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19532	28347	242812.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19533	28347	242812.5	197187.5

316	G60	28347	R	MAZOTO MINERALS	19480	28347	242812.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19482	28347	242812.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19510	28347	242812.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19509	28347	242812.5	199687.5
164	G60	24864	R	MADA-AUST	19817	24864	242812.5	200312.5
164	G60	24864	R	MADA-AUST	19815	24864	242812.5	200937.5
164	G60	24864	R	MADA-AUST	19819	24864	242812.5	201562.5
164	G60	24864	R	MADA-AUST	19820	24864	242812.5	202187.5
164	G60	24864	R	MADA-AUST	19787	24864	242812.5	202812.5
164	G60	24864	R	MADA-AUST	19786	24864	242812.5	203437.5
164	G60	24864	R	MADA-AUST	19785	24864	242812.5	204062.5
164	G60	24864	R	MADA-AUST	19777	24864	242812.5	204687.5
164	G60	24864	R	MADA-AUST	19811	24864	242812.5	205312.5
164	G60	24864	R	MADA-AUST	19810	24864	242812.5	205937.5
164	G60	24864	R	MADA-AUST	19809	24864	242812.5	206562.5
164	G60	24864	R	MADA-AUST	19808	24864	242812.5	207187.5
129	G61	19932	E	MADA-AUST	14444	19932	243437.5	187187.5
17	H60	3432	R	MADA-AUST	2516	3432	243437.5	187812.5
17	H60	3432	R	MADA-AUST	2517	3432	243437.5	188437.5
17	H60	3432	R	MADA-AUST	2518	3432	243437.5	189062.5
316	G60	28347	R	MAZOTO MINERALS	19534	28347	243437.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19535	28347	243437.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19536	28347	243437.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19542	28347	243437.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19508	28347	243437.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19507	28347	243437.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19506	28347	243437.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19505	28347	243437.5	199687.5
164	G60	24864	R	MADA-AUST	19821	24864	243437.5	200312.5
164	G60	24864	R	MADA-AUST	19822	24864	243437.5	200937.5
164	G60	24864	R	MADA-AUST	19823	24864	243437.5	201562.5
164	G60	24864	R	MADA-AUST	19818	24864	243437.5	202187.5
164	G60	24864	R	MADA-AUST	19783	24864	243437.5	202812.5
164	G60	24864	R	MADA-AUST	19782	24864	243437.5	203437.5
164	G60	24864	R	MADA-AUST	19781	24864	243437.5	204062.5
164	G60	24864	R	MADA-AUST	19780	24864	243437.5	204687.5
164	G60	24864	R	MADA-AUST	19807	24864	243437.5	205312.5
164	G60	24864	R	MADA-AUST	19806	24864	243437.5	205937.5
164	G60	24864	R	MADA-AUST	19795	24864	243437.5	206562.5
164	G60	24864	R	MADA-AUST	19803	24864	243437.5	207187.5
17	H60	3432	R	MADA-AUST	2520	3432	244062.5	187812.5
17	H60	3432	R	MADA-AUST	2532	3432	244062.5	188437.5
17	H60	3432	R	MADA-AUST	2522	3432	244062.5	189062.5
316	G60	28347	R	MAZOTO MINERALS	19538	28347	244062.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19539	28347	244062.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19540	28347	244062.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19541	28347	244062.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19504	28347	244062.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19503	28347	244062.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19492	28347	244062.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19501	28347	244062.5	199687.5
164	G60	24864	R	MADA-AUST	19804	24864	244062.5	200312.5
164	G60	24864	R	MADA-AUST	19791	24864	244062.5	200937.5
164	G60	24864	R	MADA-AUST	19790	24864	244062.5	201562.5

164	G60	24864	R	MADA-AUST	19802	24864	244062.5	202187.5
164	G60	24864	R	MADA-AUST	19779	24864	244062.5	202812.5
164	G60	24864	R	MADA-AUST	19778	24864	244062.5	203437.5
164	G60	24864	R	MADA-AUST	19784	24864	244062.5	204062.5
164	G60	24864	R	MADA-AUST	19776	24864	244062.5	204687.5
164	G60	24864	R	MADA-AUST	19814	24864	244062.5	205312.5
164	G60	24864	R	MADA-AUST	19793	24864	244062.5	205937.5
164	G60	24864	R	MADA-AUST	19801	24864	244062.5	206562.5
164	G60	24864	R	MADA-AUST	19800	24864	244062.5	207187.5
17	H60	3432	R	MADA-AUST	2526	3432	244687.5	189062.5
316	G60	28347	R	MAZOTO MINERALS	19537	28347	244687.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19544	28347	244687.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19543	28347	244687.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19530	28347	244687.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19511	28347	244687.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19499	28347	244687.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19498	28347	244687.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19497	28347	244687.5	199687.5
164	G60	24864	R	MADA-AUST	19789	24864	244687.5	200312.5
164	G60	24864	R	MADA-AUST	19816	24864	244687.5	200937.5
164	G60	24864	R	MADA-AUST	19794	24864	244687.5	201562.5
164	G60	24864	R	MADA-AUST	19788	24864	244687.5	202187.5
164	G60	24864	R	MADA-AUST	19792	24864	244687.5	202812.5
164	G60	24864	R	MADA-AUST	19805	24864	244687.5	203437.5
164	G60	24864	R	MADA-AUST	19813	24864	244687.5	204062.5
164	G60	24864	R	MADA-AUST	19812	24864	244687.5	204687.5
164	G60	24864	R	MADA-AUST	19799	24864	244687.5	205312.5
164	G60	24864	R	MADA-AUST	19798	24864	244687.5	205937.5
164	G60	24864	R	MADA-AUST	19797	24864	244687.5	206562.5
164	G60	24864	R	MADA-AUST	19796	24864	244687.5	207187.5
17	H60	3432	R	MADA-AUST	2563	3432	245312.5	189687.5
17	H60	3432	R	MADA-AUST	2559	3432	245312.5	190312.5
17	H60	3432	R	MADA-AUST	2576	3432	245312.5	190937.5
17	H60	3432	R	MADA-AUST	2535	3432	245312.5	191562.5
17	H60	3432	R	MADA-AUST	2577	3432	245312.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19518	28347	245312.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19513	28347	245312.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19514	28347	245312.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19515	28347	245312.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19467	28347	245312.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19496	28347	245312.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19473	28347	245312.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19494	28347	245312.5	199687.5
100	G60	14620	R	MADA-AUST	11997	14620	245312.5	200312.5
100	G60	14620	R	MADA-AUST	11996	14620	245312.5	200937.5
100	G60	14620	R	MADA-AUST	11995	14620	245312.5	201562.5
100	G60	14620	R	MADA-AUST	11989	14620	245312.5	202187.5
100	G60	14620	R	MADA-AUST	12021	14620	245312.5	202812.5
100	G60	14620	R	MADA-AUST	12013	14620	245312.5	203437.5
100	G60	14620	R	MADA-AUST	12019	14620	245312.5	204062.5
100	G60	14620	R	MADA-AUST	11990	14620	245312.5	204687.5
100	G60	14620	R	MADA-AUST	12018	14620	245312.5	205312.5
100	G60	14620	R	MADA-AUST	12005	14620	245312.5	205937.5
100	G60	14620	R	MADA-AUST	12000	14620	245312.5	206562.5

100	G60	14620	R	MADA-AUST	12001	14620	245312.5	207187.5
332	G60	29020	R	MADA-AUST	22204	29020	245312.5	207812.5
17	H60	3432	R	MADA-AUST	2580	3432	245937.5	190312.5
17	H60	3432	R	MADA-AUST	2581	3432	245937.5	190937.5
17	H60	3432	R	MADA-AUST	2635	3432	245937.5	191562.5
17	H60	3432	R	MADA-AUST	3957	3432	245937.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19516	28347	245937.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19517	28347	245937.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19527	28347	245937.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19519	28347	245937.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19493	28347	245937.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19502	28347	245937.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19469	28347	245937.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19450	28347	245937.5	199687.5
100	G60	14620	R	MADA-AUST	11994	14620	245937.5	200312.5
100	G60	14620	R	MADA-AUST	11998	14620	245937.5	200937.5
100	G60	14620	R	MADA-AUST	11993	14620	245937.5	201562.5
100	G60	14620	R	MADA-AUST	11992	14620	245937.5	202187.5
100	G60	14620	R	MADA-AUST	12030	14620	245937.5	202812.5
100	G60	14620	R	MADA-AUST	12020	14620	245937.5	203437.5
100	G60	14620	R	MADA-AUST	12015	14620	245937.5	204062.5
100	G60	14620	R	MADA-AUST	12022	14620	245937.5	204687.5
100	G60	14620	R	MADA-AUST	12002	14620	245937.5	205312.5
100	G60	14620	R	MADA-AUST	12003	14620	245937.5	205937.5
100	G60	14620	R	MADA-AUST	12004	14620	245937.5	206562.5
100	G60	14620	R	MADA-AUST	12014	14620	245937.5	207187.5
332	G60	29020	R	MADA-AUST	22191	29020	245937.5	207812.5
332	G60	29020	R	MADA-AUST	22192	29020	245937.5	208437.5
332	G60	29020	R	MADA-AUST	22193	29020	245937.5	209062.5
17	H60	3432	R	MADA-AUST	3703	3432	246562.5	190937.5
17	H60	3432	R	MADA-AUST	3704	3432	246562.5	191562.5
17	H60	3432	R	MADA-AUST	3705	3432	246562.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19512	28347	246562.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19521	28347	246562.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19520	28347	246562.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19522	28347	246562.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19449	28347	246562.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19448	28347	246562.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19447	28347	246562.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19439	28347	246562.5	199687.5
100	G60	14620	R	MADA-AUST	11991	14620	246562.5	200312.5
100	G60	14620	R	MADA-AUST	11987	14620	246562.5	200937.5
100	G60	14620	R	MADA-AUST	11984	14620	246562.5	201562.5
100	G60	14620	R	MADA-AUST	11986	14620	246562.5	202187.5
100	G60	14620	R	MADA-AUST	12028	14620	246562.5	202812.5
100	G60	14620	R	MADA-AUST	12024	14620	246562.5	203437.5
100	G60	14620	R	MADA-AUST	12025	14620	246562.5	204062.5
100	G60	14620	R	MADA-AUST	12026	14620	246562.5	204687.5
100	G60	14620	R	MADA-AUST	12006	14620	246562.5	205312.5
100	G60	14620	R	MADA-AUST	12007	14620	246562.5	205937.5
100	G60	14620	R	MADA-AUST	11999	14620	246562.5	206562.5
100	G60	14620	R	MADA-AUST	12017	14620	246562.5	207187.5
332	G60	29020	R	MADA-AUST	22190	29020	246562.5	207812.5
332	G60	29020	R	MADA-AUST	22180	29020	246562.5	208437.5

332	G60	29020	R	MADA-AUST	22188	29020	246562.5	209062.5
332	G60	29020	R	MADA-AUST	22182	29020	246562.5	209687.5
17	H60	3432	R	MADA-AUST	3681	3432	247187.5	191562.5
17	H60	3432	R	MADA-AUST	3679	3432	247187.5	192187.5
316	G60	28347	R	MAZOTO MINERALS	19529	28347	247187.5	195312.5
316	G60	28347	R	MAZOTO MINERALS	19523	28347	247187.5	195937.5
316	G60	28347	R	MAZOTO MINERALS	19524	28347	247187.5	196562.5
316	G60	28347	R	MAZOTO MINERALS	19525	28347	247187.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19445	28347	247187.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19451	28347	247187.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19443	28347	247187.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19442	28347	247187.5	199687.5
100	G60	14620	R	MADA-AUST	11988	14620	247187.5	200312.5
100	G60	14620	R	MADA-AUST	11985	14620	247187.5	200937.5
100	G60	14620	R	MADA-AUST	12012	14620	247187.5	201562.5
100	G60	14620	R	MADA-AUST	12016	14620	247187.5	202187.5
100	G60	14620	R	MADA-AUST	12027	14620	247187.5	202812.5
100	G60	14620	R	MADA-AUST	12023	14620	247187.5	203437.5
100	G60	14620	R	MADA-AUST	12031	14620	247187.5	204062.5
100	G60	14620	R	MADA-AUST	12029	14620	247187.5	204687.5
100	G60	14620	R	MADA-AUST	12008	14620	247187.5	205312.5
100	G60	14620	R	MADA-AUST	12009	14620	247187.5	205937.5
100	G60	14620	R	MADA-AUST	12010	14620	247187.5	206562.5
100	G60	14620	R	MADA-AUST	12011	14620	247187.5	207187.5
332	G60	29020	R	MADA-AUST	22187	29020	247187.5	207812.5
332	G60	29020	R	MADA-AUST	22194	29020	247187.5	208437.5
332	G60	29020	R	MADA-AUST	22186	29020	247187.5	209062.5
332	G60	29020	R	MADA-AUST	22178	29020	247187.5	209687.5
312	G60	28340	R	MAZOTO MINERALS	19274	28340	247187.5	210312.5
312	G60	28340	R	MAZOTO MINERALS	19300	28340	247187.5	210937.5
17	H60	3432	R	MADA-AUST	3720	3432	247812.5	192187.5
17	H60	3432	R	MADA-AUST	3770	3432	247812.5	192812.5
17	H60	3432	R	MADA-AUST	3771	3432	247812.5	193437.5
17	H60	3432	R	MADA-AUST	3782	3432	247812.5	194062.5
17	H60	3432	R	MADA-AUST	3773	3432	247812.5	194687.5
17	H60	3432	R	MADA-AUST	3651	3432	247812.5	195312.5
17	H60	3432	R	MADA-AUST	3642	3432	247812.5	195937.5
17	H60	3432	R	MADA-AUST	3634	3432	247812.5	196562.5
17	H60	3432	R	MADA-AUST	3644	3432	247812.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19437	28347	247812.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19433	28347	247812.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19434	28347	247812.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19435	28347	247812.5	199687.5
318	G60	28349	R	MAZOTO MINERALS	19576	28349	247812.5	205312.5
318	G60	28349	R	MAZOTO MINERALS	19575	28349	247812.5	205937.5
318	G60	28349	R	MAZOTO MINERALS	19574	28349	247812.5	206562.5
318	G60	28349	R	MAZOTO MINERALS	19573	28349	247812.5	207187.5
132	G60	19935	R	MADA-AUST	14520	19935	247812.5	207812.5
132	G60	19935	R	MADA-AUST	14526	19935	247812.5	208437.5
132	G60	19935	R	MADA-AUST	14525	19935	247812.5	209062.5
132	G60	19935	R	MADA-AUST	14524	19935	247812.5	209687.5
312	G60	28340	R	MAZOTO MINERALS	19310	28340	247812.5	210312.5
312	G60	28340	R	MAZOTO MINERALS	19309	28340	247812.5	210937.5
312	G60	28340	R	MAZOTO MINERALS	19308	28340	247812.5	211562.5

312	G60	28340	R	MAZOTO MINERALS	19307	28340	247812.5	212187.5
17	H60	3432	R	MADA-AUST	3764	3432	248437.5	192812.5
17	H60	3432	R	MADA-AUST	3775	3432	248437.5	193437.5
17	H60	3432	R	MADA-AUST	3701	3432	248437.5	194062.5
17	H60	3432	R	MADA-AUST	3643	3432	248437.5	194687.5
17	H60	3432	R	MADA-AUST	3645	3432	248437.5	195312.5
17	H60	3432	R	MADA-AUST	3646	3432	248437.5	195937.5
17	H60	3432	R	MADA-AUST	3647	3432	248437.5	196562.5
17	H60	3432	R	MADA-AUST	3648	3432	248437.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19436	28347	248437.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19441	28347	248437.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19438	28347	248437.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19440	28347	248437.5	199687.5
318	G60	28349	R	MAZOTO MINERALS	19572	28349	248437.5	205312.5
318	G60	28349	R	MAZOTO MINERALS	19571	28349	248437.5	205937.5
318	G60	28349	R	MAZOTO MINERALS	19570	28349	248437.5	206562.5
318	G60	28349	R	MAZOTO MINERALS	19569	28349	248437.5	207187.5
132	G60	19935	R	MADA-AUST	14523	19935	248437.5	207812.5
132	G60	19935	R	MADA-AUST	14522	19935	248437.5	208437.5
132	G60	19935	R	MADA-AUST	14521	19935	248437.5	209062.5
132	G60	19935	R	MADA-AUST	14513	19935	248437.5	209687.5
312	G60	28340	R	MAZOTO MINERALS	19306	28340	248437.5	210312.5
312	G60	28340	R	MAZOTO MINERALS	19305	28340	248437.5	210937.5
312	G60	28340	R	MAZOTO MINERALS	19304	28340	248437.5	211562.5
312	G60	28340	R	MAZOTO MINERALS	19303	28340	248437.5	212187.5
312	G60	28340	R	MAZOTO MINERALS	19336	28340	248437.5	212812.5
17	H60	3432	R	MADA-AUST	3660	3432	249062.5	193437.5
17	H60	3432	R	MADA-AUST	3635	3432	249062.5	194062.5
17	H60	3432	R	MADA-AUST	3636	3432	249062.5	194687.5
17	H60	3432	R	MADA-AUST	3649	3432	249062.5	195312.5
17	H60	3432	R	MADA-AUST	3650	3432	249062.5	195937.5
17	H60	3432	R	MADA-AUST	3672	3432	249062.5	196562.5
17	H60	3432	R	MADA-AUST	3700	3432	249062.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19444	28347	249062.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19462	28347	249062.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19470	28347	249062.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19460	28347	249062.5	199687.5
318	G60	28349	R	MAZOTO MINERALS	19561	28349	249062.5	205312.5
318	G60	28349	R	MAZOTO MINERALS	19562	28349	249062.5	205937.5
318	G60	28349	R	MAZOTO MINERALS	19563	28349	249062.5	206562.5
318	G60	28349	R	MAZOTO MINERALS	19564	28349	249062.5	207187.5
132	G60	19935	R	MADA-AUST	14519	19935	249062.5	207812.5
132	G60	19935	R	MADA-AUST	14527	19935	249062.5	208437.5
132	G60	19935	R	MADA-AUST	14517	19935	249062.5	209062.5
132	G60	19935	R	MADA-AUST	14516	19935	249062.5	209687.5
312	G60	28340	R	MAZOTO MINERALS	19292	28340	249062.5	210312.5
312	G60	28340	R	MAZOTO MINERALS	19301	28340	249062.5	210937.5
312	G60	28340	R	MAZOTO MINERALS	19311	28340	249062.5	211562.5
312	G60	28340	R	MAZOTO MINERALS	19299	28340	249062.5	212187.5
312	G60	28340	R	MAZOTO MINERALS	19302	28340	249062.5	212812.5
312	G60	28340	R	MAZOTO MINERALS	19273	28340	249062.5	213437.5
312	G60	28340	R	MAZOTO MINERALS	19313	28340	249062.5	214062.5
17	H60	3432	R	MADA-AUST	3639	3432	249687.5	194062.5
17	H60	3432	R	MADA-AUST	3640	3432	249687.5	194687.5

17	H60	3432	R	MADA-AUST	3669	3432	249687.5	195312.5
17	H60	3432	R	MADA-AUST	3692	3432	249687.5	195937.5
17	H60	3432	R	MADA-AUST	3693	3432	249687.5	196562.5
17	H60	3432	R	MADA-AUST	3694	3432	249687.5	197187.5
316	G60	28347	R	MAZOTO MINERALS	19468	28347	249687.5	197812.5
316	G60	28347	R	MAZOTO MINERALS	19446	28347	249687.5	198437.5
316	G60	28347	R	MAZOTO MINERALS	19466	28347	249687.5	199062.5
316	G60	28347	R	MAZOTO MINERALS	19465	28347	249687.5	199687.5
318	G60	28349	R	MAZOTO MINERALS	19565	28349	249687.5	205312.5
318	G60	28349	R	MAZOTO MINERALS	19566	28349	249687.5	205937.5
318	G60	28349	R	MAZOTO MINERALS	19567	28349	249687.5	206562.5
318	G60	28349	R	MAZOTO MINERALS	19568	28349	249687.5	207187.5
132	G60	19935	R	MADA-AUST	14515	19935	249687.5	207812.5
132	G60	19935	R	MADA-AUST	14518	19935	249687.5	208437.5
132	G60	19935	R	MADA-AUST	14514	19935	249687.5	209062.5
132	G60	19935	R	MADA-AUST	14512	19935	249687.5	209687.5
312	G60	28340	R	MAZOTO MINERALS	19298	28340	249687.5	210312.5
312	G60	28340	R	MAZOTO MINERALS	19297	28340	249687.5	210937.5
312	G60	28340	R	MAZOTO MINERALS	19296	28340	249687.5	211562.5
312	G60	28340	R	MAZOTO MINERALS	19295	28340	249687.5	212187.5
312	G60	28340	R	MAZOTO MINERALS	19288	28340	249687.5	212812.5
17	H60	3432	R	MADA-AUST	3750	3432	250312.5	194687.5
17	H60	3432	R	MADA-AUST	3609	3432	250312.5	195312.5
17	H60	3432	R	MADA-AUST	3608	3432	250312.5	195937.5
17	H60	3432	R	MADA-AUST	3607	3432	250312.5	196562.5
17	H60	3432	R	MADA-AUST	3597	3432	250312.5	197187.5
17	H60	3432	R	MADA-AUST	3667	3432	250312.5	197812.5
17	H60	3432	R	MADA-AUST	3666	3432	250312.5	198437.5
17	H60	3432	R	MADA-AUST	3665	3432	250312.5	199062.5
17	H60	3432	R	MADA-AUST	3664	3432	250312.5	199687.5
17	H60	3432	R	MADA-AUST	3613	3432	250312.5	200312.5
17	H60	3432	R	MADA-AUST	4050	3432	250312.5	200937.5
17	H60	3432	R	MADA-AUST	4066	3432	250312.5	201562.5
17	H60	3432	R	MADA-AUST	4065	3432	250312.5	202187.5
86	G60	13064	R	MADA-AUST	8930	13064	250312.5	202812.5
86	G60	13064	R	MADA-AUST	8943	13064	250312.5	203437.5
86	G60	13064	R	MADA-AUST	8942	13064	250312.5	204062.5
86	G60	13064	R	MADA-AUST	8941	13064	250312.5	204687.5
86	G60	13064	R	MADA-AUST	8951	13064	250312.5	205312.5
86	G60	13064	R	MADA-AUST	8935	13064	250312.5	205937.5
86	G60	13064	R	MADA-AUST	8937	13064	250312.5	206562.5
86	G60	13064	R	MADA-AUST	8959	13064	250312.5	207187.5
86	G60	13064	R	MADA-AUST	8952	13064	250312.5	207812.5
86	G60	13064	R	MADA-AUST	8962	13064	250312.5	208437.5
86	G60	13064	R	MADA-AUST	8963	13064	250312.5	209062.5
86	G60	13064	R	MADA-AUST	8964	13064	250312.5	209687.5
131	G60	19934	R	MADA-AUST	14497	19934	250312.5	210312.5
131	G60	19934	R	MADA-AUST	14498	19934	250312.5	210937.5
131	G60	19934	R	MADA-AUST	14499	19934	250312.5	211562.5
131	G60	19934	R	MADA-AUST	14500	19934	250312.5	212187.5
320	G60	28353	R	MAZOTO MINERALS	19728	28353	250312.5	217812.5
320	G60	28353	R	MAZOTO MINERALS	19729	28353	250312.5	218437.5
17	H60	3432	R	MADA-AUST	3605	3432	250937.5	195312.5
17	H60	3432	R	MADA-AUST	3614	3432	250937.5	195937.5

17	H60	3432	R	MADA-AUST	3603	3432	250937.5	196562.5
17	H60	3432	R	MADA-AUST	3602	3432	250937.5	197187.5
17	H60	3432	R	MADA-AUST	3663	3432	250937.5	197812.5
17	H60	3432	R	MADA-AUST	3652	3432	250937.5	198437.5
17	H60	3432	R	MADA-AUST	3661	3432	250937.5	199062.5
17	H60	3432	R	MADA-AUST	3915	3432	250937.5	199687.5
17	H60	3432	R	MADA-AUST	4064	3432	250937.5	200312.5
17	H60	3432	R	MADA-AUST	4063	3432	250937.5	200937.5
17	H60	3432	R	MADA-AUST	4062	3432	250937.5	201562.5
17	H60	3432	R	MADA-AUST	4061	3432	250937.5	202187.5
86	G60	13064	R	MADA-AUST	8940	13064	250937.5	202812.5
86	G60	13064	R	MADA-AUST	8939	13064	250937.5	203437.5
86	G60	13064	R	MADA-AUST	8938	13064	250937.5	204062.5
86	G60	13064	R	MADA-AUST	8929	13064	250937.5	204687.5
86	G60	13064	R	MADA-AUST	8958	13064	250937.5	205312.5
86	G60	13064	R	MADA-AUST	8957	13064	250937.5	205937.5
86	G60	13064	R	MADA-AUST	8946	13064	250937.5	206562.5
86	G60	13064	R	MADA-AUST	8947	13064	250937.5	207187.5
86	G60	13064	R	MADA-AUST	8965	13064	250937.5	207812.5
86	G60	13064	R	MADA-AUST	8966	13064	250937.5	208437.5
86	G60	13064	R	MADA-AUST	8950	13064	250937.5	209062.5
86	G60	13064	R	MADA-AUST	8968	13064	250937.5	209687.5
131	G60	19934	R	MADA-AUST	14501	19934	250937.5	210312.5
131	G60	19934	R	MADA-AUST	14511	19934	250937.5	210937.5
131	G60	19934	R	MADA-AUST	14502	19934	250937.5	211562.5
131	G60	19934	R	MADA-AUST	14496	19934	250937.5	212187.5
320	G60	28353	R	MAZOTO MINERALS	19732	28353	250937.5	217812.5
320	G60	28353	R	MAZOTO MINERALS	19721	28353	250937.5	218437.5
320	G60	28353	R	MAZOTO MINERALS	19734	28353	250937.5	219062.5
320	G60	28353	R	MAZOTO MINERALS	19735	28353	250937.5	219687.5
320	G60	28353	R	MAZOTO MINERALS	19762	28353	250937.5	220312.5
17	H60	3432	R	MADA-AUST	3600	3432	251562.5	195937.5
17	H60	3432	R	MADA-AUST	3599	3432	251562.5	196562.5
17	H60	3432	R	MADA-AUST	3598	3432	251562.5	197187.5
17	H60	3432	R	MADA-AUST	3659	3432	251562.5	197812.5
17	H60	3432	R	MADA-AUST	3837	3432	251562.5	198437.5
17	H60	3432	R	MADA-AUST	3658	3432	251562.5	199062.5
17	H60	3432	R	MADA-AUST	3657	3432	251562.5	199687.5
17	H60	3432	R	MADA-AUST	4051	3432	251562.5	200312.5
17	H60	3432	R	MADA-AUST	4059	3432	251562.5	200937.5
17	H60	3432	R	MADA-AUST	4067	3432	251562.5	201562.5
17	H60	3432	R	MADA-AUST	4057	3432	251562.5	202187.5
86	G60	13064	R	MADA-AUST	8953	13064	251562.5	202812.5
86	G60	13064	R	MADA-AUST	8936	13064	251562.5	203437.5
86	G60	13064	R	MADA-AUST	8961	13064	251562.5	204062.5
86	G60	13064	R	MADA-AUST	8944	13064	251562.5	204687.5
86	G60	13064	R	MADA-AUST	8948	13064	251562.5	205312.5
86	G60	13064	R	MADA-AUST	8949	13064	251562.5	205937.5
86	G60	13064	R	MADA-AUST	8960	13064	251562.5	206562.5
86	G60	13064	R	MADA-AUST	8945	13064	251562.5	207187.5
86	G60	13064	R	MADA-AUST	8928	13064	251562.5	207812.5
86	G60	13064	R	MADA-AUST	8969	13064	251562.5	208437.5
86	G60	13064	R	MADA-AUST	8970	13064	251562.5	209062.5
86	G60	13064	R	MADA-AUST	8971	13064	251562.5	209687.5

131	G60	19934	R	MADA-AUST	14503	19934	251562.5	210312.5
131	G60	19934	R	MADA-AUST	14504	19934	251562.5	210937.5
131	G60	19934	R	MADA-AUST	14505	19934	251562.5	211562.5
131	G60	19934	R	MADA-AUST	14506	19934	251562.5	212187.5
320	G60	28353	R	MAZOTO MINERALS	19736	28353	251562.5	217812.5
320	G60	28353	R	MAZOTO MINERALS	19737	28353	251562.5	218437.5
320	G60	28353	R	MAZOTO MINERALS	19738	28353	251562.5	219062.5
320	G60	28353	R	MAZOTO MINERALS	19739	28353	251562.5	219687.5
320	G60	28353	R	MAZOTO MINERALS	19752	28353	251562.5	220312.5
320	G60	28353	R	MAZOTO MINERALS	19731	28353	251562.5	220937.5
320	G60	28353	R	MAZOTO MINERALS	19722	28353	251562.5	221562.5
320	G60	28353	R	MAZOTO MINERALS	19723	28353	251562.5	222187.5
17	H60	3432	R	MADA-AUST	3668	3432	252187.5	197187.5
17	H60	3432	R	MADA-AUST	3656	3432	252187.5	197812.5
17	H60	3432	R	MADA-AUST	3655	3432	252187.5	198437.5
17	H60	3432	R	MADA-AUST	3654	3432	252187.5	199062.5
17	H60	3432	R	MADA-AUST	3653	3432	252187.5	199687.5
17	H60	3432	R	MADA-AUST	4056	3432	252187.5	200312.5
17	H60	3432	R	MADA-AUST	4055	3432	252187.5	200937.5
17	H60	3432	R	MADA-AUST	4054	3432	252187.5	201562.5
17	H60	3432	R	MADA-AUST	4053	3432	252187.5	202187.5
86	G60	13064	R	MADA-AUST	8934	13064	252187.5	202812.5
86	G60	13064	R	MADA-AUST	8933	13064	252187.5	203437.5
86	G60	13064	R	MADA-AUST	8932	13064	252187.5	204062.5
86	G60	13064	R	MADA-AUST	8931	13064	252187.5	204687.5
86	G60	13064	R	MADA-AUST	8954	13064	252187.5	205312.5
86	G60	13064	R	MADA-AUST	8955	13064	252187.5	205937.5
86	G60	13064	R	MADA-AUST	8956	13064	252187.5	206562.5
86	G60	13064	R	MADA-AUST	8967	13064	252187.5	207187.5
86	G60	13064	R	MADA-AUST	8972	13064	252187.5	207812.5
86	G60	13064	R	MADA-AUST	8973	13064	252187.5	208437.5
86	G60	13064	R	MADA-AUST	8974	13064	252187.5	209062.5
86	G60	13064	R	MADA-AUST	8975	13064	252187.5	209687.5
131	G60	19934	R	MADA-AUST	14507	19934	252187.5	210312.5
131	G60	19934	R	MADA-AUST	14508	19934	252187.5	210937.5
131	G60	19934	R	MADA-AUST	14509	19934	252187.5	211562.5
131	G60	19934	R	MADA-AUST	14510	19934	252187.5	212187.5
320	G60	28353	R	MAZOTO MINERALS	19733	28353	252187.5	217812.5
320	G60	28353	R	MAZOTO MINERALS	19740	28353	252187.5	218437.5
320	G60	28353	R	MAZOTO MINERALS	19746	28353	252187.5	219062.5
320	G60	28353	R	MAZOTO MINERALS	19741	28353	252187.5	219687.5
320	G60	28353	R	MAZOTO MINERALS	19724	28353	252187.5	220312.5
320	G60	28353	R	MAZOTO MINERALS	19725	28353	252187.5	220937.5
320	G60	28353	R	MAZOTO MINERALS	19726	28353	252187.5	221562.5
320	G60	28353	R	MAZOTO MINERALS	19727	28353	252187.5	222187.5
320	G60	28353	R	MAZOTO MINERALS	19756	28353	252187.5	222812.5
320	G60	28353	R	MAZOTO MINERALS	19761	28353	252187.5	223437.5
320	G60	28353	R	MAZOTO MINERALS	19768	28353	252187.5	224062.5
17	H60	3432	R	MADA-AUST	4019	3432	252812.5	198437.5
17	H60	3432	R	MADA-AUST	4018	3432	252812.5	199062.5
17	H60	3432	R	MADA-AUST	4017	3432	252812.5	199687.5
17	H60	3432	R	MADA-AUST	4039	3432	252812.5	200312.5
17	H60	3432	R	MADA-AUST	4038	3432	252812.5	200937.5
17	H60	3432	R	MADA-AUST	4037	3432	252812.5	201562.5

17	H60	3432	R	MADA-AUST	4036	3432	252812.5	202187.5
17	H60	3432	R	MADA-AUST	4130	3432	252812.5	202812.5
17	H60	3432	R	MADA-AUST	4139	3432	252812.5	203437.5
17	H60	3432	R	MADA-AUST	4128	3432	252812.5	204062.5
17	H60	3432	R	MADA-AUST	4127	3432	252812.5	204687.5
17	H60	3432	R	MADA-AUST	4149	3432	252812.5	205312.5
17	H60	3432	R	MADA-AUST	4140	3432	252812.5	205937.5
17	H60	3432	R	MADA-AUST	4148	3432	252812.5	206562.5
17	H60	3432	R	MADA-AUST	4156	3432	252812.5	207187.5
317	G60	28348	R	MAZOTO MINERALS	19558	28348	252812.5	207812.5
317	G60	28348	R	MAZOTO MINERALS	19557	28348	252812.5	208437.5
317	G60	28348	R	MAZOTO MINERALS	19551	28348	252812.5	209062.5
317	G60	28348	R	MAZOTO MINERALS	19556	28348	252812.5	209687.5
127	G60	19851	R	MADA-AUST	14345	19851	252812.5	210312.5
127	G60	19851	R	MADA-AUST	14337	19851	252812.5	210937.5
127	G60	19851	R	MADA-AUST	14338	19851	252812.5	211562.5
127	G60	19851	R	MADA-AUST	14339	19851	252812.5	212187.5
127	G60	19851	R	MADA-AUST	14335	19851	252812.5	212812.5
127	G60	19851	R	MADA-AUST	14343	19851	252812.5	213437.5
127	G60	19851	R	MADA-AUST	14333	19851	252812.5	214062.5
127	G60	19851	R	MADA-AUST	14332	19851	252812.5	214687.5
101	G60	14622	R	MADA-AUST	12053	14622	252812.5	215312.5
101	G60	14622	R	MADA-AUST	12054	14622	252812.5	215937.5
101	G60	14622	R	MADA-AUST	12055	14622	252812.5	216562.5
101	G60	14622	R	MADA-AUST	12050	14622	252812.5	217187.5
101	G60	14622	R	MADA-AUST	12069	14622	252812.5	217812.5
101	G60	14622	R	MADA-AUST	12070	14622	252812.5	218437.5
101	G60	14622	R	MADA-AUST	12062	14622	252812.5	219062.5
101	G60	14622	R	MADA-AUST	12049	14622	252812.5	219687.5
101	G60	14622	R	MADA-AUST	12042	14622	252812.5	220312.5
101	G60	14622	R	MADA-AUST	12043	14622	252812.5	220937.5
101	G60	14622	R	MADA-AUST	12044	14622	252812.5	221562.5
101	G60	14622	R	MADA-AUST	12045	14622	252812.5	222187.5
101	G60	14622	R	MADA-AUST	12095	14622	252812.5	222812.5
101	G60	14622	R	MADA-AUST	12093	14622	252812.5	223437.5
101	G60	14622	R	MADA-AUST	12094	14622	252812.5	224062.5
101	G60	14622	R	MADA-AUST	12090	14622	252812.5	224687.5
320	G60	28353	R	MAZOTO MINERALS	19676	28353	252812.5	225312.5
320	G60	28353	R	MAZOTO MINERALS	19675	28353	252812.5	225937.5
17	H60	3432	R	MADA-AUST	4035	3432	253437.5	200312.5
17	H60	3432	R	MADA-AUST	4034	3432	253437.5	200937.5
17	H60	3432	R	MADA-AUST	4031	3432	253437.5	201562.5
17	H60	3432	R	MADA-AUST	4096	3432	253437.5	202187.5
17	H60	3432	R	MADA-AUST	4126	3432	253437.5	202812.5
17	H60	3432	R	MADA-AUST	4125	3432	253437.5	203437.5
17	H60	3432	R	MADA-AUST	4124	3432	253437.5	204062.5
17	H60	3432	R	MADA-AUST	4147	3432	253437.5	204687.5
17	H60	3432	R	MADA-AUST	4146	3432	253437.5	205312.5
17	H60	3432	R	MADA-AUST	4145	3432	253437.5	205937.5
17	H60	3432	R	MADA-AUST	4144	3432	253437.5	206562.5
17	H60	3432	R	MADA-AUST	4143	3432	253437.5	207187.5
317	G60	28348	R	MAZOTO MINERALS	19560	28348	253437.5	207812.5
317	G60	28348	R	MAZOTO MINERALS	19555	28348	253437.5	208437.5
317	G60	28348	R	MAZOTO MINERALS	19554	28348	253437.5	209062.5

317	G60	28348	R	MAZOTO MINERALS	19553	28348	253437.5	209687.5
127	G60	19851	R	MADA-AUST	14340	19851	253437.5	210312.5
127	G60	19851	R	MADA-AUST	14341	19851	253437.5	210937.5
127	G60	19851	R	MADA-AUST	14342	19851	253437.5	211562.5
127	G60	19851	R	MADA-AUST	14344	19851	253437.5	212187.5
127	G60	19851	R	MADA-AUST	14331	19851	253437.5	212812.5
127	G60	19851	R	MADA-AUST	14330	19851	253437.5	213437.5
127	G60	19851	R	MADA-AUST	14334	19851	253437.5	214062.5
127	G60	19851	R	MADA-AUST	14329	19851	253437.5	214687.5
101	G60	14622	R	MADA-AUST	12056	14622	253437.5	215312.5
101	G60	14622	R	MADA-AUST	12060	14622	253437.5	215937.5
101	G60	14622	R	MADA-AUST	12057	14622	253437.5	216562.5
101	G60	14622	R	MADA-AUST	12058	14622	253437.5	217187.5
101	G60	14622	R	MADA-AUST	12039	14622	253437.5	217812.5
101	G60	14622	R	MADA-AUST	12038	14622	253437.5	218437.5
101	G60	14622	R	MADA-AUST	12073	14622	253437.5	219062.5
101	G60	14622	R	MADA-AUST	12036	14622	253437.5	219687.5
101	G60	14622	R	MADA-AUST	12046	14622	253437.5	220312.5
101	G60	14622	R	MADA-AUST	12051	14622	253437.5	220937.5
101	G60	14622	R	MADA-AUST	12047	14622	253437.5	221562.5
101	G60	14622	R	MADA-AUST	12048	14622	253437.5	222187.5
101	G60	14622	R	MADA-AUST	12084	14622	253437.5	222812.5
101	G60	14622	R	MADA-AUST	12083	14622	253437.5	223437.5
101	G60	14622	R	MADA-AUST	12082	14622	253437.5	224062.5
101	G60	14622	R	MADA-AUST	12081	14622	253437.5	224687.5
320	G60	28353	R	MAZOTO MINERALS	19680	28353	253437.5	225312.5
320	G60	28353	R	MAZOTO MINERALS	19684	28353	253437.5	225937.5
320	G60	28353	R	MAZOTO MINERALS	19685	28353	253437.5	226562.5
320	G60	28353	R	MAZOTO MINERALS	19686	28353	253437.5	227187.5
320	G60	28353	R	MAZOTO MINERALS	19702	28353	253437.5	227812.5
17	H60	3432	R	MADA-AUST	4136	3432	254062.5	201562.5
17	H60	3432	R	MADA-AUST	4135	3432	254062.5	202187.5
17	H60	3432	R	MADA-AUST	4129	3432	254062.5	202812.5
17	H60	3432	R	MADA-AUST	4131	3432	254062.5	203437.5
17	H60	3432	R	MADA-AUST	4155	3432	254062.5	204062.5
17	H60	3432	R	MADA-AUST	4154	3432	254062.5	204687.5
17	H60	3432	R	MADA-AUST	4142	3432	254062.5	205312.5
17	H60	3432	R	MADA-AUST	4141	3432	254062.5	205937.5
17	H60	3432	R	MADA-AUST	4113	3432	254062.5	206562.5
17	H60	3432	R	MADA-AUST	4087	3432	254062.5	207187.5
317	G60	28348	R	MAZOTO MINERALS	19559	28348	254062.5	207812.5
317	G60	28348	R	MAZOTO MINERALS	19550	28348	254062.5	208437.5
317	G60	28348	R	MAZOTO MINERALS	19545	28348	254062.5	209062.5
317	G60	28348	R	MAZOTO MINERALS	19546	28348	254062.5	209687.5
127	G60	19851	R	MADA-AUST	14336	19851	254062.5	210312.5
127	G60	19851	R	MADA-AUST	14346	19851	254062.5	210937.5
127	G60	19851	R	MADA-AUST	14347	19851	254062.5	211562.5
127	G60	19851	R	MADA-AUST	14348	19851	254062.5	212187.5
127	G60	19851	R	MADA-AUST	14320	19851	254062.5	212812.5
127	G60	19851	R	MADA-AUST	14328	19851	254062.5	213437.5
127	G60	19851	R	MADA-AUST	14327	19851	254062.5	214062.5
127	G60	19851	R	MADA-AUST	14326	19851	254062.5	214687.5
101	G60	14622	R	MADA-AUST	12059	14622	254062.5	215312.5
101	G60	14622	R	MADA-AUST	12071	14622	254062.5	215937.5

101	G60	14622	R	MADA-AUST	12061	14622	254062.5	216562.5
101	G60	14622	R	MADA-AUST	12052	14622	254062.5	217187.5
101	G60	14622	R	MADA-AUST	12037	14622	254062.5	217812.5
101	G60	14622	R	MADA-AUST	12040	14622	254062.5	218437.5
101	G60	14622	R	MADA-AUST	12035	14622	254062.5	219062.5
101	G60	14622	R	MADA-AUST	12034	14622	254062.5	219687.5
101	G60	14622	R	MADA-AUST	12032	14622	254062.5	220312.5
101	G60	14622	R	MADA-AUST	12074	14622	254062.5	220937.5
101	G60	14622	R	MADA-AUST	12086	14622	254062.5	221562.5
101	G60	14622	R	MADA-AUST	12087	14622	254062.5	222187.5
101	G60	14622	R	MADA-AUST	12072	14622	254062.5	222812.5
101	G60	14622	R	MADA-AUST	12080	14622	254062.5	223437.5
101	G60	14622	R	MADA-AUST	12088	14622	254062.5	224062.5
101	G60	14622	R	MADA-AUST	12079	14622	254062.5	224687.5
320	G60	28353	R	MAZOTO MINERALS	19687	28353	254062.5	225312.5
320	G60	28353	R	MAZOTO MINERALS	19688	28353	254062.5	225937.5
320	G60	28353	R	MAZOTO MINERALS	19696	28353	254062.5	226562.5
320	G60	28353	R	MAZOTO MINERALS	19689	28353	254062.5	227187.5
320	G60	28353	R	MAZOTO MINERALS	19693	28353	254062.5	227812.5
320	G60	28353	R	MAZOTO MINERALS	19705	28353	254062.5	228437.5
320	G60	28353	R	MAZOTO MINERALS	19707	28353	254062.5	229062.5
320	G60	28353	R	MAZOTO MINERALS	19720	28353	254062.5	229687.5
17	H60	3432	R	MADA-AUST	4153	3432	254687.5	202812.5
17	H60	3432	R	MADA-AUST	4152	3432	254687.5	203437.5
17	H60	3432	R	MADA-AUST	4151	3432	254687.5	204062.5
17	H60	3432	R	MADA-AUST	4150	3432	254687.5	204687.5
17	H60	3432	R	MADA-AUST	4093	3432	254687.5	205312.5
17	H60	3432	R	MADA-AUST	4095	3432	254687.5	205937.5
17	H60	3432	R	MADA-AUST	4120	3432	254687.5	206562.5
17	H60	3432	R	MADA-AUST	4119	3432	254687.5	207187.5
317	G60	28348	R	MAZOTO MINERALS	19547	28348	254687.5	207812.5
317	G60	28348	R	MAZOTO MINERALS	19552	28348	254687.5	208437.5
317	G60	28348	R	MAZOTO MINERALS	19549	28348	254687.5	209062.5
317	G60	28348	R	MAZOTO MINERALS	19548	28348	254687.5	209687.5
127	G60	19851	R	MADA-AUST	14349	19851	254687.5	210312.5
127	G60	19851	R	MADA-AUST	14350	19851	254687.5	210937.5
127	G60	19851	R	MADA-AUST	14351	19851	254687.5	211562.5
127	G60	19851	R	MADA-AUST	14321	19851	254687.5	212187.5
127	G60	19851	R	MADA-AUST	14325	19851	254687.5	212812.5
127	G60	19851	R	MADA-AUST	14324	19851	254687.5	213437.5
127	G60	19851	R	MADA-AUST	14323	19851	254687.5	214062.5
127	G60	19851	R	MADA-AUST	14322	19851	254687.5	214687.5
101	G60	14622	R	MADA-AUST	12063	14622	254687.5	215312.5
101	G60	14622	R	MADA-AUST	12064	14622	254687.5	215937.5
101	G60	14622	R	MADA-AUST	12066	14622	254687.5	216562.5
101	G60	14622	R	MADA-AUST	12068	14622	254687.5	217187.5
101	G60	14622	R	MADA-AUST	12033	14622	254687.5	217812.5
101	G60	14622	R	MADA-AUST	12067	14622	254687.5	218437.5
101	G60	14622	R	MADA-AUST	12065	14622	254687.5	219062.5
101	G60	14622	R	MADA-AUST	12041	14622	254687.5	219687.5
101	G60	14622	R	MADA-AUST	12089	14622	254687.5	220312.5
101	G60	14622	R	MADA-AUST	12085	14622	254687.5	220937.5
101	G60	14622	R	MADA-AUST	12091	14622	254687.5	221562.5
101	G60	14622	R	MADA-AUST	12092	14622	254687.5	222187.5

101	G60	14622	R	MADA-AUST	12078	14622	254687.5	222812.5
101	G60	14622	R	MADA-AUST	12077	14622	254687.5	223437.5
101	G60	14622	R	MADA-AUST	12076	14622	254687.5	224062.5
101	G60	14622	R	MADA-AUST	12075	14622	254687.5	224687.5
320	G60	28353	R	MAZOTO MINERALS	19690	28353	254687.5	225312.5
320	G60	28353	R	MAZOTO MINERALS	19691	28353	254687.5	225937.5
320	G60	28353	R	MAZOTO MINERALS	19694	28353	254687.5	226562.5
320	G60	28353	R	MAZOTO MINERALS	19695	28353	254687.5	227187.5
320	G60	28353	R	MAZOTO MINERALS	19708	28353	254687.5	227812.5
320	G60	28353	R	MAZOTO MINERALS	19697	28353	254687.5	228437.5
320	G60	28353	R	MAZOTO MINERALS	19710	28353	254687.5	229062.5
320	G60	28353	R	MAZOTO MINERALS	19711	28353	254687.5	229687.5
17	H60	3432	R	MADA-AUST	4091	3432	255312.5	204687.5
17	H60	3432	R	MADA-AUST	3914	3432	255312.5	205312.5
17	H60	3432	R	MADA-AUST	3913	3432	255312.5	205937.5
17	H60	3432	R	MADA-AUST	3912	3432	255312.5	206562.5
17	H60	3432	R	MADA-AUST	3911	3432	255312.5	207187.5
17	H60	3432	R	MADA-AUST	3925	3432	255312.5	207812.5
17	H60	3432	R	MADA-AUST	3905	3432	255312.5	208437.5
17	H60	3432	R	MADA-AUST	3907	3432	255312.5	209062.5
17	H60	3432	R	MADA-AUST	3935	3432	255312.5	209687.5
17	H60	3432	R	MADA-AUST	3922	3432	255312.5	210312.5
17	H60	3432	R	MADA-AUST	3921	3432	255312.5	210937.5
17	H60	3432	R	MADA-AUST	3920	3432	255312.5	211562.5
17	H60	3432	R	MADA-AUST	3919	3432	255312.5	212187.5
319	H60	28352	R	MAZOTO MINERALS	19647	28352	255312.5	212812.5
319	H60	28352	R	MAZOTO MINERALS	19642	28352	255312.5	213437.5
319	H60	28352	R	MAZOTO MINERALS	19643	28352	255312.5	214062.5
319	H60	28352	R	MAZOTO MINERALS	19644	28352	255312.5	214687.5
319	H60	28352	R	MAZOTO MINERALS	19655	28352	255312.5	215312.5
319	H60	28352	R	MAZOTO MINERALS	19658	28352	255312.5	215937.5
319	H60	28352	R	MAZOTO MINERALS	19664	28352	255312.5	216562.5
319	H60	28352	R	MAZOTO MINERALS	19661	28352	255312.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19606	28352	255312.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19590	28352	255312.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19589	28352	255312.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19588	28352	255312.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19627	28352	255312.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19621	28352	255312.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19620	28352	255312.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19619	28352	255312.5	222187.5
17	H60	3432	R	MADA-AUST	3909	3432	255937.5	205937.5
17	H60	3432	R	MADA-AUST	3908	3432	255937.5	206562.5
17	H60	3432	R	MADA-AUST	3897	3432	255937.5	207187.5
17	H60	3432	R	MADA-AUST	3934	3432	255937.5	207812.5
17	H60	3432	R	MADA-AUST	3933	3432	255937.5	208437.5
17	H60	3432	R	MADA-AUST	3932	3432	255937.5	209062.5
17	H60	3432	R	MADA-AUST	3931	3432	255937.5	209687.5
17	H60	3432	R	MADA-AUST	3895	3432	255937.5	210312.5
17	H60	3432	R	MADA-AUST	3927	3432	255937.5	210937.5
17	H60	3432	R	MADA-AUST	3898	3432	255937.5	211562.5
17	H60	3432	R	MADA-AUST	3875	3432	255937.5	212187.5
319	H60	28352	R	MAZOTO MINERALS	19645	28352	255937.5	212812.5
319	H60	28352	R	MAZOTO MINERALS	19646	28352	255937.5	213437.5

319	H60	28352	R	MAZOTO MINERALS	19656	28352	255937.5	214062.5
319	H60	28352	R	MAZOTO MINERALS	19648	28352	255937.5	214687.5
319	H60	28352	R	MAZOTO MINERALS	19662	28352	255937.5	215312.5
319	H60	28352	R	MAZOTO MINERALS	19663	28352	255937.5	215937.5
319	H60	28352	R	MAZOTO MINERALS	19657	28352	255937.5	216562.5
319	H60	28352	R	MAZOTO MINERALS	19665	28352	255937.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19586	28352	255937.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19591	28352	255937.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19584	28352	255937.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19583	28352	255937.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19618	28352	255937.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19654	28352	255937.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19609	28352	255937.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19623	28352	255937.5	222187.5
17	H60	3432	R	MADA-AUST	3903	3432	256562.5	207187.5
17	H60	3432	R	MADA-AUST	3930	3432	256562.5	207812.5
17	H60	3432	R	MADA-AUST	3929	3432	256562.5	208437.5
17	H60	3432	R	MADA-AUST	3928	3432	256562.5	209062.5
17	H60	3432	R	MADA-AUST	3917	3432	256562.5	209687.5
17	H60	3432	R	MADA-AUST	3874	3432	256562.5	210312.5
17	H60	3432	R	MADA-AUST	3873	3432	256562.5	210937.5
17	H60	3432	R	MADA-AUST	3872	3432	256562.5	211562.5
17	H60	3432	R	MADA-AUST	3871	3432	256562.5	212187.5
319	H60	28352	R	MAZOTO MINERALS	19641	28352	256562.5	212812.5
319	H60	28352	R	MAZOTO MINERALS	19649	28352	256562.5	213437.5
319	H60	28352	R	MAZOTO MINERALS	19650	28352	256562.5	214062.5
319	H60	28352	R	MAZOTO MINERALS	19659	28352	256562.5	214687.5
319	H60	28352	R	MAZOTO MINERALS	19671	28352	256562.5	215312.5
319	H60	28352	R	MAZOTO MINERALS	19667	28352	256562.5	215937.5
319	H60	28352	R	MAZOTO MINERALS	19668	28352	256562.5	216562.5
319	H60	28352	R	MAZOTO MINERALS	19670	28352	256562.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19582	28352	256562.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19581	28352	256562.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19580	28352	256562.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19579	28352	256562.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19624	28352	256562.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19614	28352	256562.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19613	28352	256562.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19612	28352	256562.5	222187.5
17	H60	3432	R	MADA-AUST	3936	3432	257187.5	208437.5
17	H60	3432	R	MADA-AUST	3924	3432	257187.5	209062.5
17	H60	3432	R	MADA-AUST	3923	3432	257187.5	209687.5
17	H60	3432	R	MADA-AUST	3870	3432	257187.5	210312.5
17	H60	3432	R	MADA-AUST	3869	3432	257187.5	210937.5
17	H60	3432	R	MADA-AUST	3858	3432	257187.5	211562.5
17	H60	3432	R	MADA-AUST	3867	3432	257187.5	212187.5
319	H60	28352	R	MAZOTO MINERALS	19651	28352	257187.5	212812.5
319	H60	28352	R	MAZOTO MINERALS	19652	28352	257187.5	213437.5
319	H60	28352	R	MAZOTO MINERALS	19653	28352	257187.5	214062.5
319	H60	28352	R	MAZOTO MINERALS	19616	28352	257187.5	214687.5
319	H60	28352	R	MAZOTO MINERALS	19666	28352	257187.5	215312.5
319	H60	28352	R	MAZOTO MINERALS	19672	28352	257187.5	215937.5
319	H60	28352	R	MAZOTO MINERALS	19669	28352	257187.5	216562.5
319	H60	28352	R	MAZOTO MINERALS	19660	28352	257187.5	217187.5

319	H60	28352	R	MAZOTO MINERALS	19578	28352	257187.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19577	28352	257187.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19585	28352	257187.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19601	28352	257187.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19611	28352	257187.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19631	28352	257187.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19615	28352	257187.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19617	28352	257187.5	222187.5
17	H60	3432	R	MADA-AUST	3876	3432	257812.5	210312.5
17	H60	3432	R	MADA-AUST	3865	3432	257812.5	210937.5
17	H60	3432	R	MADA-AUST	3864	3432	257812.5	211562.5
17	H60	3432	R	MADA-AUST	3863	3432	257812.5	212187.5
17	H60	3432	R	MADA-AUST	3890	3432	257812.5	212812.5
17	H60	3432	R	MADA-AUST	3889	3432	257812.5	213437.5
17	H60	3432	R	MADA-AUST	3888	3432	257812.5	214062.5
17	H60	3432	R	MADA-AUST	3877	3432	257812.5	214687.5
17	H60	3432	R	MADA-AUST	3993	3432	257812.5	215312.5
17	H60	3432	R	MADA-AUST	3992	3432	257812.5	215937.5
17	H60	3432	R	MADA-AUST	3991	3432	257812.5	216562.5
17	H60	3432	R	MADA-AUST	3990	3432	257812.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19607	28352	257812.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19599	28352	257812.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19605	28352	257812.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19587	28352	257812.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19639	28352	257812.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19638	28352	257812.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19637	28352	257812.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19636	28352	257812.5	222187.5
17	H60	3432	R	MADA-AUST	3860	3432	258437.5	211562.5
17	H60	3432	R	MADA-AUST	3859	3432	258437.5	212187.5
17	H60	3432	R	MADA-AUST	3886	3432	258437.5	212812.5
17	H60	3432	R	MADA-AUST	3896	3432	258437.5	213437.5
17	H60	3432	R	MADA-AUST	3884	3432	258437.5	214062.5
17	H60	3432	R	MADA-AUST	3883	3432	258437.5	214687.5
17	H60	3432	R	MADA-AUST	3989	3432	258437.5	215312.5
17	H60	3432	R	MADA-AUST	3988	3432	258437.5	215937.5
17	H60	3432	R	MADA-AUST	3987	3432	258437.5	216562.5
17	H60	3432	R	MADA-AUST	3976	3432	258437.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19603	28352	258437.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19602	28352	258437.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19592	28352	258437.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19600	28352	258437.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19635	28352	258437.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19634	28352	258437.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19625	28352	258437.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19632	28352	258437.5	222187.5
17	H60	3432	R	MADA-AUST	3882	3432	259062.5	212812.5
17	H60	3432	R	MADA-AUST	3881	3432	259062.5	213437.5
17	H60	3432	R	MADA-AUST	3880	3432	259062.5	214062.5
17	H60	3432	R	MADA-AUST	3879	3432	259062.5	214687.5
17	H60	3432	R	MADA-AUST	3985	3432	259062.5	215312.5
17	H60	3432	R	MADA-AUST	3995	3432	259062.5	215937.5
17	H60	3432	R	MADA-AUST	3983	3432	259062.5	216562.5
17	H60	3432	R	MADA-AUST	3982	3432	259062.5	217187.5

319	H60	28352	R	MAZOTO MINERALS	19608	28352	259062.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19598	28352	259062.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19597	28352	259062.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19596	28352	259062.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19640	28352	259062.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19630	28352	259062.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19629	28352	259062.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19604	28352	259062.5	222187.5
17	H60	3432	R	MADA-AUST	3994	3432	259687.5	214687.5
17	H60	3432	R	MADA-AUST	3981	3432	259687.5	215312.5
17	H60	3432	R	MADA-AUST	3980	3432	259687.5	215937.5
17	H60	3432	R	MADA-AUST	3979	3432	259687.5	216562.5
17	H60	3432	R	MADA-AUST	3978	3432	259687.5	217187.5
319	H60	28352	R	MAZOTO MINERALS	19595	28352	259687.5	217812.5
319	H60	28352	R	MAZOTO MINERALS	19594	28352	259687.5	218437.5
319	H60	28352	R	MAZOTO MINERALS	19593	28352	259687.5	219062.5
319	H60	28352	R	MAZOTO MINERALS	19622	28352	259687.5	219687.5
319	H60	28352	R	MAZOTO MINERALS	19628	28352	259687.5	220312.5
319	H60	28352	R	MAZOTO MINERALS	19610	28352	259687.5	220937.5
319	H60	28352	R	MAZOTO MINERALS	19626	28352	259687.5	221562.5
319	H60	28352	R	MAZOTO MINERALS	19633	28352	259687.5	222187.5
17	H60	3432	R	MADA-AUST	3984	3432	260312.5	215937.5
17	H60	3432	R	MADA-AUST	3986	3432	260312.5	216562.5
17	H60	3432	R	MADA-AUST	4014	3432	260312.5	217187.5
17	H60	3432	R	MADA-AUST	4001	3432	260312.5	217812.5
17	H60	3432	R	MADA-AUST	4000	3432	260312.5	218437.5
17	H60	3432	R	MADA-AUST	3999	3432	260312.5	219062.5
17	H60	3432	R	MADA-AUST	3998	3432	260312.5	219687.5
17	H60	3432	R	MADA-AUST	3955	3432	260312.5	220312.5
17	H60	3432	R	MADA-AUST	3944	3432	260312.5	220937.5
17	H60	3432	R	MADA-AUST	3943	3432	260312.5	221562.5
17	H60	3432	R	MADA-AUST	3942	3432	260312.5	222187.5
17	H60	3432	R	MADA-AUST	4010	3432	260937.5	217187.5
17	H60	3432	R	MADA-AUST	3974	3432	260937.5	217812.5
17	H60	3432	R	MADA-AUST	4006	3432	260937.5	218437.5
17	H60	3432	R	MADA-AUST	3977	3432	260937.5	219062.5
17	H60	3432	R	MADA-AUST	3954	3432	260937.5	219687.5
17	H60	3432	R	MADA-AUST	3941	3432	260937.5	220312.5
17	H60	3432	R	MADA-AUST	3940	3432	260937.5	220937.5
17	H60	3432	R	MADA-AUST	3939	3432	260937.5	221562.5
17	H60	3432	R	MADA-AUST	3938	3432	260937.5	222187.5
17	H60	3432	R	MADA-AUST	3953	3432	261562.5	217812.5
17	H60	3432	R	MADA-AUST	3952	3432	261562.5	218437.5
17	H60	3432	R	MADA-AUST	3951	3432	261562.5	219062.5
17	H60	3432	R	MADA-AUST	3950	3432	261562.5	219687.5
17	H60	3432	R	MADA-AUST	3964	3432	261562.5	220312.5
17	H60	3432	R	MADA-AUST	3966	3432	261562.5	220937.5
17	H60	3432	R	MADA-AUST	3947	3432	261562.5	221562.5
17	H60	3432	R	MADA-AUST	3973	3432	261562.5	222187.5
17	H60	3432	R	MADA-AUST	3948	3432	262187.5	218437.5
17	H60	3432	R	MADA-AUST	3937	3432	262187.5	219062.5
17	H60	3432	R	MADA-AUST	3946	3432	262187.5	219687.5
17	H60	3432	R	MADA-AUST	3972	3432	262187.5	220312.5
17	H60	3432	R	MADA-AUST	3971	3432	262187.5	220937.5

17	H60	3432	R	MADA-AUST	3970	3432	262187.5	221562.5
17	H60	3432	R	MADA-AUST	3969	3432	262187.5	222187.5
17	H60	3432	R	MADA-AUST	3967	3432	262812.5	218437.5
17	H60	3432	R	MADA-AUST	3956	3432	262812.5	219062.5
17	H60	3432	R	MADA-AUST	3965	3432	262812.5	219687.5
17	H60	3432	R	MADA-AUST	2996	3432	262812.5	220312.5
17	H60	3432	R	MADA-AUST	2995	3432	262812.5	220937.5
17	H60	3432	R	MADA-AUST	2994	3432	262812.5	221562.5
17	H60	3432	R	MADA-AUST	2993	3432	262812.5	222187.5
17	H60	3432	R	MADA-AUST	2980	3432	262812.5	230312.5
17	H60	3432	R	MADA-AUST	2979	3432	262812.5	230937.5
17	H60	3432	R	MADA-AUST	2978	3432	262812.5	231562.5
17	H60	3432	R	MADA-AUST	2977	3432	262812.5	232187.5
17	H60	3432	R	MADA-AUST	3017	3432	262812.5	232812.5
17	H60	3432	R	MADA-AUST	3016	3432	262812.5	233437.5
17	H60	3432	R	MADA-AUST	3015	3432	262812.5	234062.5
17	H60	3432	R	MADA-AUST	3000	3432	262812.5	234687.5
17	H60	3432	R	MADA-AUST	3001	3432	262812.5	235312.5
17	H60	3432	R	MADA-AUST	2972	3432	262812.5	235937.5
17	H60	3432	R	MADA-AUST	2932	3432	262812.5	236562.5
17	H60	3432	R	MADA-AUST	2985	3432	262812.5	237187.5
17	H60	3432	R	MADA-AUST	2946	3432	262812.5	237812.5
17	H60	3432	R	MADA-AUST	2931	3432	262812.5	238437.5
17	H60	3432	R	MADA-AUST	2930	3432	262812.5	239062.5
17	H60	3432	R	MADA-AUST	2929	3432	262812.5	239687.5
17	H60	3432	R	MADA-AUST	2969	3432	262812.5	240312.5
17	H60	3432	R	MADA-AUST	2968	3432	262812.5	240937.5
17	H60	3432	R	MADA-AUST	2967	3432	262812.5	241562.5
17	H60	3432	R	MADA-AUST	2966	3432	262812.5	242187.5
17	H60	3432	R	MADA-AUST	2953	3432	262812.5	242812.5
17	H60	3432	R	MADA-AUST	2952	3432	262812.5	243437.5
17	H60	3432	R	MADA-AUST	2951	3432	262812.5	244062.5
17	H60	3432	R	MADA-AUST	2950	3432	262812.5	244687.5
17	H60	3432	R	MADA-AUST	3097	3432	262812.5	245312.5
17	H60	3432	R	MADA-AUST	3096	3432	262812.5	245937.5
17	H60	3432	R	MADA-AUST	3095	3432	262812.5	246562.5
17	H60	3432	R	MADA-AUST	3080	3432	262812.5	247187.5
17	H60	3432	R	MADA-AUST	3119	3432	262812.5	247812.5
17	H60	3432	R	MADA-AUST	3092	3432	262812.5	248437.5
17	H60	3432	R	MADA-AUST	3094	3432	262812.5	249062.5
17	H60	3432	R	MADA-AUST	3132	3432	262812.5	249687.5
17	H60	3432	R	MADA-AUST	3133	3432	262812.5	250312.5
17	H60	3432	R	MADA-AUST	3118	3432	262812.5	250937.5
17	H60	3432	R	MADA-AUST	3117	3432	262812.5	251562.5
17	H60	3432	R	MADA-AUST	3116	3432	262812.5	252187.5
17	H60	3432	R	MADA-AUST	3049	3432	262812.5	252812.5
17	H60	3432	R	MADA-AUST	3048	3432	262812.5	253437.5
17	H60	3432	R	MADA-AUST	3047	3432	262812.5	254062.5
17	H60	3432	R	MADA-AUST	3046	3432	262812.5	254687.5
17	H60	3432	R	MADA-AUST	3033	3432	262812.5	255312.5
17	H60	3432	R	MADA-AUST	3032	3432	262812.5	255937.5
17	H60	3432	R	MADA-AUST	3031	3432	262812.5	256562.5
17	H60	3432	R	MADA-AUST	3030	3432	262812.5	257187.5
17	H60	3432	R	MADA-AUST	3962	3432	263437.5	219062.5

17	H60	3432	R	MADA-AUST	3961	3432	263437.5	219687.5
17	H60	3432	R	MADA-AUST	2992	3432	263437.5	220312.5
17	H60	3432	R	MADA-AUST	2991	3432	263437.5	220937.5
17	H60	3432	R	MADA-AUST	2990	3432	263437.5	221562.5
17	H60	3432	R	MADA-AUST	2989	3432	263437.5	222187.5
17	H60	3432	R	MADA-AUST	2976	3432	263437.5	230312.5
17	H60	3432	R	MADA-AUST	2975	3432	263437.5	230937.5
17	H60	3432	R	MADA-AUST	3012	3432	263437.5	231562.5
17	H60	3432	R	MADA-AUST	3014	3432	263437.5	232187.5
17	H60	3432	R	MADA-AUST	3013	3432	263437.5	232812.5
17	H60	3432	R	MADA-AUST	3026	3432	263437.5	233437.5
17	H60	3432	R	MADA-AUST	3011	3432	263437.5	234062.5
17	H60	3432	R	MADA-AUST	3010	3432	263437.5	234687.5
17	H60	3432	R	MADA-AUST	2944	3432	263437.5	235312.5
17	H60	3432	R	MADA-AUST	2943	3432	263437.5	235937.5
17	H60	3432	R	MADA-AUST	2942	3432	263437.5	236562.5
17	H60	3432	R	MADA-AUST	2941	3432	263437.5	237187.5
17	H60	3432	R	MADA-AUST	2928	3432	263437.5	237812.5
17	H60	3432	R	MADA-AUST	2927	3432	263437.5	238437.5
17	H60	3432	R	MADA-AUST	2926	3432	263437.5	239062.5
17	H60	3432	R	MADA-AUST	2925	3432	263437.5	239687.5
17	H60	3432	R	MADA-AUST	2965	3432	263437.5	240312.5
17	H60	3432	R	MADA-AUST	2964	3432	263437.5	240937.5
17	H60	3432	R	MADA-AUST	2963	3432	263437.5	241562.5
17	H60	3432	R	MADA-AUST	2962	3432	263437.5	242187.5
17	H60	3432	R	MADA-AUST	2949	3432	263437.5	242812.5
17	H60	3432	R	MADA-AUST	2948	3432	263437.5	243437.5
17	H60	3432	R	MADA-AUST	3038	3432	263437.5	244062.5
17	H60	3432	R	MADA-AUST	3108	3432	263437.5	244687.5
17	H60	3432	R	MADA-AUST	3093	3432	263437.5	245312.5
17	H60	3432	R	MADA-AUST	3106	3432	263437.5	245937.5
17	H60	3432	R	MADA-AUST	3091	3432	263437.5	246562.5
17	H60	3432	R	MADA-AUST	3090	3432	263437.5	247187.5
17	H60	3432	R	MADA-AUST	3131	3432	263437.5	247812.5
17	H60	3432	R	MADA-AUST	3130	3432	263437.5	248437.5
17	H60	3432	R	MADA-AUST	3129	3432	263437.5	249062.5
17	H60	3432	R	MADA-AUST	3128	3432	263437.5	249687.5
17	H60	3432	R	MADA-AUST	3115	3432	263437.5	250312.5
17	H60	3432	R	MADA-AUST	3114	3432	263437.5	250937.5
17	H60	3432	R	MADA-AUST	3113	3432	263437.5	251562.5
17	H60	3432	R	MADA-AUST	3112	3432	263437.5	252187.5
17	H60	3432	R	MADA-AUST	3045	3432	263437.5	252812.5
17	H60	3432	R	MADA-AUST	3044	3432	263437.5	253437.5
17	H60	3432	R	MADA-AUST	3043	3432	263437.5	254062.5
17	H60	3432	R	MADA-AUST	3042	3432	263437.5	254687.5
17	H60	3432	R	MADA-AUST	3029	3432	263437.5	255312.5
17	H60	3432	R	MADA-AUST	3028	3432	263437.5	255937.5
17	H60	3432	R	MADA-AUST	3065	3432	263437.5	256562.5
17	H60	3432	R	MADA-AUST	3067	3432	263437.5	257187.5
17	H60	3432	R	MADA-AUST	3531	3432	264062.5	219687.5
17	H60	3432	R	MADA-AUST	2988	3432	264062.5	220312.5
17	H60	3432	R	MADA-AUST	2974	3432	264062.5	220937.5
17	H60	3432	R	MADA-AUST	2986	3432	264062.5	221562.5
17	H60	3432	R	MADA-AUST	2999	3432	264062.5	222187.5

17	H60	3432	R	MADA-AUST	2987	3432	264062.5	230312.5
17	H60	3432	R	MADA-AUST	3024	3432	264062.5	230937.5
17	H60	3432	R	MADA-AUST	3023	3432	264062.5	231562.5
17	H60	3432	R	MADA-AUST	3022	3432	264062.5	232187.5
17	H60	3432	R	MADA-AUST	3009	3432	264062.5	232812.5
17	H60	3432	R	MADA-AUST	3008	3432	264062.5	233437.5
17	H60	3432	R	MADA-AUST	3007	3432	264062.5	234062.5
17	H60	3432	R	MADA-AUST	3006	3432	264062.5	234687.5
17	H60	3432	R	MADA-AUST	2940	3432	264062.5	235312.5
17	H60	3432	R	MADA-AUST	2939	3432	264062.5	235937.5
17	H60	3432	R	MADA-AUST	2938	3432	264062.5	236562.5
17	H60	3432	R	MADA-AUST	2937	3432	264062.5	237187.5
17	H60	3432	R	MADA-AUST	2924	3432	264062.5	237812.5
17	H60	3432	R	MADA-AUST	2923	3432	264062.5	238437.5
17	H60	3432	R	MADA-AUST	2922	3432	264062.5	239062.5
17	H60	3432	R	MADA-AUST	2959	3432	264062.5	239687.5
17	H60	3432	R	MADA-AUST	2947	3432	264062.5	240312.5
17	H60	3432	R	MADA-AUST	2960	3432	264062.5	240937.5
17	H60	3432	R	MADA-AUST	2973	3432	264062.5	241562.5
17	H60	3432	R	MADA-AUST	2958	3432	264062.5	242187.5
17	H60	3432	R	MADA-AUST	3025	3432	264062.5	242812.5
17	H60	3432	R	MADA-AUST	3104	3432	264062.5	243437.5
17	H60	3432	R	MADA-AUST	3103	3432	264062.5	244062.5
17	H60	3432	R	MADA-AUST	3102	3432	264062.5	244687.5
17	H60	3432	R	MADA-AUST	3089	3432	264062.5	245312.5
17	H60	3432	R	MADA-AUST	3088	3432	264062.5	245937.5
17	H60	3432	R	MADA-AUST	3087	3432	264062.5	246562.5
17	H60	3432	R	MADA-AUST	3086	3432	264062.5	247187.5
17	H60	3432	R	MADA-AUST	3127	3432	264062.5	247812.5
17	H60	3432	R	MADA-AUST	3126	3432	264062.5	248437.5
17	H60	3432	R	MADA-AUST	3125	3432	264062.5	249062.5
17	H60	3432	R	MADA-AUST	3124	3432	264062.5	249687.5
17	H60	3432	R	MADA-AUST	3111	3432	264062.5	250312.5
17	H60	3432	R	MADA-AUST	3110	3432	264062.5	250937.5
17	H60	3432	R	MADA-AUST	3109	3432	264062.5	251562.5
17	H60	3432	R	MADA-AUST	3078	3432	264062.5	252187.5
17	H60	3432	R	MADA-AUST	3041	3432	264062.5	252812.5
17	H60	3432	R	MADA-AUST	3027	3432	264062.5	253437.5
17	H60	3432	R	MADA-AUST	3039	3432	264062.5	254062.5
17	H60	3432	R	MADA-AUST	3052	3432	264062.5	254687.5
17	H60	3432	R	MADA-AUST	3040	3432	264062.5	255312.5
17	H60	3432	R	MADA-AUST	3077	3432	264062.5	255937.5
17	H60	3432	R	MADA-AUST	3076	3432	264062.5	256562.5
17	H60	3432	R	MADA-AUST	3075	3432	264062.5	257187.5
17	H60	3432	R	MADA-AUST	2984	3432	264687.5	220312.5
17	H60	3432	R	MADA-AUST	2983	3432	264687.5	220937.5
17	H60	3432	R	MADA-AUST	2982	3432	264687.5	221562.5
17	H60	3432	R	MADA-AUST	2981	3432	264687.5	222187.5
17	H60	3432	R	MADA-AUST	3021	3432	264687.5	230312.5
17	H60	3432	R	MADA-AUST	3020	3432	264687.5	230937.5
17	H60	3432	R	MADA-AUST	3019	3432	264687.5	231562.5
17	H60	3432	R	MADA-AUST	3018	3432	264687.5	232187.5
17	H60	3432	R	MADA-AUST	3005	3432	264687.5	232812.5
17	H60	3432	R	MADA-AUST	3004	3432	264687.5	233437.5

17	H60	3432	R	MADA-AUST	3003	3432	264687.5	234062.5
17	H60	3432	R	MADA-AUST	3002	3432	264687.5	234687.5
17	H60	3432	R	MADA-AUST	2936	3432	264687.5	235312.5
17	H60	3432	R	MADA-AUST	2935	3432	264687.5	235937.5
17	H60	3432	R	MADA-AUST	2921	3432	264687.5	236562.5
17	H60	3432	R	MADA-AUST	2933	3432	264687.5	237187.5
17	H60	3432	R	MADA-AUST	2961	3432	264687.5	237812.5
17	H60	3432	R	MADA-AUST	2934	3432	264687.5	238437.5
17	H60	3432	R	MADA-AUST	2971	3432	264687.5	239062.5
17	H60	3432	R	MADA-AUST	2970	3432	264687.5	239687.5
17	H60	3432	R	MADA-AUST	2957	3432	264687.5	240312.5
17	H60	3432	R	MADA-AUST	2956	3432	264687.5	240937.5
17	H60	3432	R	MADA-AUST	2955	3432	264687.5	241562.5
17	H60	3432	R	MADA-AUST	2954	3432	264687.5	242187.5
17	H60	3432	R	MADA-AUST	3101	3432	264687.5	242812.5
17	H60	3432	R	MADA-AUST	3100	3432	264687.5	243437.5
17	H60	3432	R	MADA-AUST	3099	3432	264687.5	244062.5
17	H60	3432	R	MADA-AUST	3098	3432	264687.5	244687.5
17	H60	3432	R	MADA-AUST	3085	3432	264687.5	245312.5
17	H60	3432	R	MADA-AUST	3084	3432	264687.5	245937.5
17	H60	3432	R	MADA-AUST	3083	3432	264687.5	246562.5
17	H60	3432	R	MADA-AUST	3082	3432	264687.5	247187.5
17	H60	3432	R	MADA-AUST	3123	3432	264687.5	247812.5
17	H60	3432	R	MADA-AUST	3122	3432	264687.5	248437.5
17	H60	3432	R	MADA-AUST	3107	3432	264687.5	249062.5
17	H60	3432	R	MADA-AUST	3120	3432	264687.5	249687.5
17	H60	3432	R	MADA-AUST	3121	3432	264687.5	250312.5
17	H60	3432	R	MADA-AUST	3081	3432	264687.5	250937.5
17	H60	3432	R	MADA-AUST	3051	3432	264687.5	251562.5
17	H60	3432	R	MADA-AUST	3050	3432	264687.5	252187.5
17	H60	3432	R	MADA-AUST	3037	3432	264687.5	252812.5
17	H60	3432	R	MADA-AUST	3036	3432	264687.5	253437.5
17	H60	3432	R	MADA-AUST	3035	3432	264687.5	254062.5
17	H60	3432	R	MADA-AUST	3034	3432	264687.5	254687.5
17	H60	3432	R	MADA-AUST	3074	3432	264687.5	255312.5
17	H60	3432	R	MADA-AUST	3073	3432	264687.5	255937.5
17	H60	3432	R	MADA-AUST	3072	3432	264687.5	256562.5
17	H60	3432	R	MADA-AUST	3071	3432	264687.5	257187.5
17	H60	3432	R	MADA-AUST	2892	3432	265312.5	220937.5
17	H60	3432	R	MADA-AUST	2732	3432	265312.5	221562.5
17	H60	3432	R	MADA-AUST	2945	3432	265312.5	222187.5
17	H60	3432	R	MADA-AUST	2786	3432	265312.5	222812.5
17	H60	3432	R	MADA-AUST	2771	3432	265312.5	223437.5
17	H60	3432	R	MADA-AUST	2770	3432	265312.5	224062.5
17	H60	3432	R	MADA-AUST	2769	3432	265312.5	224687.5
17	H60	3432	R	MADA-AUST	2809	3432	265312.5	225312.5
17	H60	3432	R	MADA-AUST	2808	3432	265312.5	225937.5
17	H60	3432	R	MADA-AUST	2807	3432	265312.5	226562.5
17	H60	3432	R	MADA-AUST	2806	3432	265312.5	227187.5
17	H60	3432	R	MADA-AUST	2793	3432	265312.5	227812.5
17	H60	3432	R	MADA-AUST	2792	3432	265312.5	228437.5
17	H60	3432	R	MADA-AUST	2791	3432	265312.5	229062.5
17	H60	3432	R	MADA-AUST	2790	3432	265312.5	229687.5
17	H60	3432	R	MADA-AUST	2724	3432	265312.5	230312.5

17	H60	3432	R	MADA-AUST	2723	3432	265312.5	230937.5
17	H60	3432	R	MADA-AUST	2722	3432	265312.5	231562.5
17	H60	3432	R	MADA-AUST	2708	3432	265312.5	232187.5
17	H60	3432	R	MADA-AUST	2746	3432	265312.5	232812.5
17	H60	3432	R	MADA-AUST	2748	3432	265312.5	233437.5
17	H60	3432	R	MADA-AUST	2721	3432	265312.5	234062.5
17	H60	3432	R	MADA-AUST	2758	3432	265312.5	234687.5
17	H60	3432	R	MADA-AUST	2745	3432	265312.5	235312.5
17	H60	3432	R	MADA-AUST	2744	3432	265312.5	235937.5
17	H60	3432	R	MADA-AUST	2743	3432	265312.5	236562.5
17	H60	3432	R	MADA-AUST	2742	3432	265312.5	237187.5
17	H60	3432	R	MADA-AUST	3282	3432	265312.5	237812.5
17	H60	3432	R	MADA-AUST	3281	3432	265312.5	238437.5
17	H60	3432	R	MADA-AUST	3266	3432	265312.5	239062.5
17	H60	3432	R	MADA-AUST	3279	3432	265312.5	239687.5
17	H60	3432	R	MADA-AUST	2889	3432	265312.5	255312.5
17	H60	3432	R	MADA-AUST	2888	3432	265312.5	255937.5
17	H60	3432	R	MADA-AUST	2887	3432	265312.5	256562.5
17	H60	3432	R	MADA-AUST	2886	3432	265312.5	257187.5
17	H60	3432	R	MADA-AUST	2873	3432	265312.5	257812.5
17	H60	3432	R	MADA-AUST	2872	3432	265312.5	258437.5
17	H60	3432	R	MADA-AUST	2871	3432	265312.5	259062.5
17	H60	3432	R	MADA-AUST	2870	3432	265312.5	259687.5
17	H60	3432	R	MADA-AUST	2911	3432	265312.5	260312.5
17	H60	3432	R	MADA-AUST	2910	3432	265312.5	260937.5
17	H60	3432	R	MADA-AUST	2909	3432	265312.5	261562.5
17	H60	3432	R	MADA-AUST	2894	3432	265312.5	262187.5
17	H60	3432	R	MADA-AUST	2783	3432	265937.5	220937.5
17	H60	3432	R	MADA-AUST	2782	3432	265937.5	221562.5
17	H60	3432	R	MADA-AUST	2781	3432	265937.5	222187.5
17	H60	3432	R	MADA-AUST	2768	3432	265937.5	222812.5
17	H60	3432	R	MADA-AUST	2767	3432	265937.5	223437.5
17	H60	3432	R	MADA-AUST	2766	3432	265937.5	224062.5
17	H60	3432	R	MADA-AUST	2765	3432	265937.5	224687.5
17	H60	3432	R	MADA-AUST	2805	3432	265937.5	225312.5
17	H60	3432	R	MADA-AUST	2804	3432	265937.5	225937.5
17	H60	3432	R	MADA-AUST	2803	3432	265937.5	226562.5
17	H60	3432	R	MADA-AUST	2802	3432	265937.5	227187.5
17	H60	3432	R	MADA-AUST	2789	3432	265937.5	227812.5
17	H60	3432	R	MADA-AUST	2788	3432	265937.5	228437.5
17	H60	3432	R	MADA-AUST	2759	3432	265937.5	229062.5
17	H60	3432	R	MADA-AUST	2719	3432	265937.5	229687.5
17	H60	3432	R	MADA-AUST	2720	3432	265937.5	230312.5
17	H60	3432	R	MADA-AUST	2733	3432	265937.5	230937.5
17	H60	3432	R	MADA-AUST	2718	3432	265937.5	231562.5
17	H60	3432	R	MADA-AUST	2717	3432	265937.5	232187.5
17	H60	3432	R	MADA-AUST	2757	3432	265937.5	232812.5
17	H60	3432	R	MADA-AUST	2756	3432	265937.5	233437.5
17	H60	3432	R	MADA-AUST	2755	3432	265937.5	234062.5
17	H60	3432	R	MADA-AUST	2754	3432	265937.5	234687.5
17	H60	3432	R	MADA-AUST	2741	3432	265937.5	235312.5
17	H60	3432	R	MADA-AUST	2740	3432	265937.5	235937.5
17	H60	3432	R	MADA-AUST	2739	3432	265937.5	236562.5
17	H60	3432	R	MADA-AUST	2738	3432	265937.5	237187.5

17	H60	3432	R	MADA-AUST	3292	3432	265937.5	237812.5
17	H60	3432	R	MADA-AUST	3277	3432	265937.5	238437.5
17	H60	3432	R	MADA-AUST	3276	3432	265937.5	239062.5
17	H60	3432	R	MADA-AUST	3275	3432	265937.5	239687.5
17	H60	3432	R	MADA-AUST	2885	3432	265937.5	255312.5
17	H60	3432	R	MADA-AUST	2884	3432	265937.5	255937.5
17	H60	3432	R	MADA-AUST	2883	3432	265937.5	256562.5
17	H60	3432	R	MADA-AUST	2882	3432	265937.5	257187.5
17	H60	3432	R	MADA-AUST	2869	3432	265937.5	257812.5
17	H60	3432	R	MADA-AUST	2906	3432	265937.5	258437.5
17	H60	3432	R	MADA-AUST	2879	3432	265937.5	259062.5
17	H60	3432	R	MADA-AUST	2881	3432	265937.5	259687.5
17	H60	3432	R	MADA-AUST	2907	3432	265937.5	260312.5
17	H60	3432	R	MADA-AUST	2920	3432	265937.5	260937.5
17	H60	3432	R	MADA-AUST	2905	3432	265937.5	261562.5
17	H60	3432	R	MADA-AUST	2904	3432	265937.5	262187.5
17	H60	3432	R	MADA-AUST	2778	3432	266562.5	221562.5
17	H60	3432	R	MADA-AUST	2777	3432	266562.5	222187.5
17	H60	3432	R	MADA-AUST	2764	3432	266562.5	222812.5
17	H60	3432	R	MADA-AUST	2763	3432	266562.5	223437.5
17	H60	3432	R	MADA-AUST	2762	3432	266562.5	224062.5
17	H60	3432	R	MADA-AUST	2799	3432	266562.5	224687.5
17	H60	3432	R	MADA-AUST	2787	3432	266562.5	225312.5
17	H60	3432	R	MADA-AUST	2800	3432	266562.5	225937.5
17	H60	3432	R	MADA-AUST	2813	3432	266562.5	226562.5
17	H60	3432	R	MADA-AUST	2798	3432	266562.5	227187.5
17	H60	3432	R	MADA-AUST	2772	3432	266562.5	227812.5
17	H60	3432	R	MADA-AUST	2731	3432	266562.5	228437.5
17	H60	3432	R	MADA-AUST	2730	3432	266562.5	229062.5
17	H60	3432	R	MADA-AUST	2729	3432	266562.5	229687.5
17	H60	3432	R	MADA-AUST	2716	3432	266562.5	230312.5
17	H60	3432	R	MADA-AUST	2715	3432	266562.5	230937.5
17	H60	3432	R	MADA-AUST	2714	3432	266562.5	231562.5
17	H60	3432	R	MADA-AUST	2713	3432	266562.5	232187.5
17	H60	3432	R	MADA-AUST	2753	3432	266562.5	232812.5
17	H60	3432	R	MADA-AUST	2752	3432	266562.5	233437.5
17	H60	3432	R	MADA-AUST	2751	3432	266562.5	234062.5
17	H60	3432	R	MADA-AUST	2750	3432	266562.5	234687.5
17	H60	3432	R	MADA-AUST	2737	3432	266562.5	235312.5
17	H60	3432	R	MADA-AUST	2736	3432	266562.5	235937.5
17	H60	3432	R	MADA-AUST	2735	3432	266562.5	236562.5
17	H60	3432	R	MADA-AUST	2825	3432	266562.5	237187.5
17	H60	3432	R	MADA-AUST	3274	3432	266562.5	237812.5
17	H60	3432	R	MADA-AUST	3273	3432	266562.5	238437.5
17	H60	3432	R	MADA-AUST	3272	3432	266562.5	239062.5
17	H60	3432	R	MADA-AUST	3271	3432	266562.5	239687.5
17	H60	3432	R	MADA-AUST	2867	3432	266562.5	255312.5
17	H60	3432	R	MADA-AUST	2880	3432	266562.5	255937.5
17	H60	3432	R	MADA-AUST	2893	3432	266562.5	256562.5
17	H60	3432	R	MADA-AUST	2878	3432	266562.5	257187.5
17	H60	3432	R	MADA-AUST	2919	3432	266562.5	257812.5
17	H60	3432	R	MADA-AUST	2918	3432	266562.5	258437.5
17	H60	3432	R	MADA-AUST	2917	3432	266562.5	259062.5
17	H60	3432	R	MADA-AUST	2916	3432	266562.5	259687.5

17	H60	3432	R	MADA-AUST	2903	3432	266562.5	260312.5
17	H60	3432	R	MADA-AUST	2902	3432	266562.5	260937.5
17	H60	3432	R	MADA-AUST	2901	3432	266562.5	261562.5
17	H60	3432	R	MADA-AUST	2900	3432	266562.5	262187.5
17	H60	3432	R	MADA-AUST	2773	3432	267187.5	222187.5
17	H60	3432	R	MADA-AUST	2801	3432	267187.5	222812.5
17	H60	3432	R	MADA-AUST	2774	3432	267187.5	223437.5
17	H60	3432	R	MADA-AUST	2811	3432	267187.5	224062.5
17	H60	3432	R	MADA-AUST	2810	3432	267187.5	224687.5
17	H60	3432	R	MADA-AUST	2797	3432	267187.5	225312.5
17	H60	3432	R	MADA-AUST	2796	3432	267187.5	225937.5
17	H60	3432	R	MADA-AUST	2795	3432	267187.5	226562.5
17	H60	3432	R	MADA-AUST	2794	3432	267187.5	227187.5
17	H60	3432	R	MADA-AUST	2728	3432	267187.5	227812.5
17	H60	3432	R	MADA-AUST	2727	3432	267187.5	228437.5
17	H60	3432	R	MADA-AUST	2726	3432	267187.5	229062.5
17	H60	3432	R	MADA-AUST	2725	3432	267187.5	229687.5
17	H60	3432	R	MADA-AUST	2712	3432	267187.5	230312.5
17	H60	3432	R	MADA-AUST	2711	3432	267187.5	230937.5
17	H60	3432	R	MADA-AUST	2710	3432	267187.5	231562.5
17	H60	3432	R	MADA-AUST	2709	3432	267187.5	232187.5
17	H60	3432	R	MADA-AUST	2749	3432	267187.5	232812.5
17	H60	3432	R	MADA-AUST	2734	3432	267187.5	233437.5
17	H60	3432	R	MADA-AUST	2747	3432	267187.5	234062.5
17	H60	3432	R	MADA-AUST	2760	3432	267187.5	234687.5
17	H60	3432	R	MADA-AUST	2895	3432	267187.5	235312.5
17	H60	3432	R	MADA-AUST	2812	3432	267187.5	235937.5
17	H60	3432	R	MADA-AUST	2891	3432	267187.5	236562.5
17	H60	3432	R	MADA-AUST	2890	3432	267187.5	237187.5
17	H60	3432	R	MADA-AUST	3270	3432	267187.5	237812.5
17	H60	3432	R	MADA-AUST	3269	3432	267187.5	238437.5
17	H60	3432	R	MADA-AUST	3268	3432	267187.5	239062.5
17	H60	3432	R	MADA-AUST	3267	3432	267187.5	239687.5
17	H60	3432	R	MADA-AUST	2877	3432	267187.5	255312.5
17	H60	3432	R	MADA-AUST	2876	3432	267187.5	255937.5
17	H60	3432	R	MADA-AUST	2875	3432	267187.5	256562.5
17	H60	3432	R	MADA-AUST	2874	3432	267187.5	257187.5
17	H60	3432	R	MADA-AUST	2915	3432	267187.5	257812.5
17	H60	3432	R	MADA-AUST	2914	3432	267187.5	258437.5
17	H60	3432	R	MADA-AUST	2913	3432	267187.5	259062.5
17	H60	3432	R	MADA-AUST	2912	3432	267187.5	259687.5
17	H60	3432	R	MADA-AUST	2899	3432	267187.5	260312.5
17	H60	3432	R	MADA-AUST	2898	3432	267187.5	260937.5
17	H60	3432	R	MADA-AUST	2897	3432	267187.5	261562.5
17	H60	3432	R	MADA-AUST	2896	3432	267187.5	262187.5
17	H60	3432	R	MADA-AUST	2865	3432	267812.5	222812.5
17	H60	3432	R	MADA-AUST	2908	3432	267812.5	223437.5
17	H60	3432	R	MADA-AUST	2868	3432	267812.5	224062.5
17	H60	3432	R	MADA-AUST	2838	3432	267812.5	224687.5
17	H60	3432	R	MADA-AUST	2839	3432	267812.5	225312.5
17	H60	3432	R	MADA-AUST	2824	3432	267812.5	225937.5
17	H60	3432	R	MADA-AUST	2823	3432	267812.5	226562.5
17	H60	3432	R	MADA-AUST	2822	3432	267812.5	227187.5
17	H60	3432	R	MADA-AUST	2862	3432	267812.5	227812.5

17	H60	3432	R	MADA-AUST	2861	3432	267812.5	228437.5
17	H60	3432	R	MADA-AUST	2860	3432	267812.5	229062.5
17	H60	3432	R	MADA-AUST	2859	3432	267812.5	229687.5
17	H60	3432	R	MADA-AUST	2846	3432	267812.5	230312.5
17	H60	3432	R	MADA-AUST	2845	3432	267812.5	230937.5
17	H60	3432	R	MADA-AUST	2844	3432	267812.5	231562.5
17	H60	3432	R	MADA-AUST	2843	3432	267812.5	232187.5
17	H60	3432	R	MADA-AUST	3416	3432	267812.5	232812.5
17	H60	3432	R	MADA-AUST	3415	3432	267812.5	233437.5
17	H60	3432	R	MADA-AUST	3414	3432	267812.5	234062.5
17	H60	3432	R	MADA-AUST	3400	3432	267812.5	234687.5
17	H60	3432	R	MADA-AUST	3438	3432	267812.5	235312.5
17	H60	3432	R	MADA-AUST	3440	3432	267812.5	235937.5
17	H60	3432	R	MADA-AUST	3413	3432	267812.5	236562.5
17	H60	3432	R	MADA-AUST	3450	3432	267812.5	237187.5
17	H60	3432	R	MADA-AUST	3437	3432	267812.5	237812.5
17	H60	3432	R	MADA-AUST	3436	3432	267812.5	238437.5
17	H60	3432	R	MADA-AUST	3435	3432	267812.5	239062.5
17	H60	3432	R	MADA-AUST	3434	3432	267812.5	239687.5
17	H60	3432	R	MADA-AUST	3352	3432	267812.5	260312.5
17	H60	3432	R	MADA-AUST	3351	3432	267812.5	260937.5
17	H60	3432	R	MADA-AUST	3350	3432	267812.5	261562.5
17	H60	3432	R	MADA-AUST	3349	3432	267812.5	262187.5
17	H60	3432	R	MADA-AUST	3389	3432	267812.5	262812.5
17	H60	3432	R	MADA-AUST	3388	3432	267812.5	263437.5
17	H60	3432	R	MADA-AUST	3373	3432	267812.5	264062.5
17	H60	3432	R	MADA-AUST	3386	3432	267812.5	264687.5
17	H60	3432	R	MADA-AUST	3464	3432	267812.5	265312.5
17	H60	3432	R	MADA-AUST	3534	3432	267812.5	265937.5
17	H60	3432	R	MADA-AUST	3451	3432	267812.5	266562.5
17	H60	3432	R	MADA-AUST	3530	3432	267812.5	267187.5
17	H60	3432	R	MADA-AUST	3348	3432	268437.5	260312.5
17	H60	3432	R	MADA-AUST	3385	3432	268437.5	260937.5
17	H60	3432	R	MADA-AUST	3387	3432	268437.5	261562.5
17	H60	3432	R	MADA-AUST	3360	3432	268437.5	262187.5
17	H60	3432	R	MADA-AUST	3399	3432	268437.5	262812.5
17	H60	3432	R	MADA-AUST	3384	3432	268437.5	263437.5
17	H60	3432	R	MADA-AUST	3383	3432	268437.5	264062.5
17	H60	3432	R	MADA-AUST	3382	3432	268437.5	264687.5
17	H60	3432	R	MADA-AUST	3529	3432	268437.5	265312.5
17	H60	3432	R	MADA-AUST	3528	3432	268437.5	265937.5
17	H60	3432	R	MADA-AUST	3527	3432	268437.5	266562.5
17	H60	3432	R	MADA-AUST	3526	3432	268437.5	267187.5
17	H60	3432	R	MADA-AUST	3397	3432	269062.5	260312.5
17	H60	3432	R	MADA-AUST	3396	3432	269062.5	260937.5
17	H60	3432	R	MADA-AUST	3395	3432	269062.5	261562.5
17	H60	3432	R	MADA-AUST	3394	3432	269062.5	262187.5
17	H60	3432	R	MADA-AUST	3381	3432	269062.5	262812.5
17	H60	3432	R	MADA-AUST	3380	3432	269062.5	263437.5
17	H60	3432	R	MADA-AUST	3379	3432	269062.5	264062.5
17	H60	3432	R	MADA-AUST	3378	3432	269062.5	264687.5
17	H60	3432	R	MADA-AUST	3525	3432	269062.5	265312.5
17	H60	3432	R	MADA-AUST	3524	3432	269062.5	265937.5
17	H60	3432	R	MADA-AUST	3523	3432	269062.5	266562.5

17	H60	3432	R	MADA-AUST	3522	3432	269062.5	267187.5
17	H60	3432	R	MADA-AUST	3393	3432	269687.5	260312.5
17	H60	3432	R	MADA-AUST	3392	3432	269687.5	260937.5
17	H60	3432	R	MADA-AUST	3391	3432	269687.5	261562.5
17	H60	3432	R	MADA-AUST	3390	3432	269687.5	262187.5
17	H60	3432	R	MADA-AUST	3377	3432	269687.5	262812.5
17	H60	3432	R	MADA-AUST	3376	3432	269687.5	263437.5
17	H60	3432	R	MADA-AUST	3375	3432	269687.5	264062.5
17	H60	3432	R	MADA-AUST	3374	3432	269687.5	264687.5
17	H60	3432	R	MADA-AUST	3521	3432	269687.5	265312.5
17	H60	3432	R	MADA-AUST	3506	3432	269687.5	265937.5
17	H60	3432	R	MADA-AUST	3519	3432	269687.5	266562.5
17	H60	3432	R	MADA-AUST	3532	3432	269687.5	267187.5
17	H60	3432	R	MADA-AUST	3192	3432	270312.5	255312.5
17	H60	3432	R	MADA-AUST	3191	3432	270312.5	255937.5
17	H60	3432	R	MADA-AUST	3190	3432	270312.5	256562.5
17	H60	3432	R	MADA-AUST	3189	3432	270312.5	257187.5
17	H60	3432	R	MADA-AUST	3229	3432	270312.5	257812.5
17	H60	3432	R	MADA-AUST	3228	3432	270312.5	258437.5
17	H60	3432	R	MADA-AUST	3213	3432	270312.5	259062.5
17	H60	3432	R	MADA-AUST	3226	3432	270312.5	259687.5
17	H60	3432	R	MADA-AUST	3185	3432	270312.5	260312.5
17	H60	3432	R	MADA-AUST	3145	3432	270312.5	260937.5
17	H60	3432	R	MADA-AUST	3198	3432	270312.5	261562.5
17	H60	3432	R	MADA-AUST	3157	3432	270312.5	262187.5
17	H60	3432	R	MADA-AUST	3144	3432	270312.5	262812.5
17	H60	3432	R	MADA-AUST	3143	3432	270312.5	263437.5
17	H60	3432	R	MADA-AUST	3142	3432	270312.5	264062.5
17	H60	3432	R	MADA-AUST	3141	3432	270312.5	264687.5
17	H60	3432	R	MADA-AUST	3181	3432	270312.5	265312.5
17	H60	3432	R	MADA-AUST	3180	3432	270312.5	265937.5
17	H60	3432	R	MADA-AUST	3179	3432	270312.5	266562.5
17	H60	3432	R	MADA-AUST	3178	3432	270312.5	267187.5
17	H60	3432	R	MADA-AUST	3165	3432	270312.5	267812.5
17	H60	3432	R	MADA-AUST	3164	3432	270312.5	268437.5
17	H60	3432	R	MADA-AUST	3163	3432	270312.5	269062.5
17	H60	3432	R	MADA-AUST	3162	3432	270312.5	269687.5
17	H60	3432	R	MADA-AUST	3188	3432	270937.5	255312.5
17	H60	3432	R	MADA-AUST	3225	3432	270937.5	255937.5
17	H60	3432	R	MADA-AUST	3227	3432	270937.5	256562.5
17	H60	3432	R	MADA-AUST	3200	3432	270937.5	257187.5
17	H60	3432	R	MADA-AUST	3239	3432	270937.5	257812.5
17	H60	3432	R	MADA-AUST	3224	3432	270937.5	258437.5
17	H60	3432	R	MADA-AUST	3223	3432	270937.5	259062.5
17	H60	3432	R	MADA-AUST	3222	3432	270937.5	259687.5
17	H60	3432	R	MADA-AUST	3156	3432	270937.5	260312.5
17	H60	3432	R	MADA-AUST	3155	3432	270937.5	260937.5
17	H60	3432	R	MADA-AUST	3154	3432	270937.5	261562.5
17	H60	3432	R	MADA-AUST	3153	3432	270937.5	262187.5
17	H60	3432	R	MADA-AUST	3140	3432	270937.5	262812.5
17	H60	3432	R	MADA-AUST	3139	3432	270937.5	263437.5
17	H60	3432	R	MADA-AUST	3138	3432	270937.5	264062.5
17	H60	3432	R	MADA-AUST	3137	3432	270937.5	264687.5
17	H60	3432	R	MADA-AUST	3177	3432	270937.5	265312.5

17	H60	3432	R	MADA-AUST	3176	3432	270937.5	265937.5
17	H60	3432	R	MADA-AUST	3175	3432	270937.5	266562.5
17	H60	3432	R	MADA-AUST	3160	3432	270937.5	267187.5
17	H60	3432	R	MADA-AUST	3161	3432	270937.5	267812.5
17	H60	3432	R	MADA-AUST	3251	3432	270937.5	268437.5
17	H60	3432	R	MADA-AUST	3321	3432	270937.5	269062.5
17	H60	3432	R	MADA-AUST	3238	3432	270937.5	269687.5
17	H60	3432	R	MADA-AUST	3237	3432	271562.5	255312.5
17	H60	3432	R	MADA-AUST	3236	3432	271562.5	255937.5
17	H60	3432	R	MADA-AUST	3235	3432	271562.5	256562.5
17	H60	3432	R	MADA-AUST	3234	3432	271562.5	257187.5
17	H60	3432	R	MADA-AUST	3221	3432	271562.5	257812.5
17	H60	3432	R	MADA-AUST	3220	3432	271562.5	258437.5
17	H60	3432	R	MADA-AUST	3219	3432	271562.5	259062.5
17	H60	3432	R	MADA-AUST	3218	3432	271562.5	259687.5
17	H60	3432	R	MADA-AUST	3152	3432	271562.5	260312.5
17	H60	3432	R	MADA-AUST	3151	3432	271562.5	260937.5
17	H60	3432	R	MADA-AUST	3150	3432	271562.5	261562.5
17	H60	3432	R	MADA-AUST	3149	3432	271562.5	262187.5
17	H60	3432	R	MADA-AUST	3136	3432	271562.5	262812.5
17	H60	3432	R	MADA-AUST	3135	3432	271562.5	263437.5
17	H60	3432	R	MADA-AUST	3172	3432	271562.5	264062.5
17	H60	3432	R	MADA-AUST	3174	3432	271562.5	264687.5
17	H60	3432	R	MADA-AUST	3173	3432	271562.5	265312.5
17	H60	3432	R	MADA-AUST	3186	3432	271562.5	265937.5
17	H60	3432	R	MADA-AUST	3171	3432	271562.5	266562.5
17	H60	3432	R	MADA-AUST	3170	3432	271562.5	267187.5
17	H60	3432	R	MADA-AUST	3317	3432	271562.5	267812.5
17	H60	3432	R	MADA-AUST	3316	3432	271562.5	268437.5
17	H60	3432	R	MADA-AUST	3315	3432	271562.5	269062.5
17	H60	3432	R	MADA-AUST	3314	3432	271562.5	269687.5
17	H60	3432	R	MADA-AUST	3233	3432	272187.5	255312.5
17	H60	3432	R	MADA-AUST	3232	3432	272187.5	255937.5
17	H60	3432	R	MADA-AUST	3231	3432	272187.5	256562.5
17	H60	3432	R	MADA-AUST	3230	3432	272187.5	257187.5
17	H60	3432	R	MADA-AUST	3217	3432	272187.5	257812.5
17	H60	3432	R	MADA-AUST	3216	3432	272187.5	258437.5
17	H60	3432	R	MADA-AUST	3215	3432	272187.5	259062.5
17	H60	3432	R	MADA-AUST	3214	3432	272187.5	259687.5
17	H60	3432	R	MADA-AUST	3148	3432	272187.5	260312.5
17	H60	3432	R	MADA-AUST	3134	3432	272187.5	260937.5
17	H60	3432	R	MADA-AUST	3146	3432	272187.5	261562.5
17	H60	3432	R	MADA-AUST	3159	3432	272187.5	262187.5
17	H60	3432	R	MADA-AUST	3147	3432	272187.5	262812.5
17	H60	3432	R	MADA-AUST	3184	3432	272187.5	263437.5
17	H60	3432	R	MADA-AUST	3183	3432	272187.5	264062.5
17	H60	3432	R	MADA-AUST	3182	3432	272187.5	264687.5
17	H60	3432	R	MADA-AUST	3169	3432	272187.5	265312.5
17	H60	3432	R	MADA-AUST	3168	3432	272187.5	265937.5
17	H60	3432	R	MADA-AUST	3167	3432	272187.5	266562.5
17	H60	3432	R	MADA-AUST	3166	3432	272187.5	267187.5
17	H60	3432	R	MADA-AUST	3313	3432	272187.5	267812.5
17	H60	3432	R	MADA-AUST	3312	3432	272187.5	268437.5
17	H60	3432	R	MADA-AUST	3311	3432	272187.5	269062.5

17	H60	3432	R	MADA-AUST	3176	3432	270937.5	265937.5
17	H60	3432	R	MADA-AUST	3175	3432	270937.5	266562.5
17	H60	3432	R	MADA-AUST	3160	3432	270937.5	267187.5
17	H60	3432	R	MADA-AUST	3161	3432	270937.5	267812.5
17	H60	3432	R	MADA-AUST	3251	3432	270937.5	268437.5
17	H60	3432	R	MADA-AUST	3321	3432	270937.5	269062.5
17	H60	3432	R	MADA-AUST	3238	3432	270937.5	269687.5
17	H60	3432	R	MADA-AUST	3237	3432	271562.5	255312.5
17	H60	3432	R	MADA-AUST	3236	3432	271562.5	255937.5
17	H60	3432	R	MADA-AUST	3235	3432	271562.5	256562.5
17	H60	3432	R	MADA-AUST	3234	3432	271562.5	257187.5
17	H60	3432	R	MADA-AUST	3221	3432	271562.5	257812.5
17	H60	3432	R	MADA-AUST	3220	3432	271562.5	258437.5
17	H60	3432	R	MADA-AUST	3219	3432	271562.5	259062.5
17	H60	3432	R	MADA-AUST	3218	3432	271562.5	259687.5
17	H60	3432	R	MADA-AUST	3152	3432	271562.5	260312.5
17	H60	3432	R	MADA-AUST	3151	3432	271562.5	260937.5
17	H60	3432	R	MADA-AUST	3150	3432	271562.5	261562.5
17	H60	3432	R	MADA-AUST	3149	3432	271562.5	262187.5
17	H60	3432	R	MADA-AUST	3136	3432	271562.5	262812.5
17	H60	3432	R	MADA-AUST	3135	3432	271562.5	263437.5
17	H60	3432	R	MADA-AUST	3172	3432	271562.5	264062.5
17	H60	3432	R	MADA-AUST	3174	3432	271562.5	264687.5
17	H60	3432	R	MADA-AUST	3173	3432	271562.5	265312.5
17	H60	3432	R	MADA-AUST	3186	3432	271562.5	265937.5
17	H60	3432	R	MADA-AUST	3171	3432	271562.5	266562.5
17	H60	3432	R	MADA-AUST	3170	3432	271562.5	267187.5
17	H60	3432	R	MADA-AUST	3317	3432	271562.5	267812.5
17	H60	3432	R	MADA-AUST	3316	3432	271562.5	268437.5
17	H60	3432	R	MADA-AUST	3315	3432	271562.5	269062.5
17	H60	3432	R	MADA-AUST	3314	3432	271562.5	269687.5
17	H60	3432	R	MADA-AUST	3233	3432	272187.5	255312.5
17	H60	3432	R	MADA-AUST	3232	3432	272187.5	255937.5
17	H60	3432	R	MADA-AUST	3231	3432	272187.5	256562.5
17	H60	3432	R	MADA-AUST	3230	3432	272187.5	257187.5
17	H60	3432	R	MADA-AUST	3217	3432	272187.5	257812.5
17	H60	3432	R	MADA-AUST	3216	3432	272187.5	258437.5
17	H60	3432	R	MADA-AUST	3215	3432	272187.5	259062.5
17	H60	3432	R	MADA-AUST	3214	3432	272187.5	259687.5
17	H60	3432	R	MADA-AUST	3148	3432	272187.5	260312.5
17	H60	3432	R	MADA-AUST	3134	3432	272187.5	260937.5
17	H60	3432	R	MADA-AUST	3146	3432	272187.5	261562.5
17	H60	3432	R	MADA-AUST	3159	3432	272187.5	262187.5
17	H60	3432	R	MADA-AUST	3147	3432	272187.5	262812.5
17	H60	3432	R	MADA-AUST	3184	3432	272187.5	263437.5
17	H60	3432	R	MADA-AUST	3183	3432	272187.5	264062.5
17	H60	3432	R	MADA-AUST	3182	3432	272187.5	264687.5
17	H60	3432	R	MADA-AUST	3169	3432	272187.5	265312.5
17	H60	3432	R	MADA-AUST	3168	3432	272187.5	265937.5
17	H60	3432	R	MADA-AUST	3167	3432	272187.5	266562.5
17	H60	3432	R	MADA-AUST	3166	3432	272187.5	267187.5
17	H60	3432	R	MADA-AUST	3313	3432	272187.5	267812.5
17	H60	3432	R	MADA-AUST	3312	3432	272187.5	268437.5
17	H60	3432	R	MADA-AUST	3311	3432	272187.5	269062.5

17	H60	3432	R	MADA-AUST	3310	3432	272187.5	269687.5
462	H59	38325	R	MADA-AUST	28645	38325	272812.5	255312.5
462	H59	38325	R	MADA-AUST	28661	38325	272812.5	255937.5
462	H59	38325	R	MADA-AUST	28666	38325	272812.5	256562.5
462	H59	38325	R	MADA-AUST	28665	38325	272812.5	257187.5
102	H59	14623	R	MADA-AUST	12191	14623	272812.5	257812.5
102	H59	14623	R	MADA-AUST	12195	14623	272812.5	258437.5
102	H59	14623	R	MADA-AUST	12196	14623	272812.5	259062.5
102	H59	14623	R	MADA-AUST	12197	14623	272812.5	259687.5
102	H59	14623	R	MADA-AUST	12175	14623	272812.5	260312.5
102	H59	14623	R	MADA-AUST	12182	14623	272812.5	260937.5
102	H59	14623	R	MADA-AUST	12190	14623	272812.5	261562.5
102	H59	14623	R	MADA-AUST	12180	14623	272812.5	262187.5
17	H60	3432	R	MADA-AUST	3331	3432	272812.5	262812.5
17	H60	3432	R	MADA-AUST	3330	3432	272812.5	263437.5
17	H60	3432	R	MADA-AUST	3329	3432	272812.5	264062.5
17	H60	3432	R	MADA-AUST	3328	3432	272812.5	264687.5
17	H60	3432	R	MADA-AUST	3261	3432	272812.5	265312.5
17	H60	3432	R	MADA-AUST	3260	3432	272812.5	265937.5
17	H60	3432	R	MADA-AUST	3259	3432	272812.5	266562.5
17	H60	3432	R	MADA-AUST	3258	3432	272812.5	267187.5
17	H60	3432	R	MADA-AUST	3245	3432	272812.5	267812.5
17	H60	3432	R	MADA-AUST	3244	3432	272812.5	268437.5
17	H60	3432	R	MADA-AUST	3243	3432	272812.5	269062.5
17	H60	3432	R	MADA-AUST	3242	3432	272812.5	269687.5
462	H59	38325	R	MADA-AUST	28650	38325	273437.5	255312.5
462	H59	38325	R	MADA-AUST	28626	38325	273437.5	255937.5
462	H59	38325	R	MADA-AUST	28628	38325	273437.5	256562.5
462	H59	38325	R	MADA-AUST	28629	38325	273437.5	257187.5
102	H59	14623	R	MADA-AUST	12198	14623	273437.5	257812.5
102	H59	14623	R	MADA-AUST	12199	14623	273437.5	258437.5
102	H59	14623	R	MADA-AUST	12206	14623	273437.5	259062.5
102	H59	14623	R	MADA-AUST	12202	14623	273437.5	259687.5
102	H59	14623	R	MADA-AUST	12179	14623	273437.5	260312.5
102	H59	14623	R	MADA-AUST	12176	14623	273437.5	260937.5
102	H59	14623	R	MADA-AUST	12177	14623	273437.5	261562.5
102	H59	14623	R	MADA-AUST	12184	14623	273437.5	262187.5
17	H60	3432	R	MADA-AUST	3327	3432	273437.5	262812.5
17	H60	3432	R	MADA-AUST	3326	3432	273437.5	263437.5
17	H60	3432	R	MADA-AUST	3325	3432	273437.5	264062.5
17	H60	3432	R	MADA-AUST	3324	3432	273437.5	264687.5
17	H60	3432	R	MADA-AUST	3257	3432	273437.5	265312.5
17	H60	3432	R	MADA-AUST	3256	3432	273437.5	265937.5
17	H60	3432	R	MADA-AUST	3255	3432	273437.5	266562.5
17	H60	3432	R	MADA-AUST	3254	3432	273437.5	267187.5
17	H60	3432	R	MADA-AUST	3241	3432	273437.5	267812.5
17	H60	3432	R	MADA-AUST	3278	3432	273437.5	268437.5
17	H60	3432	R	MADA-AUST	3280	3432	273437.5	269062.5
17	H60	3432	R	MADA-AUST	3253	3432	273437.5	269687.5
462	H59	38325	R	MADA-AUST	28615	38325	274062.5	255312.5
462	H59	38325	R	MADA-AUST	28644	38325	274062.5	255937.5
462	H59	38325	R	MADA-AUST	28656	38325	274062.5	256562.5
462	H59	38325	R	MADA-AUST	28649	38325	274062.5	257187.5
102	H59	14623	R	MADA-AUST	12203	14623	274062.5	257812.5

102	H59	14623	R	MADA-AUST	12204	14623	274062.5	258437.5
102	H59	14623	R	MADA-AUST	12205	14623	274062.5	259062.5
102	H59	14623	R	MADA-AUST	12200	14623	274062.5	259687.5
102	H59	14623	R	MADA-AUST	12185	14623	274062.5	260312.5
102	H59	14623	R	MADA-AUST	12186	14623	274062.5	260937.5
102	H59	14623	R	MADA-AUST	12187	14623	274062.5	261562.5
102	H59	14623	R	MADA-AUST	12188	14623	274062.5	262187.5
17	H60	3432	R	MADA-AUST	3323	3432	274062.5	262812.5
17	H60	3432	R	MADA-AUST	3322	3432	274062.5	263437.5
17	H60	3432	R	MADA-AUST	3291	3432	274062.5	264062.5
17	H60	3432	R	MADA-AUST	3334	3432	274062.5	264687.5
17	H60	3432	R	MADA-AUST	3240	3432	274062.5	265312.5
17	H60	3432	R	MADA-AUST	3252	3432	274062.5	265937.5
17	H60	3432	R	MADA-AUST	3265	3432	274062.5	266562.5
17	H60	3432	R	MADA-AUST	3250	3432	274062.5	267187.5
17	H60	3432	R	MADA-AUST	3290	3432	274062.5	267812.5
17	H60	3432	R	MADA-AUST	3289	3432	274062.5	268437.5
17	H60	3432	R	MADA-AUST	3288	3432	274062.5	269062.5
17	H60	3432	R	MADA-AUST	3287	3432	274062.5	269687.5
462	H59	38325	R	MADA-AUST	28648	38325	274687.5	255312.5
462	H59	38325	R	MADA-AUST	28647	38325	274687.5	255937.5
462	H59	38325	R	MADA-AUST	28646	38325	274687.5	256562.5
462	H59	38325	R	MADA-AUST	28606	38325	274687.5	257187.5
102	H59	14623	R	MADA-AUST	12201	14623	274687.5	257812.5
102	H59	14623	R	MADA-AUST	12207	14623	274687.5	258437.5
102	H59	14623	R	MADA-AUST	12193	14623	274687.5	259062.5
102	H59	14623	R	MADA-AUST	12160	14623	274687.5	259687.5
102	H59	14623	R	MADA-AUST	12189	14623	274687.5	260312.5
102	H59	14623	R	MADA-AUST	12167	14623	274687.5	260937.5
102	H59	14623	R	MADA-AUST	12165	14623	274687.5	261562.5
102	H59	14623	R	MADA-AUST	12181	14623	274687.5	262187.5
17	H60	3432	R	MADA-AUST	3294	3432	274687.5	262812.5
17	H60	3432	R	MADA-AUST	3264	3432	274687.5	263437.5
17	H60	3432	R	MADA-AUST	3263	3432	274687.5	264062.5
17	H60	3432	R	MADA-AUST	3262	3432	274687.5	264687.5
17	H60	3432	R	MADA-AUST	3249	3432	274687.5	265312.5
17	H60	3432	R	MADA-AUST	3248	3432	274687.5	265937.5
17	H60	3432	R	MADA-AUST	3247	3432	274687.5	266562.5
17	H60	3432	R	MADA-AUST	3246	3432	274687.5	267187.5
17	H60	3432	R	MADA-AUST	3286	3432	274687.5	267812.5
17	H60	3432	R	MADA-AUST	3285	3432	274687.5	268437.5
17	H60	3432	R	MADA-AUST	3284	3432	274687.5	269062.5
17	H60	3432	R	MADA-AUST	3283	3432	274687.5	269687.5
462	H59	38325	R	MADA-AUST	28608	38325	275312.5	247812.5
462	H59	38325	R	MADA-AUST	28617	38325	275312.5	248437.5
462	H59	38325	R	MADA-AUST	28616	38325	275312.5	249062.5
462	H59	38325	R	MADA-AUST	28618	38325	275312.5	249687.5
462	H59	38325	R	MADA-AUST	28593	38325	275312.5	250312.5
462	H59	38325	R	MADA-AUST	28594	38325	275312.5	250937.5
462	H59	38325	R	MADA-AUST	28595	38325	275312.5	251562.5
462	H59	38325	R	MADA-AUST	28587	38325	275312.5	252187.5
462	H59	38325	R	MADA-AUST	28635	38325	275312.5	252812.5
462	H59	38325	R	MADA-AUST	28659	38325	275312.5	253437.5
462	H59	38325	R	MADA-AUST	28637	38325	275312.5	254062.5

462	H59	38325	R	MADA-AUST	28651	38325	275312.5	254687.5
462	H59	38325	R	MADA-AUST	28603	38325	275312.5	255312.5
462	H59	38325	R	MADA-AUST	28602	38325	275312.5	255937.5
462	H59	38325	R	MADA-AUST	28601	38325	275312.5	256562.5
462	H59	38325	R	MADA-AUST	28600	38325	275312.5	257187.5
102	H59	14623	R	MADA-AUST	12161	14623	275312.5	257812.5
102	H59	14623	R	MADA-AUST	12162	14623	275312.5	258437.5
102	H59	14623	R	MADA-AUST	12163	14623	275312.5	259062.5
102	H59	14623	R	MADA-AUST	12164	14623	275312.5	259687.5
102	H59	14623	R	MADA-AUST	12111	14623	275312.5	260312.5
102	H59	14623	R	MADA-AUST	12112	14623	275312.5	260937.5
102	H59	14623	R	MADA-AUST	12113	14623	275312.5	261562.5
102	H59	14623	R	MADA-AUST	12107	14623	275312.5	262187.5
462	H59	38325	R	MADA-AUST	28627	38325	275937.5	247812.5
462	H59	38325	R	MADA-AUST	28630	38325	275937.5	248437.5
462	H59	38325	R	MADA-AUST	28596	38325	275937.5	249062.5
462	H59	38325	R	MADA-AUST	28609	38325	275937.5	249687.5
462	H59	38325	R	MADA-AUST	28652	38325	275937.5	250312.5
462	H59	38325	R	MADA-AUST	28653	38325	275937.5	250937.5
462	H59	38325	R	MADA-AUST	28619	38325	275937.5	251562.5
462	H59	38325	R	MADA-AUST	28607	38325	275937.5	252187.5
462	H59	38325	R	MADA-AUST	28631	38325	275937.5	252812.5
462	H59	38325	R	MADA-AUST	28621	38325	275937.5	253437.5
462	H59	38325	R	MADA-AUST	28622	38325	275937.5	254062.5
462	H59	38325	R	MADA-AUST	28623	38325	275937.5	254687.5
462	H59	38325	R	MADA-AUST	28638	38325	275937.5	255312.5
462	H59	38325	R	MADA-AUST	28598	38325	275937.5	255937.5
462	H59	38325	R	MADA-AUST	28614	38325	275937.5	256562.5
462	H59	38325	R	MADA-AUST	28632	38325	275937.5	257187.5
102	H59	14623	R	MADA-AUST	12192	14623	275937.5	257812.5
102	H59	14623	R	MADA-AUST	12174	14623	275937.5	258437.5
102	H59	14623	R	MADA-AUST	12183	14623	275937.5	259062.5
102	H59	14623	R	MADA-AUST	12166	14623	275937.5	259687.5
102	H59	14623	R	MADA-AUST	12115	14623	275937.5	260312.5
102	H59	14623	R	MADA-AUST	12117	14623	275937.5	260937.5
102	H59	14623	R	MADA-AUST	12126	14623	275937.5	261562.5
102	H59	14623	R	MADA-AUST	12118	14623	275937.5	262187.5
462	H59	38325	R	MADA-AUST	28610	38325	276562.5	247812.5
462	H59	38325	R	MADA-AUST	28611	38325	276562.5	248437.5
462	H59	38325	R	MADA-AUST	28612	38325	276562.5	249062.5
462	H59	38325	R	MADA-AUST	28613	38325	276562.5	249687.5
462	H59	38325	R	MADA-AUST	28654	38325	276562.5	250312.5
462	H59	38325	R	MADA-AUST	28636	38325	276562.5	250937.5
462	H59	38325	R	MADA-AUST	28589	38325	276562.5	251562.5
462	H59	38325	R	MADA-AUST	28590	38325	276562.5	252187.5
462	H59	38325	R	MADA-AUST	28633	38325	276562.5	252812.5
462	H59	38325	R	MADA-AUST	28624	38325	276562.5	253437.5
462	H59	38325	R	MADA-AUST	28634	38325	276562.5	254062.5
462	H59	38325	R	MADA-AUST	28597	38325	276562.5	254687.5
462	H59	38325	R	MADA-AUST	28620	38325	276562.5	255312.5
462	H59	38325	R	MADA-AUST	28625	38325	276562.5	255937.5
462	H59	38325	R	MADA-AUST	28643	38325	276562.5	256562.5
462	H59	38325	R	MADA-AUST	28642	38325	276562.5	257187.5
102	H59	14623	R	MADA-AUST	12159	14623	276562.5	257812.5

102	H59	14623	R	MADA-AUST	12168	14623	276562.5	258437.5
102	H59	14623	R	MADA-AUST	12169	14623	276562.5	259062.5
102	H59	14623	R	MADA-AUST	12170	14623	276562.5	259687.5
102	H59	14623	R	MADA-AUST	12110	14623	276562.5	260312.5
102	H59	14623	R	MADA-AUST	12154	14623	276562.5	260937.5
102	H59	14623	R	MADA-AUST	12120	14623	276562.5	261562.5
102	H59	14623	R	MADA-AUST	12178	14623	276562.5	262187.5
462	H59	38325	R	MADA-AUST	28655	38325	277187.5	247812.5
462	H59	38325	R	MADA-AUST	28591	38325	277187.5	248437.5
462	H59	38325	R	MADA-AUST	28588	38325	277187.5	249062.5
462	H59	38325	R	MADA-AUST	28592	38325	277187.5	249687.5
462	H59	38325	R	MADA-AUST	28664	38325	277187.5	250312.5
462	H59	38325	R	MADA-AUST	28663	38325	277187.5	250937.5
462	H59	38325	R	MADA-AUST	28662	38325	277187.5	251562.5
462	H59	38325	R	MADA-AUST	28657	38325	277187.5	252187.5
462	H59	38325	R	MADA-AUST	28599	38325	277187.5	252812.5
462	H59	38325	R	MADA-AUST	28660	38325	277187.5	253437.5
462	H59	38325	R	MADA-AUST	28605	38325	277187.5	254062.5
462	H59	38325	R	MADA-AUST	28604	38325	277187.5	254687.5
462	H59	38325	R	MADA-AUST	28641	38325	277187.5	255312.5
462	H59	38325	R	MADA-AUST	28640	38325	277187.5	255937.5
462	H59	38325	R	MADA-AUST	28639	38325	277187.5	256562.5
462	H59	38325	R	MADA-AUST	28658	38325	277187.5	257187.5
102	H59	14623	R	MADA-AUST	12171	14623	277187.5	257812.5
102	H59	14623	R	MADA-AUST	12172	14623	277187.5	258437.5
102	H59	14623	R	MADA-AUST	12173	14623	277187.5	259062.5
102	H59	14623	R	MADA-AUST	12152	14623	277187.5	259687.5
102	H59	14623	R	MADA-AUST	12121	14623	277187.5	260312.5
102	H59	14623	R	MADA-AUST	12122	14623	277187.5	260937.5
102	H59	14623	R	MADA-AUST	12123	14623	277187.5	261562.5
102	H59	14623	R	MADA-AUST	12124	14623	277187.5	262187.5
102	H59	14623	R	MADA-AUST	12097	14623	277812.5	257187.5
102	H59	14623	R	MADA-AUST	12151	14623	277812.5	257812.5
102	H59	14623	R	MADA-AUST	12144	14623	277812.5	258437.5
102	H59	14623	R	MADA-AUST	12145	14623	277812.5	259062.5
102	H59	14623	R	MADA-AUST	12146	14623	277812.5	259687.5
102	H59	14623	R	MADA-AUST	12133	14623	277812.5	260312.5
102	H59	14623	R	MADA-AUST	12149	14623	277812.5	260937.5
102	H59	14623	R	MADA-AUST	12129	14623	277812.5	261562.5
102	H59	14623	R	MADA-AUST	12130	14623	277812.5	262187.5
379	G61	31735	R	ENERGEX	24774	31735	232812.5	172812.5
379	G61	31735	R	ENERGEX	24775	31735	232812.5	173437.5
379	G61	31735	R	ENERGEX	24776	31735	232812.5	174062.5
379	G61	31735	R	ENERGEX	24783	31735	232812.5	174687.5
379	G61	31735	R	ENERGEX	24771	31735	233437.5	172812.5
379	G61	31735	R	ENERGEX	24769	31735	233437.5	173437.5
379	G61	31735	R	ENERGEX	24784	31735	233437.5	174062.5
379	G61	31735	R	ENERGEX	24779	31735	233437.5	174687.5
379	G61	31735	R	ENERGEX	24780	31735	234062.5	172812.5
379	G61	31735	R	ENERGEX	24782	31735	234062.5	173437.5
379	G61	31735	R	ENERGEX	24773	31735	234062.5	174062.5
379	G61	31735	R	ENERGEX	24781	31735	234062.5	174687.5
379	G61	31735	R	ENERGEX	24778	31735	234687.5	172812.5
379	G61	31735	R	ENERGEX	24777	31735	234687.5	173437.5

379	G61	31735	R	ENERGEX	24770	31735	234687.5	174062.5
379	G61	31735	R	ENERGEX	24772	31735	234687.5	174687.5
378	G61	31734	R	ENERGEX	24765	31734	237812.5	185312.5
378	G61	31734	R	ENERGEX	24764	31734	237812.5	185937.5
378	G61	31734	R	ENERGEX	24763	31734	237812.5	186562.5
378	G61	31734	R	ENERGEX	24767	31734	237812.5	187187.5
378	G61	31734	R	ENERGEX	24762	31734	238437.5	185312.5
378	G61	31734	R	ENERGEX	24761	31734	238437.5	185937.5
378	G61	31734	R	ENERGEX	24753	31734	238437.5	186562.5
378	G61	31734	R	ENERGEX	24760	31734	238437.5	187187.5
378	G61	31734	R	ENERGEX	24768	31734	239062.5	185312.5
378	G61	31734	R	ENERGEX	24759	31734	239062.5	185937.5
378	G61	31734	R	ENERGEX	24755	31734	239062.5	186562.5
378	G61	31734	R	ENERGEX	24754	31734	239062.5	187187.5
378	G61	31734	R	ENERGEX	24766	31734	239687.5	185312.5
378	G61	31734	R	ENERGEX	24756	31734	239687.5	185937.5
378	G61	31734	R	ENERGEX	24757	31734	239687.5	186562.5
378	G61	31734	R	ENERGEX	24758	31734	239687.5	187187.5

Joint Venture Agreement

Annexure B- Form of Mazoto Sublease Agreement

MINING SUBLEASE AGREEMENT

Between :

Mazoto Minerals SARL, a limited liability company with share capital of 2.000.000,00 Ariary, the head office of which is located at 135 Bis, Route circulaire, Ankorahotra, 101 Antananarivo, Madagascar, registered at the Trade and Company Register of Antananarivo under number

2006B01026, holding the Statistical Number 14398 11 2006 0 10926 and the Tax Registration Number 3000007377, represented by Mr Jean Luc Marquetoux in his quality as Manager of the Company, having all powers in that respect,

(Herein after called «Mazoto») on the one hand, And,

ERG (Madagascar) Ltd, a limited liability company with a capital of 2.000.000,00 Ariary, the head office of which is located at Pres lot 001 A Bis, Andranomena-Antehiroka, Antananarivo 101, Madagascar, registered at the Trade and Company Register under Number , holding the Statistical Number and the Tax Registration Number , represented by Mr Roland Fok-Seung in his quality as Manager of the Company, having all powers in that respect,

(Herein after called « ERG») on the other hand

PREAMBLE

(A) Mazoto is the holder of mining permit number <insert> (herein after “the Permit”)

relating on a total of squares.

(B)	Mazoto envisages conceding to the benefit of ERG, the rights for exploring Minerals as defined in Article one below.

(C)	Therefore, Mazoto and ERG decided to set the terms and of their respective agreement and commitment as follows.

Article 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In the present Agreement, unless the context otherwise requires:

- « Ar » refers to Ariary, a currency of the Republic of Madagascar;

-	« Claim » refers to a mineral claim such as defined by the mining legislation in Madagascar, and as being part of the area demarcated by a permit;

- « Industrial Mineral Rights » means all Mineral Rights with respect to the Minerals.

-	« Minerals » or « Industrial Minerals » refers to the minerals listed in Annex A and the research and/or exploitation of which is authorized within the Permit Area from time to time;

-	« Mineral Rights » means the right to explore for and mine minerals within the Permit Area in accordance with the Permit.

- « Other Minerals » means all other minerals other than Minerals.

-	« Other Mineral Rights » means all Mineral Rights other than the Industrial Mineral Rights in respect of the Permit.

- « Permit » means mining permit number <insert>;

- « Permit Area» means the area of the Permit described in Annex B;

- « Party » refers to any of the parties to the present Agreement; and

- « Term » has the meaning given to that term in Article 11 of this Sublease Agreement.

The word forms issued from a word or an expression as defined in the present clause shall have the same meaning as the above mentioned ones.

1.2. Interpretation

In the interpretation of the present Agreement, except for contradiction with the subject matter or the context,

(a) Titles are given in the present Agreement only for convenience and they in no case must be used for interpreting the latter;

(b) Any reference to the preamble, to the clauses, indentation, paragraphs, annexes are references to the preamble, the clauses, the indentations, the paragraphs and annexes of the present Agreement;

(c) « including » and similar expressions are not restrictive words.

The Parties acknowledge and agree that this Sublease Agreement shall be signed in both the French and English language. In the event of any discrepancy in translation or difference in interpretation between the two versions, the English language version shall prevail.

Article 2. PURPOSE OF THE AGREEMENT

Through the presents, Mazoto, in its capacity as holder of the Permit, under the herein after terms and conditions, concedes to ERG, who accepts, the rights of exploring the Minerals on the Permit Area.

Under the present Sublease Agreement, the research/exploration rights belonging to Mazoto by virtue of the Permit and relating to the Minerals shall be granted to ERG in respect of the Permit Area. In that respect, the latter has the exclusive right of undertaking the prospecting and the search for the Minerals to the extent they are included in the Permit. The obligations, which are both administrative, fiscal and environmental relating to the Permits, in accordance to the provisions of Article 140 of Decree n°2006-910 of 19 December 2006 which sets the modalities for applying the Mining Law, as well as the ownership of such Permit however remain with Mazoto.

Article 3 : RIGHTS AND OBLIGATIONS

3.1. Rights and obligations of Mazoto

3.1.1 - Obligations of Mazoto

Mazoto acknowledges and agrees that once this Sublease Agreement is executed and for the duration of the Term, access to the Permit must be granted to ERG along with copies of all material documents related to or associated with the Permit Area.

Mazoto grants to ERG the exclusive rights to undertake the prospecting and the mining research in order to identify Minerals, and to collect all necessary data with a view to exploiting one such Mineral or several of them. Any and all data collected as part of undertaking prospecting and mining research is the property of ERG but ERG will provide Mazoto copies on the reasonable request of Mazoto at ERG’s cost.

Mazoto shall manage the Permit in conformity with the legal and regulatory provisions in force and shall provide to ERG all current and coming information relating to the Permit.

Mazoto commits, upon a simple request by ERG and to the expense of the latter, to: (i) attend to the renewal of the Permit before their expiration; and

(ii) on completion of a bankable feasibility study and decision to mine being made in respect of all or a portion of the Permit Area, apply to the Bureau du Cadastre Minier de Madagascar (« BCMM ») for the transformation of one part or the total of the Permit Area which will be the mining area into exploitation permits.

All fees paid and costs engendered by Mazoto under the last paragraph will be cross-charged to

ERG.

This Sublease Agreement continues to operate in respect of that part of the Permit Area that is not transformed into an exploitation permit(s).

3.2. Obligations of ERG

For the duration of the Agreement, ERG shall:

(a) Conduct its research/exploration activities under the Permit by respecting the conditions and obligations imposed on the holder of mining permits, in accordance with the legislation and regulation in force on the territory of the Republic of Madagascar, more particularly the Madagascan legal and regulatory provisions in mining and environmental matters and in accordance with the international standards and practices in terms of safety and ethics;

(b) Take in the course of its research/exploration activities all reasonable actions which prove necessary to maintain the validity of the Permit that are the objects of the present Sublease Agreement and to avoid its forfeiture;

(c) Repair any damage that Mazoto might suffer and reimburse any expense that the latter might incur as a result of an activity undertaken by ERG, its authorized officials, its employees, subcontractors or agents, within the Permit Area under the Permit that is the object of the present Sublease Agreement;

(d) Proceed to, and fund the feasibility study of the exploitation of the Permit in relation to

Minerals that are the objects to the present Sublease Agreement.

Article 4 : SUBLEASE

4.1 : Grant of subleases

(a) Mazoto agrees to grant to ERG the Industrial Mineral Rights and the exclusive right to carry out prospecting and mining operations within the Permit Area, in accordance with the laws of Madagascar, for the purposes of identifying and exploiting any Minerals within that area.

(b) Mazoto hereby grants to ERG a sublease over the Permit Area to have the exclusive right to carry out prospecting and mining within the Permit Area, in accordance with the laws of Madagascar, for the purposes of identifying and exploiting any Minerals within that area.

4.2 Covenants of Mazoto in respect of the Permit

Mazoto, at the cost of ERG, must:

(a) use all reasonable endeavours permitted under the laws of Madagascar to ensure the Permit is renewed in the usual course for such periods as permitted by the Mining Code, as requested by ERG;

(b) do all such acts as are reasonably necessary to keep the Permit in good standing which can only be done or performed by the registered holder of the Permit, provided that Mazoto must give to ERG adequate prior notice of all such acts; and

(c) use all reasonable endeavours to have this Sublease Agreement registered with the BCMM as soon as possible.

4.3 Covenants of ERG in respect of the Permit

Subject to Article 4.2, ERG must:

(a) do all such acts and make all such payments as are reasonably necessary to keep the Permit in good standing;

(b) comply with all minimum expenditure obligations in respect of the Permit (if any); and

(c) contribute as sole contributors to all outgoings (being rents, rates, survey fees and other fees and charges under applicable legislation or otherwise in connection with the Permit).

4.4 Remedies of ERG

(a) If Mazoto does, permits or suffers to be done anything, or omits to do anything required under the Mining Code or other laws of Madagascar, which constitutes a breach of any of its covenants under this Sublease Agreement and which may, in ERG’s reasonable opinion, result in:

(i) the termination or non-renewal of the Permit;

(ii) a revocation of any permit, authority or approval necessary to maintain the good standing of the Permit; or

(iii) loss of access to any part of the Permit Area,

ERG has the right, on each occurrence, to be appointed Mazoto’s attorney for the purpose of taking whatever remedial steps it considers necessary to remedy the breach.

(b) Any costs incurred by ERG in exercising its rights pursuant to Article 4.4(a) will be a debt due from Mazoto to ERG payable upon demand.

(c) The rights created by Article 4.4(a) are the sole remedy in respect to a breach to which

Article 4.4(a) applies.

(d) ERG will not be liable to Mazoto for any loss or damage suffered by Mazoto as a result of actions taken or omissions made by ERG in the course of exercising or purporting to exercise its rights under Article 4.4(a) so long as ERG has acted in good faith.

4.5 Exercise of Industrial Mineral Rights

ERG must, in the exercise of its Industrial Mineral Rights:

(a) comply with the conditions of the Permit (to the extent that those conditions relate to the

Permit Area) as if ERG were the permit holder;

(b) comply with the requirements of the BCMM, the Mining Code, environmental laws and any other laws dealing with miners and the research/exploration for and mining of minerals;

(c) be responsible for approvals required for activities on the Permit Area;

(d) be responsible for the preparation and lodgement of any reporting obligations on any work done on, and money expended in connection with the Permit Area;

(e) comply with, adopt and exercise good mining practices including rehabilitating any ground disturbance;

(f) without prejudice to Article 8, use its reasonable endeavours to minimise interference with Mazoto’s activities in planning, programming and executing any exploration activity on the Permit;

(g) keep all drill holes, costeans, trenches, excavations, shafts and other workings secure and safe and properly maintained and, where necessary, fenced; and

(h) not do or suffer to be done anything which will or may place in jeopardy the Permit or render it liable to forfeiture.

4.6 Notice of activities

(a) ERG must, at least 20 working days prior to commencing any program of activity on the Permit Area (Proposed Activity), give a notice to Mazoto (Notice of Proposed Activity) containing particulars of:

(i) the general nature of the Proposed Activity; and

(ii) the areas of the Permit Area which ERG proposes to enter upon to conduct the Proposed Activity and or to construct, operate and maintain infrastructure in relation to the Proposed Activity.

(b) ERG will, at the cost of Mazoto, assay any exploration results for any Other Minerals requested by Mazoto provided that such request is received in sufficient time for ERG to make such request of the laboratory conducting the assay.

(c) Mazoto will, at the cost of ERG, assay any exploration results for any Industrial Minerals within the Permit Area requested by ERG provided that such request is received in sufficient time for Mazoto to make such request of the laboratory conducting the assay.

(d) ERG must provide to Mazoto the results of ERG’s activities on the Permit Area by way of: (i) quarterly reports; and

(ii) reports at such other times as is required by Mazoto to enable it to comply with statutory and mining departmental (BCMM) reporting obligations as the holder of the Permit.

4.7 Mutual indemnities

(a) ERG agrees to indemnify, and keep indemnified, and hold harmless Mazoto and its directors, employees and consultants from and against all claims that may be made, brought against, suffered, sustained or incurred by Mazoto, arising out of any act or omission (including any negligent act or omission) of ERG and in the course of the exercise of activities undertaken by ERG on the Permit Area.

(b) Mazoto agrees to indemnify, and keep indemnified, and hold harmless ERG and its directors, employees and consultants from and against all claims that may be made, brought against, suffered, sustained or incurred by ERG, arising out of any act or omission (including any negligent act or omission) of Mazoto and in the course of the exercise of activities undertaken by Mazoto on the Permit Area.

4.8 Acknowledgement

The Parties acknowledge that Exploration Operations may only be conducted in respect of those Industrial Minerals noted on the Permits or for which an authorisation of the BCMM has been received by Mazoto acknowledging that those Industrial Minerals are the subject of the Permit. Mazoto must apply to the BCMM to add such of the Minerals to the Permit as may be requested by ERG from time to time to the extent those Minerals are not already noted on the Permit.

Article 5: PERMIT TRANSFORMATION

Mazoto commits, upon a simple written request by ERG and at the expense of the latter, on completion of a bankable feasibility study and decision to mine being made in respect of the Permit Area, to apply to the BCMM to secure the transformation of the mining area portion of the Permit Area into exploitation permits.

All the fees paid and costs engendered by Mazoto, under the present Article, shall be cross- charged to ERG.

If, under the relevant Mining Law, this Agreement can not continue in respect to the portion of the Permit converted into a exploitation permit, then Mazoto undertakes and agrees to enter into a further sublease agreement with ERG in respect of the exploitation permit on the same terms and conditions as this current Sublease Agreement.

Article 6 : COUNTERPART OF THE MINING EXPLORATION RIGHTS OF ERG

The mining research work undertaken by ERG by virtue of the present Sublease Agreement, enables Mazoto to spare some expenses that they would have had to pay if they themselves had undertaken such research work on the Permit Area.

In addition to the costs related to the above mentioned costs, ERG shall pay: (a) the costs generated by the exploration of the Minerals;

(b) the mining administration fees payable to BCMM in relation to the Permit, as well as all related expenses;

(c) the mining royalties and rebates payable in relation to Minerals to BCMM in case of exploitation of the Minerals;

(d) the local and/or national taxes applied to the Minerals;

(e) the costs related to the environmental impact assessments that are required in respect of

ERG exercising its rights under the present Sublease Agreement;

(f) the costs related to the feasibility study of the exploitation of the Minerals;

(g) the costs of rehabilitation that is necessary and consecutive to its activities on the land the subject of the Permit Area and required under the observance of the regulation in force; and

(h) the dues and fees to maintain the validity of the Permit.

ERG commits to reimburse without delay to Mazoto all the expenses that are incurred by the latter with regard to the above mentioned costs or otherwise attend to pay the above costs directly to the relevant authority.

Article 7 : PERMIT TRANSFER AND EXCLUSION

The research/exploration rights of ERG which result from the present Sublease Agreement do not confer upon ERG any ownership rights to the Permit. Nevertheless, the rights resulting from the present Agreement follow the Permit in whatever hand it passes. In that respect, Mazoto might assign the Permit, subject to the fact that the transferee signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

However, ERG benefits from a preemptive right on any proposal to transfer the Permit other than to Mazoto or to Mazoto or to any other company, the shares of which are in majority held by Mazoto, subject to the fact that the acquirer signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

For the exercising of such preemptive right, any proposal to transfer the Permit shall be notified in advance to ERG within a period of 30 days at least prior to its achievement so that ERG can provide a bid.

If ERG wishes to exercise such preemptive right, ERG shall give notice to Mazoto within the 30 day period referred to above to acquire the Permit at the price and otherwise on the same terms and conditions offered to Mazoto by the third party.

If, within a period of 30 days as of the notification date, ERG does not exercise its preemptive right, Mazoto may transfer the Permit to a third party on condition that the transferee signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

Therefore, the transferee shall substitute Mazoto under the obligations and conditions resulting from the present Sublease Agreement.

ERG may, by providing written notice to Mazoto, exclude the Permit from the operation of this

Sublease Agreement, provided:

(a) ERG gives two months written notice of its intention to exclude the Permit from the operation of this Sublease Agreement; and

(b) the costs referred to in Article 6 are up-to-date and ERG has paid all rent and taxes applying to the Permit for 1 year, commencing on the date ERG gives written notice of exclusion of the Permit under this Article 7.

Article 8 : OTHER MINERAL RIGHTS

8.1 Holder of the Permit and Other Mineral Rights

The parties agree and acknowledge that Mazoto is:

(a) subject to the Permit being transformed in to an exploitation permit, the registered holder of the Permit; and

(b) the sole holder of the Other Mineral Rights,

and no other party has any rights in the Permit or the Other Mineral Rights other than as contemplated by this Sublease Agreement.

8.2 Priority of exercise of Industrial Mineral Rights by ERG

Subject to clause 8.4, Mazoto, as the holder of the Other Mineral Rights, and ERG must consult, co-operate and otherwise use all reasonable endeavours not to interfere with:

(a) the exercise of the Industrial Mineral Rights by ERG; and

(b) the exercise of the Other Mineral Rights by Mazoto,

but to the extent such interference cannot reasonably be avoided, the exercise of the Industrial Mineral Rights by ERG will have priority. Without limiting the foregoing, Mazoto, as the holder of the Other Mineral Rights, and ERG must, prior to the commencement of their respective seasonal exploration programmes on the Permit Area, consult with each other as to the contents of those programs and use reasonable endeavours to ensure those programs are not incompatible.

8.3 Exercise of Other Mineral Rights by Mazoto

In the exercise of the Other Mineral Rights, Mazoto must:

(a) comply with all applicable laws and conditions of grant of the Permit; and

(b) not do or suffer to be done anything which will or may render the Permit liable to cancellation or forfeiture.

8.4 Suspension of Other Mineral Rights for duration of mining operations

Subject to Article 8.7, upon ERG making a decision to mine in respect of the whole or any part of the Permit Area, the Other Mineral Rights of Mazoto will be suspended over the relevant mining area for the duration of the mining operations the subject of that decision to mine.

8.5 Transfer of Other Mineral Rights

Mazoto may transfer, assign or otherwise dispose of the whole or any part of the Other Mineral

Rights to any person (OMR Transferee) subject to:

(a) Mazoto giving ERG the opportunity to match any bona fide third party offer for the Other Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from Mazoto;

(b) the OMR Transferee being technically and financially able to perform the obligations of Mazoto as the holder of the Other Mineral Rights under this Sublease Agreement to the extent of the interest disposed of; and

(c) the OMR Transferee entering into an agreement deed to the present Sublease Agreement that recognize the rights of ERG such as defined under the present Sublease Agreement.

8.6 Transfer of Industrial Mineral Rights

ERG may transfer, assign or otherwise dispose of the whole or any part of the Industrial Mineral

Rights to any person (IMR Transferee) subject to:

(a) ERG giving Mazoto the opportunity to match any bona fide third party offer for the Industrial Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from ERG;

(b) the IMR Transferee being technically and financially able to perform the obligations of ERG as the holder of the Industrial Mineral Rights under this Sublease Agreement to the extent of the interest disposed of; and

(c) the OMR Transferee entering into an agreement deed to the present Sublease Agreement that recognize the rights of ERG such as defined under the present Sublease Agreement.

8.7 Co-mingling

(a) If a deposit of Industrial Minerals is co-mingled or co-incident to a deposit of Other Minerals then Mazoto and ERG will negotiate in good faith the terms on which they will jointly develop the Industrial Minerals and Other Minerals, provided that, subject to Article 8.7(b), in no circumstances will the exploration or development of a deposit of Other Minerals impede the exploration or development of a deposit of Industrial Minerals.

(b) The development of a deposit of Other Minerals that is co-mingled or co-incident to a deposit of Industrial Minerals will prevail over the exploration or development of the deposit of Industrial Minerals only in following circumstances:

(i) the deposit of Other Minerals has been determined by a competent person to be an orebody comprising a resource or reserve with a greater net present value than the deposit of Industrial Minerals; and

(ii) Mazoto can demonstrate to the satisfaction of the ERG, acting reasonably, that the deposit of Other Minerals can and will be developed and mined within the same timeframe as ERG proposes to develop and mine the deposit of Industrial Minerals.

In this Article 8.7(b), “reserve”, “resource” and “competent person” have the meanings ascribed to those terms in the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia and known as the JORC Code.

(c) Subject to Article 8.7(d), if Mazoto and ERG are unable to negotiate the joint development of the Industrial Minerals and Other Minerals, then as part of the development of the Industrial Minerals ERG will, on receiving a written notification from Mazoto, stockpile the Other Minerals so that Mazoto may have the benefit of the development of the Other Minerals once ERG has ceased mining.

(d) Any stockpiling costs associated with the development of Industrial Minerals (including overburden and waste) will be at the expense of ERG. Any costs associated with the stockpiling of Other Minerals undertaken at the request of Mazoto which are not activities which would have been incurred by ERG in the course of mining operations in any event, including (but not limited to) any ongoing environmental compliance costs, will be funded

100% by Mazoto.

Article 9 : RESPONSIBILITIES

ERG only is responsible for its activities resulting from the present Sublease Agreement. In no way is ERG responsible for the activities of Mazoto, including with respect to the exercise of the Other Mineral Rights.

In addition, in case of non observance by ERG of its obligations towards the mining administration and at the environmental level as set out in the present Sublease Agreement, it commits to indemnify Mazoto with regard to any prejudice, damage, loss and costs resulting from the non observance of such obligations.

Article 10 : SUSPENSION OF RIGHTS AND TERMINATION

In case of termination of the present Sublease Agreement, whether in case of failure by either

Party or upon expiration of the Sublease Agreement:

(a) the rights of ERG resulting from the present Sublease Agreement shall cease as a right;

(b) similarly, ERG shall not be responsible for any obligation resulting from the present Sublease Agreement except for its obligations that are normally due originating from facts prior to the effectiveness date of the termination but that the latter could not have accomplished on the termination date; and

(c) ERG to the satisfaction of the government departments or authorities involved commits itself to discharge any obligation and responsibility that would be imposed on it by the legislation and regulations in force, with regard to the environmental rehabilitation of the areas covered by the Permit Area but only to the extent that those obligations and responsibilities are the result of operations undertaken by ERG, its authorized officials, its employees, subcontractors or agents.

Article 11: DURATION AND RENEWAL

The present Sublease Agreement becomes effective on the date it is signed and remains valid and in force for the duration of the term of the Permit, including the term of any renewal of the Permit (“Term”).

Notwithstanding what precedes, the duration of the present Sublease Agreement in so far as it relates to the Permit will expire where the Permit is excluded from this Sublease Agreement in accordance with Article 7 of this Sublease Agreement.

If, under the relevant Mining Law, the Term is unable to extend to any renewal of the Permit, Mazoto undertakes and agrees to enter into a further sublease agreement with ERG for the period of the renewal of the Permit on the same terms and conditions as the current Sublease Agreement.

This Sublease Agreement terminates immediately upon the occurrence of: (a) any unanimous agreement by Mazoto and ERG to that effect;

(b) ERG ceasing to have any rights to any of the Industrial Mineral Rights; and

(c) Termination under Article 12(b).

Article 12 : EVENT OF DEFAULT

(a) Should a Party fail to do, execute or perform any material act or thing which such Party is obliged to do, execute or perform pursuant to this Sublease Agreement (Event of Default), the aggrieved Party may give the defaulting Party a notice requiring the defaulting Party to remedy such Event of Default within a period of 30 days following service of the notice or if such default is not capable of being remedied within such period of 30 days then within such further period as the aggrieved Party or Parties shall deem reasonable.

(b) If a Party serves a notice of default under Article 12(a) and such default remains un-remedied upon expiry of the period specified in such notice for rectification, the aggrieved Party may terminate this Sublease Agreement forthwith upon the service of a further notice in writing to that effect and upon the service of such further notice this Sublease Agreement shall terminate forthwith without prejudice to the rights and remedies of the aggrieved Party at law or otherwise howsoever arising.

(c) Article 12(a) does not apply to any Event of Default for which another remedy is provided in this Agreement.

Article 13 : INSURANCE

If necessary, ERG, at its expense, shall contract and maintain in force insurance policies with insurance companies of international renown which are represented in Madagascar to cover the risks against damages, losses or injuries and damages on the environment.

In addition, ERG commits to transfer to Mazoto any proceeds that it may receive under such insurance policies, up to the amount payable for damages potentially suffered by Mazoto. One copy of each insurance policy and its rider, as well as of the delegation contract shall be transmitted to Mazoto each year.

Article 14 : FORMALITIES – REGISTRATION FEES

The Parties expressly agree that the registration fees of the present Sublease Agreement and the related administrative formalities shall be taken care of 50% by ERG and 50% by Mazoto.

Article 15 : LAW IN FORCE - DISPUTES

The present Agreement is governed by the law in Madagascar.

Any dispute arising under the execution of the present Sublease Agreement and that may not be resolved by agreement by the Parties will be submitted in a first time to a conciliation. In the case when no agreement has been able to be reached within a period of 3 months, the dispute will be referred to an arbitration court.

The arbitration court is made up of three arbitrators, each party designating an arbitrator and the two arbitrators thus designated designate the third. However, the Parties may agree between them to designate one single arbitrator. The arbitrators are compulsorily natural people.

Conciliation and arbitration shall be conducted in accordance with the Rule of conciliation and arbitration of the International Chamber of Commerce.

The arbitration will take place in the English language and the arbitration place will be

Antananarivo.

Article 16 : CHOICE OF RESIDENCE

For the execution of the present Sublease Agreement, the Parties declare that they elect domicile at the respective head offices of their companies.

Drawn up in (5) copies in Antananarivo, on this .

For Mazoto For ERG

Jean Luc Marquetoux Roland Fok-Seung

Manager Manager

Kirk McKinnon

Manager

Richard Schler

Manager

ANNEX A

List of the minerals that are the objects of the present Sublease Agreement

Vanadium Lithium Aggregates Alunite Barite Bentonite Vermiculite Carbonatites Corundum

Dimension stone, other than labradorite Feldspar, other than labradorite Fluorspar

Granite Graphite Gypsum Kaolin Kyanite

Limestone / Dolomite

Marble Mica Olivine Perlite Phosphate

Potash – Potassium minerals

Pumice Quartz Staurolite Zeolites

ANNEX B

Permit Area

[To be inserted at the time the sublease is entered into]

Joint Venture Agreement

Annexure C- Form of MDA Sublease Agreement

MINING SUBLEASE AGREEMENT

Between :

Mada-Aust SARL, a limited liability company with share capital of 2.000.000,00 Ariary, the head office of which is located at 135 Bis, Route circulaire, Ankorahotra, 101 Antananarivo, Madagascar, registered at the Trade and Company Register of Antananarivo under number

2004B00494, holding the Statistical Number 742141 2004 1 10261 and the Tax Registration Number 3000018087, represented by Mr Jean Luc Marquetoux in his quality as Manager of the Company, having all powers in that respect,

(Herein after called «Mada-Aust») on the one hand, And,

ERG (Madagascar) Ltd, a limited liability company with a capital of 2.000.000,00 Ariary, the head office of which is located at Pres lot 001 A Bis, Andranomena-Antehiroka, Antananarivo 101, Madagascar, registered at the Trade and Company Register under Number , holding the Statistical Number and the Tax Registration Number , represented by Mr Roland Fok-Seung in his quality as Manager of the Company, having all powers in that respect,

(Herein after called « ERG») on the other hand

PREAMBLE

(A) Mada-Aust is the holder of mining permit number <insert> (herein after “the Permit”)

relating on a total of squares.

(B)	Mada-Aust envisages conceding to the benefit of ERG, the rights for exploring Minerals as defined in Article one below.

(C)	Therefore, Mada-Aust and ERG decided to set the terms and of their respective agreement and commitment as follows.

Article 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In the present Agreement, unless the context otherwise requires:

- « Ar » refers to Ariary, a currency of the Republic of Madagascar;

-	« Claim » refers to a mineral claim such as defined by the mining legislation in Madagascar, and as being part of the area demarcated by a permit;

- « Industrial Mineral Rights » means all Mineral Rights with respect to the Minerals.

-	« Minerals » or « Industrial Minerals » refers to the minerals listed in Annex A and the research and/or exploitation of which is authorized within the Permit Area from time to time;

-	« Mineral Rights » means the right to explore for and mine minerals within the Permit Area in accordance with the Permit.

- « Other Minerals » means all other minerals other than Minerals.

-	« Other Mineral Rights » means all Mineral Rights other than the Industrial Mineral Rights in respect of the Permit.

- « Permit » means mining permit number <insert>;

- « Permit Area» means the area of the Permit described in Annex B;

- « Party » refers to any of the parties to the present Agreement; and

- « Term » has the meaning given to that term in Article 11 of this Sublease Agreement.

The word forms issued from a word or an expression as defined in the present clause shall have the same meaning as the above mentioned ones.

1.2. Interpretation

In the interpretation of the present Agreement, except for contradiction with the subject matter or the context,

(a)  Titles are given in the present Agreement only for convenience and they in no case be used for interpreting the latter;

(b) Any reference to the preamble, to the clauses, indentation, paragraphs, annexes are references to the preamble, the clauses, the indentations, the paragraphs and annexes of the present Agreement;

(c) « including » and similar expressions are not restrictive words.

The Parties acknowledge and agree that this Sublease Agreement shall be signed in both the French and English language. In the event of any discrepancy in translation or difference in interpretation between the two versions, the English language version shall prevail.

Article 2. PURPOSE OF THE AGREEMENT

Through the presents, Mada-Aust, in its capacity as holder of the Permit, under the herein after terms and conditions, concedes to ERG, who accepts, the rights of exploring the Minerals on the Permit Area.

Under the present Sublease Agreement, the research/exploration rights belonging to Mada-Aust by virtue of the Permit and relating to the Minerals shall be granted to ERG in respect of the Permit Area. In that respect, the latter has the exclusive right of undertaking the prospecting and the search for the Minerals to the extent they are included in the Permit. The obligations, which are both administrative, fiscal and environmental relating to the Permits, in accordance to the provisions of Article 140 of Decree n°2006-910 of 19 December 2006 which sets the modalities for applying the Mining Law, as well as the ownership of such Permit however remain with Mada-Aust.

Article 3 : RIGHTS AND OBLIGATIONS

3.1. Rights and obligations of Mada-Aust

3.1.1 - Obligations of Mada-Aust

Mada-Aust acknowledges and agrees that once this Sublease Agreement is executed and for the duration of the Term, access to the Permit must be granted to ERG along with copies of all material documents related to or associated with the Permit Area.

Mada-Aust grants to ERG the exclusive rights to undertake the prospecting and the mining research in order to identify Minerals, and to collect all necessary data with a view to exploiting one such Mineral or several of them. Any and all data collected as part of undertaking prospecting and mining research is the property of ERG but ERG will provide Mada-Aust copies on the reasonable request of Mada-Aust at ERG’s cost.

Mazoto shall manage the Permit in conformity with legal and regualtory provisions in force and shall provide to ERG all current and coming information relating to the Permit. Mada-Aust commits, upon a simple request by ERG and to the expense of the latter, to: (i) attend to the renewal of the Permit before their expiration; and

(ii) on completion of a bankable feasibility study and decision to mine being made in respect of all or a portion of the Permit Area, apply to the Bureau du Cadastre Minier de Madagascar (« BCMM ») for the transformation of one part or the total of the Permit Area which will be the mining area into exploitation permits.

All fees paid and costs engendered by Mada-Aust under the last paragraph will be cross-charged to ERG.

This Sublease Agreement continues to operate in respect of that part of the Permit Area that is not transformed into an exploitation permit(s).

3.2. Rights and obligations of ERG

3.2.1- Rights of existing subleases

[Note for template: This Article 3.2.1 only applies to the Sublease Agreements dealing with Permit numbers: 3432, 5394, 19932, 25605 and 25606. This Article will be deleted from the remainder of the Sublease Agreements]

In respect of the areas covered by existing sublease agreements relating to the research/exploration and exploitation of Labradorite, being those sublease agreements between Mada-Aust and Magrama SA, Mada-Aust and SQNY International SARL and Mada-Aust and Euromad Minière SARL, the rights of ERG under this Agreement are subject to the rights of the existing sub-leasees.

3.2.2- Obligations of ERG

For the duration of the Agreement, ERG shall:

(a) Conduct its research/exploration activities under the Permit by respecting the conditions and obligations imposed on the holder of mining permits, in accordance with the legislation and regulation in force on the territory of the Republic of Madagascar, more particularly the Madagascan legal and regulatory provisions in mining and environmental matters and in accordance with the international standards and practices in terms of safety and ethics;

(b) Take in the course of its research/exploration activities all reasonable actions which prove necessary to maintain the validity of the Permit that are the objects of the present Sublease Agreement and to avoid its forfeiture;

(c) Repair any damage that Mada-Aust might suffer and reimburse any expense that the latter might incur as a result of an activity undertaken by ERG, its authorized officials, its employees, subcontractors or agents, within the Permit Area under the Permit that is the object of the present Sublease Agreement;

(d) Proceed to, and fund the feasibility study of the exploitation of the Permit in relation to

Minerals that are the objects to the present Sublease Agreement.

Article 4 : SUBLEASE

4.1 : Grant of subleases

(a) Mada-Aust agrees to grant to ERG the Industrial Mineral Rights and the exclusive right to carry out prospecting and mining operations within the Permit Area, in accordance with the laws of Madagascar, for the purposes of identifying and exploiting any Minerals within that area.

(b) Mada-Aust hereby grants to ERG a sublease over the Permit Area to have the exclusive right to carry out prospecting and mining within the Permit Area, in accordance with the laws of Madagascar, for the purposes of identifying and exploiting any Minerals within that area.

4.2 Covenants of Mada-Aust in respect of the Permit

Mada-Aust, at the cost of ERG, must:

(a) use all reasonable endeavours permitted under the laws of Madagascar to ensure the Permit is renewed in the usual course for such periods as permitted by the Mining Code, as requested by ERG;

(b) do all such acts as are reasonably necessary to keep the Permit in good standing which can only be done or performed by the registered holder of the Permit, provided that Mada-Aust must give to ERG adequate prior notice of all such acts; and

(c) use all reasonable endeavours to have this Sublease Agreement registered with the BCMM as soon as possible.

4.3 Covenants of ERG in respect of the Permit

Subject to Article 4.2, ERG must:

(a) do all such acts and make all such payments as are reasonably necessary to keep the Permit in good standing;

(b) comply with all minimum expenditure obligations in respect of the Permit (if any); and

(c) contribute as sole contributors to all outgoings (being rents, rates, survey fees and other fees and charges under applicable legislation or otherwise in connection with the Permit).

4.4 Remedies of ERG

(a) If Mada-Aust does, permits or suffers to be done anything, or omits to do anything required under the Mining Code or other laws of Madagascar, which constitutes a breach of any of its covenants under this Sublease Agreement and which may, in ERG’s reasonable opinion, result in:

(i) the termination or non-renewal of the Permit;

(ii) a revocation of any permit, authority or approval necessary to maintain the good standing of the Permit; or

(iii) loss of access to any part of the Permit Area,

ERG has the right, on each occurrence, to be appointed Mada-Aust’s attorney for the purpose of taking whatever remedial steps it considers necessary to remedy the breach.

(b) Any costs incurred by ERG in exercising its rights pursuant to Article 4.4(a) will be a debt due from Mada-Aust to ERG payable upon demand.

(c) The rights created by Article 4.4(a) are the sole remedy in respect to a breach to which

Article 4.4(a) applies.

(d) ERG will not be liable to Mada-Aust for any loss or damage suffered by Mada-Aust as a result of actions taken or omissions made by ERG in the course of exercising or purporting to exercise its rights under Article 4.4(a) so long as ERG has acted in good faith.

4.5 Exercise of Industrial Mineral Rights

ERG must, in the exercise of its Industrial Mineral Rights:

(a) comply with the conditions of the Permit (to the extent that those conditions relate to the

Permit Area) as if ERG were the permit holder;

(b) comply with the requirements of the BCMM, the Mining Code, environmental laws and any other laws dealing with miners and the research/exploration for and mining of minerals;

(c) be responsible for approvals required for activities on the Permit Area;

(d) be responsible for the preparation and lodgement of any reporting obligations on any work done on, and money expended in connection with the Permit Area;

(e) comply with, adopt and exercise good mining practices including rehabilitating any ground disturbance;

(f) without prejudice to Article 8, use its reasonable endeavours to minimise interference with Mada-Aust’s activities in planning, programming and executing any exploration activity on the Permit;

(g) keep all drill holes, costeans, trenches, excavations, shafts and other workings secure and safe and properly maintained and, where necessary, fenced; and

(h) not do or suffer to be done anything which will or may place in jeopardy the Permit or render it liable to forfeiture.

4.6 Notice of activities

(a) ERG must, at least 20 working days prior to commencing any program of activity on the Permit Area (Proposed Activity), give a notice to Mada-Aust (Notice of Proposed Activity) containing particulars of:

(i) the general nature of the Proposed Activity; and

(ii) the areas of the Permit Area which ERG proposes to enter upon to conduct the Proposed Activity and or to construct, operate and maintain infrastructure in relation to the Proposed Activity.

(b) ERG will, at the cost of Mada-Aust, assay any exploration results for any Other Minerals requested by Mada-Aust provided that such request is received in sufficient time for ERG to make such request of the laboratory conducting the assay.

(c) Mada-Aust will, at the cost of ERG, assay any exploration results for any Industrial Minerals within the Permit Area requested by ERG provided that such request is received in sufficient time for Mada-Aust to make such request of the laboratory conducting the assay.

(d) ERG must provide to Mada-Aust the results of ERG’s activities on the Permit Area by way of:

(i) quarterly reports; and

(ii) reports at such other times as is required by Mada-Aust to enable it to comply with statutory and mining departmental (BCMM) reporting obligations as the holder of the Permit.

4.7 Mutual indemnities

(a) ERG agrees to indemnify, and keep indemnified, and hold harmless Mada-Aust and its directors, employees and consultants from and against all claims that may be made, brought against, suffered, sustained or incurred by Mada-Aust, arising out of any act or omission (including any negligent act or omission) of ERG and in the course of the exercise of activities undertaken by ERG on the Permit Area.

(b) Mada-Aust agrees to indemnify, and keep indemnified, and hold harmless ERG and its directors, employees and consultants from and against all claims that may be made, brought against, suffered, sustained or incurred by ERG, arising out of any act or omission (including any negligent act or omission) of Mada-Aust and in the course of the exercise of activities undertaken by Mada-Aust on the Permit Area.

4.8 Acknowledgement

The Parties acknowledge that Exploration Operations may only be conducted in respect of those Industrial Minerals noted on the Permits or for which an authorisation of the BCMM has been received by Mada-Aust acknowledging that those Industrial Minerals are the subject of the Permit. Mada-Aust must apply to the BCMM to add such of the Minerals to the Permit as may be requested by ERG from time to time to the extent those Minerals are not already noted on the Permit.

Article 5: PERMIT TRANSFORMATION

Mada-Aust commits, upon a simple written request by ERG and at the expense of the latter, on completion of a bankable feasibility study and decision to mine being made in respect of the Permit Area, to apply to the BCMM to secure the transformation of the mining area portion of the Permit Area into exploitation permits.

All the fees paid and costs engendered by Mada-Aust, under the present Article, shall be cross- charged to ERG.

If, under the relevant Mining Law, this Agreement can not continue in respect to the portion of the Permit converted into a exploitation permit, then Mada-Aust undertakes and agrees to enter into a further sublease agreement with ERG in respect of the exploitation permit on the same terms and conditions as this current Sublease Agreement.

Article 6 : COUNTERPART OF THE MINING EXPLORATION RIGHTS OF ERG

The mining research work undertaken by ERG by virtue of the present Sublease Agreement, enables Mada-Aust to spare some expenses that they would have had to pay if they themselves had undertaken such research work on the Permit Area.

In addition to the costs related to the above mentioned costs, ERG shall pay: (a) the costs generated by the exploration of the Minerals;

(b) the mining administration fees payable to BCMM in relation to the Permit, as well as all related expenses;

(c) the mining royalties and rebates payable in relation to Minerals to BCMM in case of exploitation of the Minerals;

(d) the local and/or national taxes applied to the Minerals;

(e) the costs related to the environmental impact assessments that are required in respect of

ERG exercising its rights under the present Sublease Agreement;

(f) the costs related to the feasibility study of the exploitation of the Minerals;

(g) the costs of rehabilitation that is necessary and consecutive to its activities on the land the subject of the Permit Area and required under the observance of the regulation in force; and

(h) the dues and fees to maintain the validity of the Permit.

ERG commits to reimburse without delay to Mada-Aust all the expenses that are incurred by the latter with regard to the above mentioned costs or otherwise attend to pay the above costs directly to the relevant authority.

Article 7 : PERMIT TRANSFER AND EXCLUSION

The research/exploration rights of ERG which result from the present Sublease Agreement do not confer upon ERG any ownership rights to the Permit. Nevertheless, the rights resulting from the present Agreement follow the Permit in whatever hand it passes. In that respect, Mada-

Aust might assign the Permit, subject to the fact that the transferee signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

However, ERG benefits from a preemptive right on any proposal to transfer the Permit other than to Mada-Aust or to Mada-Aust or to any other company, the shares of which are in majority held by Mada-Aust, subject to the fact that the acquirer signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

For the exercising of such preemptive right, any proposal to transfer the Permit shall be notified in advance to ERG within a period of 30 days at least prior to its achievement so that ERG can provide a bid.

If ERG wishes to exercise such preemptive right, ERG shall give notice to Mada-Aust within the

30 day period referred to above to acquire the Permit at the price and otherwise on the same terms and conditions offered to Mada-Aust by the third party.

If, within a period of 30 days as of the notification date, ERG does not exercise its preemptive right, Mada-Aust may transfer the Permit to a third party on condition that the transferee signs an agreement deed to the present Sublease Agreement that recognizes the rights of ERG such as defined in the present Sublease Agreement.

Therefore, the transferee shall substitute Mada-Aust under the obligations and conditions resulting from the present Sublease Agreement.

ERG may, by providing written notice to Mada-Aust, exclude the Permit from the operation of this Sublease Agreement, provided:

(a) ERG gives two months written notice of its intention to exclude the Permit from the operation of this Sublease Agreement; and

(b) the costs referred to in Article 6 are up-to-date and ERG has paid all rent and taxes applying to the Permit for 1 year, commencing on the date ERG gives written notice of exclusion of the Permit under this Article 7.

Article 8 : OTHER MINERAL RIGHTS

8.1 Holder of the Permit and Other Mineral Rights

The parties agree and acknowledge that Mada-Aust is:

(a) subject to the Permit being transformed in to an exploitation permit, the registered holder of the Permit; and

(b) the sole holder of the Other Mineral Rights,

and no other party has any rights in the Permit or the Other Mineral Rights other than as contemplated by this Sublease Agreement.

8.2 Priority of exercise of Industrial Mineral Rights by ERG

Subject to clause 8.4, Mada-Aust, as the holder of the Other Mineral Rights, and ERG must consult, co-operate and otherwise use all reasonable endeavours not to interfere with:

(a) the exercise of the Industrial Mineral Rights by ERG; and

(b) the exercise of the Other Mineral Rights by Mada-Aust,

but to the extent such interference cannot reasonably be avoided, the exercise of the Industrial Mineral Rights by ERG will have priority. Without limiting the foregoing, Mada-Aust, as the holder of the Other Mineral Rights, and ERG must, prior to the commencement of their respective seasonal exploration programmes on the Permit Area, consult with each other as to the contents of those programs and use reasonable endeavours to ensure those programs are not incompatible.

8.3 Exercise of Other Mineral Rights by Mada-Aust

In the exercise of the Other Mineral Rights, Mada-Aust must:

(a) comply with all applicable laws and conditions of grant of the Permit; and

(b) not do or suffer to be done anything which will or may render the Permit liable to cancellation or forfeiture.

8.4 Suspension of Other Mineral Rights for duration of mining operations

Subject to Article 8.7, upon ERG making a decision to mine in respect of the whole or any part of the Permit Area, the Other Mineral Rights of Mada-Aust will be suspended over the relevant mining area for the duration of the mining operations the subject of that decision to mine.

8.5 Transfer of Other Mineral Rights

Mada-Aust may transfer, assign or otherwise dispose of the whole or any part of the Other

Mineral Rights to any person (OMR Transferee) subject to:

(a) Mada-Aust giving ERG the opportunity to match any bona fide third party offer for the Other Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from Mada-Aust;

(b) the OMR Transferee being technically and financially able to perform the obligations of Mada-Aust as the holder of the Other Mineral Rights under this Sublease Agreement to the extent of the interest disposed of; and

(c) the OMR Transferee entering into an agreement deed to the present Sublease Agreement that recognize the rights of ERG such as defined under the present Sublease Agreement.

8.6 Transfer of Industrial Mineral Rights

ERG may transfer, assign or otherwise dispose of the whole or any part of the Industrial Mineral

Rights to any person (IMR Transferee) subject to:

(a) ERG giving Mada-Aust the opportunity to match any bona fide third party offer for the Industrial Mineral Rights as a right of first refusal for a period of 30 days from the time of notice of the offer from ERG;

(b) the IMR Transferee being technically and financially able to perform the obligations of ERG as the holder of the Industrial Mineral Rights under this Sublease Agreement to the extent of the interest disposed of; and

(c) the OMR Transferee entering into an agreement deed to the present Sublease Agreement that recognize the rights of ERG such as defined under the present Sublease Agreement.

8.7 Co-mingling

(a) If a deposit of Industrial Minerals is co-mingled or co-incident to a deposit of Other Minerals then Mada-Aust and ERG will negotiate in good faith the terms on which they will jointly develop the Industrial Minerals and Other Minerals, provided that, subject to Article 8.7(b), in no circumstances will the exploration or development of a deposit of Other Minerals impede the exploration or development of a deposit of Industrial Minerals.

(b) The development of a deposit of Other Minerals that is co-mingled or co-incident to a deposit of Industrial Minerals will prevail over the exploration or development of the deposit of Industrial Minerals only in following circumstances:

(i) the deposit of Other Minerals has been determined by a competent person to be an orebody comprising a resource or reserve with a greater net present value than the deposit of Industrial Minerals; and

(ii) Mada-Aust can demonstrate to the satisfaction of the ERG, acting reasonably, that the deposit of Other Minerals can and will be developed and mined within the same timeframe as ERG proposes to develop and mine the deposit of Industrial Minerals.

In this Article 8.7(b), “reserve”, “resource” and “competent person” have the meanings ascribed to those terms in the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the

Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and

Minerals Council of Australia and known as the JORC Code.

(c) Subject to Article 8.7(d), if Mada-Aust and ERG are unable to negotiate the joint development of the Industrial Minerals and Other Minerals, then as part of the development of the Industrial Minerals ERG will, on receiving a written notification from Mada-Aust, stockpile the Other Minerals so that Mada-Aust may have the benefit of the development of the Other Minerals once ERG has ceased mining.

(d) Any stockpiling costs associated with the development of Industrial Minerals (including overburden and waste) will be at the expense of ERG. Any costs associated with the stockpiling of Other Minerals undertaken at the request of Mada-Aust which are not activities which would have been incurred by ERG in the course of mining operations in any event, including (but not limited to) any ongoing environmental compliance costs, will be funded 100% by Mada-Aust.

Article 9 : RESPONSIBILITIES

ERG only is responsible for its activities resulting from the present Sublease Agreement. In no way is ERG responsible for the activities of Mada-Aust, including with respect to the exercise of the Other Mineral Rights.

In addition, in case of non observance by ERG of its obligations towards the mining administration and at the environmental level as set out in the present Sublease Agreement, it commits to indemnify Mada-Aust with regard to any prejudice, damage, loss and costs resulting from the non observance of such obligations.

Article 10 : SUSPENSION OF RIGHTS AND TERMINATION

In case of termination of the present Sublease Agreement, whether in case of failure by either

Party or upon expiration of the Sublease Agreement:

(a) the rights of ERG resulting from the present Sublease Agreement shall cease as a right;

(b) similarly, ERG shall not be responsible for any obligation resulting from the present Sublease Agreement except for its obligations that are normally due originating from facts prior to the effectiveness date of the termination but that the latter could not have accomplished on the termination date; and

(c) ERG to the satisfaction of the government departments or authorities involved commits itself to discharge any obligation and responsibility that would be imposed on it by the legislation and regulations in force, with regard to the environmental rehabilitation of the areas covered by the Permit Area but only to the extent that those obligations and responsibilities are the result of operations undertaken by ERG, its authorized officials, its employees, subcontractors or agents.

Article 11: DURATION AND RENEWAL

The present Sublease Agreement becomes effective on the date it is signed and remains valid and in force for the duration of the term of the Permit, including the term of any renewal of the Permit (“Term”).

Notwithstanding what precedes, the duration of the present Sublease Agreement in so far as it relates to the Permit will expire where the Permit is excluded from this Sublease Agreement in accordance with Article 7 of this Sublease Agreement.

If, under the relevant Mining Law, the Term is unable to extend to any renewal of the Permit, Mada-Aust undertakes and agrees to enter into a further sublease agreement with ERG for the period of the renewal of the Permit on the same terms and conditions as the current Sublease Agreement.

This Sublease Agreement terminates immediately upon the occurrence of: (a) any unanimous agreement by Mada-Aust and ERG to that effect;

(b) ERG ceasing to have any rights to any of the Industrial Mineral Rights; and

(c) Termination under Article 12(b).

Article 12 : EVENT OF DEFAULT

(a) Should a Party fail to do, execute or perform any material act or thing which such Party is obliged to do, execute or perform pursuant to this Sublease Agreement (Event of Default), the aggrieved Party may give the defaulting Party a notice requiring the defaulting Party to remedy such Event of Default within a period of 30 days following service of the notice or if such default is not capable of being remedied within such period of 30 days then within such further period as the aggrieved Party or Parties shall deem reasonable.

(b) If a Party serves a notice of default under Article 12(a) and such default remains un-remedied upon expiry of the period specified in such notice for rectification, the aggrieved Party may terminate this Sublease Agreement forthwith upon the service of a further notice in writing to that effect and upon the service of such further notice this Sublease Agreement shall terminate forthwith without prejudice to the rights and remedies of the aggrieved Party at law or otherwise howsoever arising.

(c) Article 12(a) does not apply to any Event of Default for which another remedy is provided in this Agreement.

Article 13 : INSURANCE

If necessary, ERG, at its expense, shall contract and maintain in force insurance policies with insurance companies of international renown which are represented in Madagascar to cover the risks against damages, losses or injuries and damages on the environment.

In addition, ERG commits to transfer to Mada-Aust any proceeds that it may receive under such insurance policies, up to the amount payable for damages potentially suffered by Mada-Aust. One copy of each insurance policy and its rider, as well as of the delegation contract shall be transmitted to Mada-Aust each year.

Article 14 : FORMALITIES – REGISTRATION FEES

The Parties expressly agree that the registration fees of the present Sublease Agreement and the related administrative formalities shall be taken care of 50% by ERG and 50% by Mada-Aust.

Article 15 : LAW IN FORCE - DISPUTES

The present Agreement is governed by the law in Madagascar.

Any dispute arising under the execution of the present Sublease Agreement and that may not be resolved by agreement by the Parties will be submitted in a first time to a conciliation. In the case when no agreement has been able to be reached within a period of 3 months, the dispute will be referred to an arbitration court.

The arbitration court is made up of three arbitrators, each party designating an arbitrator and the two arbitrators thus designated designate the third. However, the Parties may agree between them to designate one single arbitrator. The arbitrators are compulsorily natural people.

Conciliation and arbitration shall be conducted in accordance with the Rule of conciliation and arbitration of the International Chamber of Commerce.

The arbitration will take place in the English language and the arbitration place will be

Antananarivo.

Article 16 : CHOICE OF RESIDENCE

For the execution of the present Sublease Agreement, the Parties declare that they elect domicile at the respective head offices of their companies.

Drawn up in (5) copies in Antananarivo, on this .

For Mada-Aust For ERG

Jean Luc Marquetoux Roland Fok-Seung

Manager Manager

Kirk McKinnon

Manager

Richard Schler

Manager

ANNEX A

List of the minerals that are the objects of the present Sublease Agreement

Vanadium Lithium Aggregates Alunite Barite Bentonite Vermiculite Carbonatites Corundum

Dimension stone, other than labradorite Feldspar, other than labradorite Fluorspar

Granite

Graphite Gypsum Kaolin Kyanite

Limestone / Dolomite

Marble Mica Olivine Perlite Phosphate

Potash – Potassium minerals

Pumice Quartz Staurolite Zeolites

ANNEX B

Permit Area

[To be inserted at the time the sublease is entered into]